                                                                               *

                                Aircraft N171UA

================================================================================


                          FIRST AMENDED AND RESTATED
                    TRUST INDENTURE AND SECURITY AGREEMENT

                                   (1989 I)

                           Dated as of July 20, 2000



                                    between

                    STATE STREET BANK AND TRUST COMPANY,
         not in its individual capacity except as expressly set forth herein,
                         but solely as Owner Trustee,

                                      and

         STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL
                                 ASSOCIATION,
                             as Indenture Trustee

                        -------------------------------

                            United Air Lines, Inc.
                            1989 I Equipment Trust
                          One Boeing 747-422 Aircraft

                        -------------------------------


================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                                                  Page
RECITALS........................................................................................................    1

GRANTING CLAUSE.................................................................................................    2

HABENDUM CLAUSE.................................................................................................    6

ARTICLE 1
         DEFINITIONS............................................................................................    8
         Section 1.01.   Definitions............................................................................    8

ARTICLE 2
         THE EQUIPMENT NOTES....................................................................................   22
         Section 2.01.   Equipment Notes; Title and Terms.......................................................   22
         Section 2.02.   Execution and Authentication...........................................................   24
         Section 2.03.   Registrar and Paying Agent.............................................................   25
         Section 2.04.   Transfer and Exchange..................................................................   25
         Section 2.05.   Noteholder Lists; Ownership of Equipment Notes.........................................   26
         Section 2.06.   Mutilated, Destroyed, Lost or Stolen Equipment Notes...................................   27
         Section 2.07.   Cancellation...........................................................................   27
         Section 2.08.   Payment on Equipment Notes.............................................................   27
         Section 2.09.   Payment from Indenture Estate Only; Non-Recourse Obligations...........................   28
         Section 2.10.   Subordination..........................................................................   29
         Section 2.11.   Termination of Interest in the Indenture Estate........................................   29
         Section 2.12.   Withholding Taxes......................................................................   30

ARTICLE 3
         RECEIPT, DISTRIBUTION AND APPLICATION OF FUNDS IN THE INDENTURE ESTATE.................................   31
         Section 3.01.   [Reserved for Potential Future Use]....................................................   31
         Section 3.02.   Payment in Case of Redemption or Purchase of Equipment Notes...........................   31
         Section 3.03.   Application of Basic Rent..............................................................   32
         Section 3.04.   Application of Certain Payments in Case of Requisition or Event of Loss................   34
         Section 3.05.   Payments During Continuance of Indenture Event of Default..............................   35
         Section 3.06.   Payments for Which Application Is Provided in Other Documents..........................   38
         Section 3.07.   Payments for Which No Application Is Otherwise Provided................................   39
         Section 3.08.   Application of Payments................................................................   39

ARTICLE 4
         COVENANTS OF OWNER TRUSTEE.............................................................................   40
         Section 4.01.   Covenants of the Owner Trustee.........................................................   40

ARTICLE 5
         DISPOSITION, SUBSTITUTION AND RELEASE OF PROPERTY INCLUDED IN THE INDENTURE ESTATE DURING
         CONTINUATION OF LEASE...................................................................................  41
         Section 5.01.   Disposition, Substitution and Release of Property Included in the Indenture Estate
                         During Continuation of Lease............................................................  41

ARTICLE 6
         REDEMPTION OF EQUIPMENT NOTES...........................................................................  42
         Section 6.01.   Redemption of Equipment Notes upon Certain Events.......................................  42
         Section 6.02.   Redemption Price........................................................................  43
         Section 6.03.   Notice of Redemption to Noteholders.....................................................  44
         Section 6.04.   Deposit of Redemption Price.............................................................  44
         Section 6.05.   Equipment Notes Payable on Redemption Date..............................................  45
         Section 6.06.   No Prepayment or Redemption.............................................................  45

ARTICLE 7
         MATTERS CONCERNING THE LESSEE...........................................................................  45
         Section 7.01.   Repayment of Monies for Equipment Note Payments Held by the Indenture Trustee...........  45
         Section 7.02.   Change in Registration..................................................................  46
         Section 7.03.   Assumption of Obligations of Owner Trustee by the Lessee................................  47
         Section 7.04.   Selection of Funding Period.............................................................  49

ARTICLE 8
         DEFAULTS AND REMEDIES...................................................................................  50
         Section 8.01.   Indenture Events of Default.............................................................  50
         Section 8.02.   Acceleration; Rescission and Annulment..................................................  53
         Section 8.03.   Other Remedies Available to Indenture Trustee...........................................  53
         Section 8.04.   Waiver of Owner Trustee.................................................................  59
         Section 8.05.   Waiver of Existing Defaults.............................................................  60
         Section 8.06.   Control by Majority.....................................................................  60
         Section 8.07.   Rights of Noteholders to Receive Payment................................................  61
         Section 8.08.   Indenture Trustee May File Proofs of Claim..............................................  61

ARTICLE 9
         INDENTURE TRUSTEE.......................................................................................  61
         Section 9.01.   Duties of Indenture Trustee.............................................................  61
         Section 9.02.   Rights of Indenture Trustee.............................................................  61
         Section 9.03.   Individual Rights of Indenture Trustee..................................................  62
         Section 9.05.   Notice of Defaults......................................................................  63
         Section 9.06.   Compensation and Indemnity..............................................................  64
         Section 9.07.   Replacement of Indenture Trustee........................................................  64


         Section 9.08    Successor Indenture Trustee Agents by Merger, etc.......................................   66
         Section 9.09.   Eligibility; Disqualification...........................................................   66
         Section 9.10.   Trustee's Liens.........................................................................   66

ARTICLE 10
         TERMINATION OF TRUST INDENTURE..........................................................................   67
         Section 10.01.  Termination of Indenture................................................................   67
         Section 10.02.  Survival of Certain Obligations.........................................................   68
         Section 10.03.  Monies to Be Held in Trust..............................................................   68
         Section 10.04.  Monies to Be Returned to Owner Trustee..................................................   68

ARTICLE 11
         AMENDMENTS AND WAIVERS..................................................................................   69
         Section 11.01.  Amendments to this Agreement Without Consent of Noteholders.............................   69
         Section 11.02.  Amendments to this Agreement with Consent of Noteholders................................   70
         Section 11.03.  Revocation and Effect of Consents.......................................................   72
         Section 11.04.  Notation on or Exchange of Equipment Notes..............................................   72
         Section 11.05.  Indenture Trustee Protected.............................................................   72
         Section 11.06.  Amendments, Waivers, etc. of Other Operative Documents..................................   72
         Section 11.07.  Notices to Liquidity Providers..........................................................   75

ARTICLE 12
         MISCELLANEOUS...........................................................................................   76
         Section 12.01.  Notices.................................................................................   76
         Section 12.02.  GOVERNING LAW...........................................................................   77
         Section 12.03.  No Recourse Against Others..............................................................   77
         Section 12.04.  Execution in Counterparts...............................................................   78
         Section 12.05.  Section 1110............................................................................   78
         Section 12.06.  Effectiveness...........................................................................   78

SIGNATURES.......................................................................................................   78

Exhibit A-1     Form of Existing Equipment Notes
Exhibit A-2     Form of Pass Through Equipment Notes
Exhibit B       Form of Trust Agreement and Trust Indenture
                  and Security Agreement Supplement

Annex I
Annex II

                          FIRST AMENDED AND RESTATED
                    TRUST INDENTURE AND SECURITY AGREEMENT
                                   (1989 I)

                  This FIRST AMENDED AND RESTATED TRUST INDENTURE AND SECURITY AGREEMENT (1989 I) (this "Agreement"), dated as of July 20, 2000 between STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (the "Owner Trustee"), not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under the Trust Agreement, and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association (the "Indenture Trustee"), as Indenture Trustee hereunder, amends and restates in its entirety that certain Trust Indenture and Security Agreement (1989 I) dated as of August 1, 1989 (the "Initial Indenture") between BancBoston United Leasing LLC ("Original Lessor"), United Air Lines, Inc., as Lessee, and State Street Bank and Trust Company of Connecticut, National Association, as Successor Trustee to The Connecticut Bank and Trust Company, National Association, as Indenture Trustee ("Original Indenture Trustee"), as supplemented by that certain Trust Agreement and Trust Indenture and Security Agreement Supplement No. 1 (1989 I) dated August 16, 1989 (the "Supplement") and as amended by that certain First Amendment to Trust Indenture and Security Agreement (1989 I) dated as of February 1, 1990 (the "First Amendment"), between Original Lessor, Lessee and Original Indenture Trustee. The Initial Indenture, as supplemented by the Supplement and as amended by the First Amendment and further documents described in the attached Annex I and Annex II, is referred to as the "Original Indenture."

                             W I T N E S S E T H:
                             -------------------


                  WHEREAS, the Owner Participant and the Owner Trustee in its individual capacity have entered into the Trust Agreement whereby, among other things, (i) the Owner Trustee has established a certain trust for the use and benefit of the Owner Participant, subject, however, to the Indenture Estate created pursuant hereto for the use and benefit of, and with the priority of payment to, the Noteholders of the Equipment Notes issued hereunder, and (ii) the Owner Trustee has been authorized and directed pursuant to the Trust Agreement to execute and deliver this Amended and Restated Trust Indenture and Security Agreement;

                  WHEREAS, all capitalized terms used and not otherwise defined herein shall have the respective meanings set forth or referred to in Article 1 hereof;

                  WHEREAS, the Initial Indenture and the Supplement were recorded by the FAA on August 17, 1989 and assigned Conveyance No. Q40443;

                  WHEREAS, the First Amendment was recorded by the FAA on February 16, 1990 and assigned Conveyance No. M22314;

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  WHEREAS, pursuant to that certain Assignment and Assumption Agreement (1989 I) dated as of July 20, 2000 between the Owner Trustee and the Original Lessor, the Original Lessor assigned to the Owner Trustee, and the Owner Trustee assumed, all of the obligations of the Original Lessor under the Lessor Documents, all as more specifically set forth in the Assignment and Assumption Agreement;

                  WHEREAS, the parties desire by this Agreement, among other things, to (i) amend and restate in its entirety the Original Indenture, (ii) provide for the issuance by the Owner Trustee on the Refinancing Date of the Series A-1, Series B and Series C-2 Pass Through Equipment Notes and (iii) provide for the assignment, mortgage and pledge by the Owner Trustee to the Indenture Trustee, as part of the Indenture Estate hereunder, among other things, of certain of the Owner Trustee's right, title and interest in and to the Aircraft and the Operative Documents and certain payments and other amounts received hereunder or thereunder in accordance with the terms hereof, as security for, among other things, the Owner Trustee's obligations to the Indenture Trustee, for the ratable benefit and security of the Noteholders, subject to Section 2.10 and Article 3 hereof;

                  WHEREAS, all things have been done to make the Equipment Notes, when executed by the Owner Trustee and authenticated and delivered by the Indenture Trustee hereunder, the valid, binding and enforceable obligations of the Owner Trustee; and

                  WHEREAS, all things necessary to make this Agreement the legal, valid and binding obligation of the Owner Trustee and the Indenture Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened;

                                GRANTING CLAUSE

                  NOW, THEREFORE, THIS AMENDED AND RESTATED TRUST INDENTURE AND SECURITY AGREEMENT WITNESSETH, subject to Section 2.11(b) hereof, that, to secure the prompt payment by the Owner Trustee, as and when required hereunder or under the Equipment Notes, of the principal of, Make-Whole Amount (on and after the Refinancing Date only), if any, premium (prior to the Refinancing Date only), if any, and interest on, and all other amounts due with respect to, all Equipment Notes from time to time outstanding under this Indenture and all other amounts due hereunder and to secure the performance and observance by the Owner Trustee of all the agreements, covenants and provisions contained herein and in the other Operative Documents to which it is a party (other than, on and after the Refinancing Date, the Note Purchase Agreement), for the benefit of the Noteholders and each of the Indenture Indemnitees, and the prompt payment of any and all amounts from time to time owing hereunder, under the Lease and under the Participation Agreement by the Owner Trustee, the Owner Participant or the Lessee to the Noteholders and the Indenture Indemnitees, and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

premises and of the covenants herein contained, and of the acceptance of the Equipment Notes by the Noteholders, and of other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee, its successors and assigns, for the security and benefit of the Noteholders and the Indenture Indemnitees from time to time, a first priority security interest in and first priority mortgage lien on all estate, right, title and interest of the Owner Trustee in, to and under the following described property, rights, interests and privileges whether now or hereafter acquired and subject to the Lien hereof (which collectively, including all property hereafter specifically subjected to the lien of this Agreement by any instrument supplemental hereto, but excluding the Excluded Payments, are herein called the "Indenture Estate"):

                  (1) the Aircraft (including the Airframe and the Engines originally installed thereon), and all replacements thereof and substitutions therefor in which the Lessor shall from time to time acquire an interest, whether under the Lease or the Japanese Lease or both or any such replacements or substitutions therefor, as provided in this Agreement;

                  (2) the Lease, the Original Lease (as more fully described in Annex I hereto) and all Rent, including, without limitation, all amounts of Basic Rent, Supplemental Rent, and payments of any kind thereunder; the Participation Agreement (including all amounts payable to the Lessor thereunder); the Assignment and Assumption Agreement; the Japanese Lease; the Japanese Lease Supplement; the Purchase Agreement; the Lessor's Purchase Agreement; the Lessor's Consent and Agreement; the Primary Lessor Mortgage, the Primary Lessor's Comfort Letter, the Omnibus Agreement, and the Japanese Assumption Agreement (each to the extent assigned by the Japanese Lease Assignment); the Japanese Lease Assignment; the Japanese Lease Assignment Supplement; all other documents and property and interest therein assigned by the Japanese Lease Assignment; each notice, letter agreement or other document related to any of the foregoing entered into by or for the benefit of the Owner Trustee (or assigned to the Owner Trustee); including, without limitation, (x) all rights of the Lessor to receive any payments or other amounts or to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to take any other action under or in respect of any such document or to accept surrender or redelivery of the Aircraft or any part thereof, as well as all the rights, powers and remedies on the part of the Lessor, whether acting under any such document or by statute or at law or in equity, or otherwise, arising out of any Lease Event of Default or any default under the Japanese Lease, and (y) any right to restitution from the Lessee or the Primary Lessor in respect of any determination of invalidity of any such document;

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  (3) all rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the lien of this Agreement;

                  (4) all requisition proceeds with respect to the Aircraft or any part thereof (to the extent of the Lessor's interest therein pursuant to the terms of the Lease) and all insurance proceeds with respect to the Aircraft or any part thereof, but excluding any insurance maintained by the Lessee, Owner Participant or Owner Trustee and not required under Section 11 of the Lease;

                  (5) all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Indenture Trustee by or for the account of the Lessor pursuant to any term of any Operative Document and held or required to be held by the Indenture Trustee hereunder and all rights of the Lessor in and to the Deposited Cash and all investment income thereon;

                  (6) all rights of the Lessor to amounts paid or payable by the Lessee to the Lessor under the Participation Agreement and all rights of the Lessor to enforce payments of any such amounts thereunder; and

                  (7) all proceeds of the foregoing.

         The Original Lessor has previously delivered to the Indenture Trustee the original executed counterpart of the Original Lease and the initial Lease Supplement, the First Amendment to Lease, as well as the Japanese Assumption Agreement, the Japanese Lease, the Japanese Lease Supplement, the Japanese Lease Assignment and the Japanese Lease Assignment Supplement, and, concurrently with the delivery hereof, Owner Trustee is delivering the original counterpart of the Lease (to each of which a chattel paper receipt is attached), and the Original Lessor has previously delivered to the Indenture Trustee executed copies of the Lessor's Purchase Agreement and the Lessor's Consent and Agreement.

                  Notwithstanding the foregoing provisions:

                  (a) there shall be excluded from the security interest granted by this Agreement all Excluded Payments;

                  (b) (i) whether or not a Lease Event of Default or an Indenture Event of Default shall occur and be continuing, the Owner Trustee and the Owner Participant shall at all times retain the right, to the exclusion of the Indenture Trustee but subject always to the provisions of the next succeeding full paragraph (a) to Excluded Payments and to commence an action at law to obtain such Excluded Payments, (b) to exercise any election or option or to make any decision or determination, or to give or receive any

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

         notice, consent, waiver or approval, or to take any other action in respect of, but in each case only to the extent relating to, Excluded Payments, (c) to exercise all rights with respect to insurance maintained for its own account which Section 11(e) of the Lease specifically confers on the "Lessor" and (d) to exercise, to the extent necessary to enable it to exercise its rights under Section 8.03(e)(i) hereof, the rights of the "Lessor" under Section 21 of the Lease;

                  (ii) whether or not a Lease Event of Default or Indenture Event of Default shall occur and be continuing, the Owner Trustee and the Indenture Trustee shall each have the right separately but not to the exclusion of the other, (a) to receive from the Lessee all notices, certificates, reports, filings, Opinions of Counsel, copies of all documents and all information which the Lessee is permitted or required to give or furnish to the "Lessor" pursuant to the Lease or to the Owner Trustee pursuant to any other Operative Document, (b) to exercise inspection rights pursuant to Section 12 of the Lease, (c) to maintain separate insurance pursuant to Section 11(e) of the Lease and to retain all rights with respect to such insurance maintained for its own account, (d) to give any notice of default under Section 14 of the Lease, (e) to cause the Lessee to take any action and execute and deliver such documents and assurances as the "Lessor" may from time to time reasonably request pursuant to Section 16 of the Lease and (f) to consent (with the concurrent consent of the other such party to the extent such consent is required) to changes to the list of countries on Exhibit F or G to the Lease;

                  (iii) so long as no Indenture Event of Default shall have occurred and be continuing (but subject to the provisions of Section 11.06), the Owner Trustee shall retain the right to exercise the following rights of the "Lessor" under the Lease: (a) to the exclusion of the Indenture Trustee, the right to (i) exercise all rights of the "Lessor" under the Lease (other than the right to receive any funds to be paid to the Lessor under the Lease (other than funds that constitute Excepted Payments)) and (ii) approve as satisfactory any accountants, engineers or counsel to render services for or issue opinions to the Owner Trustee pursuant to express provisions of the Operative Documents; (b) to the exclusion of the Indenture Trustee, the right to waive the opinion required pursuant to Section 8(e)(ii)(C) of the Participation Agreement; and (c) the non-exclusive right to exercise the rights of the "Lessor" to terminate the Japanese Lease Assignment and to exercise the purchase right thereunder;

                  (iv) so long as the Indenture Trustee shall not have foreclosed the Lien of this Indenture, the Owner Trustee and the Owner Participant shall retain the right, to the exclusion of the Indenture Trustee, (a) to adjust Basic Rent and the percentages relating to Stipulated Loss Value and Termination Value, and Excess Amount as provided in Section 3(c) of the Lease, (b) to retain the rights of the "Lessor" with respect to solicitations of bids, and the election to retain the Aircraft pursuant to Section 9 of the

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

         Lease, (c) to retain the rights of the "Lessor" under Section 7(b) of the Lease and (d) to exercise the right of "Lessor" to determine the fair market rental value or fair market sales value pursuant to Section 19 of the Lease;

                  (c) the leasehold interest granted to the Lessee by the Lease shall not be subject to the security interest granted by this Agreement, and nothing in this Agreement shall affect the rights of the Lessee under the Lease so long as no Lease Event of Default has occurred and is continuing; and

                  (d) as between the Owner Trustee and the Indenture Trustee, nothing contained in this Granting Clause shall prevent the Owner Trustee, as the "Lessor" under the Lease, from seeking specific performance of the covenants of the Lessee under the Lease relating to the protection, insurance, maintenance, possession and use of the Aircraft and from maintaining separate insurance with respect to the Aircraft to the extent permitted by Section 11 of the Lease.

                  Notwithstanding anything to the contrary contained herein, the Indenture Trustee shall have the right, subject to Section 8.03 hereof, to the exclusion of the Owner Trustee and the Owner Participant, to declare the Lease to be in default under Section 15 thereof and to exercise the remedies set forth in Section 15 of the Lease at any time that a Lease Event of Default shall have occurred and be continuing.

                                HABENDUM CLAUSE

                  TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, in trust for the benefit and security of the Indenture Trustee and the Noteholders from time to time, without any preference, priority or distinction of any one Equipment Note over any other by reason of series, priority of time of issue, sale or negotiation, date of maturity or otherwise for any reason whatsoever, except, on and after the Refinancing Date only, as provided in Section 2.10 and Article 3, and for the uses and purposes and subject to the terms and provisions set forth in this Agreement.

                  1. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Owner Trustee shall remain liable under each of the Operative Documents to which it is a party to perform all of its obligations thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Indenture Trustee and the Noteholders shall have no obligation or liability under any of the Operative Documents to which the Owner Trustee is a party by reason of or arising out of the assignment hereunder, nor shall the Indenture Trustee (except as to the Indenture Trustee, if the Indenture Trustee shall have become the "Lessor" under the Lease) or the Noteholders be required or obligated in any manner to perform or fulfill any obligations of the Owner Trustee under any of the Operative Documents to which the Owner

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

Trustee is a party, or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                 2. The Owner Trustee does hereby constitute the Indenture Trustee the true and lawful attorney of the Owner Trustee, irrevocably, for good and valuable consideration and coupled with an interest and with full power of substitution, with full power (in the name of the Owner Trustee or otherwise) subject to the terms and conditions of this Indenture, to ask, require, demand, receive, sue for, compound and give acquittance for any and all moneys and claims for moneys due and to become due to the Owner Trustee (other than Excluded Payments) under or arising out of the Lease (subject to Section 11.06(b)(1) hereof), the Purchase Agreement, the Lessor's Bill of Sale and the Lessor's Consent and Agreement, the Lessor's Purchase Agreement, and all other Operative Documents to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Indenture Trustee may deem to be necessary or advisable in the premises as fully as the Owner Trustee itself could do. The Owner Trustee has directed the Lessee to make all payments of Rent (other than Excluded Payments) payable to the Owner Trustee by the Lessee and all other amounts which are required to be paid to or deposited with the Owner Trustee pursuant to the Lease directly to, or as directed by, the Indenture Trustee at such address as the Indenture Trustee shall specify, for application as provided in this Agreement. The Owner Trustee agrees that promptly on receipt thereof, it will transfer to the Indenture Trustee any and all moneys from time to time received by it constituting part of the Indenture Estate, for distribution by the Indenture Trustee pursuant to this Agreement, except that the Owner Trustee shall accept for distribution pursuant to the Trust Agreement any amounts distributed to it by the Indenture Trustee as expressly provided in this Agreement and any Excluded Payments.

                 3. The Owner Trustee agrees that at any time and from time to time, upon the written request of the Indenture Trustee, the Owner Trustee will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents as the Indenture Trustee may reasonably deem desirable in obtaining the full benefits of the assignment hereunder and of the rights and powers herein granted.

                 4. The Owner Trustee does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as the Lien granted hereunder has not been discharged in accordance with the terms hereof, any of its rights, titles or interests hereby assigned, to any Person other than the Indenture Trustee, and that it will not, except as provided in or permitted by this Agreement, accept any payment under any agreement subject to the Lien hereof, enter into an agreement amending or supplementing any of the Operative Documents, execute any waiver or modification of, or consent under the terms of any of the Operative Documents, settle or compromise any claim (other than claims in respect of

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

Excluded Payments) arising under any of the Operative Documents, or submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any of the Operative Documents, to arbitration thereunder.

         It is hereby further agreed that any and all property described or referred to in the granting clause hereof which is hereafter acquired by the Owner Trustee shall ipso facto, and without any other conveyance, assignment or
                    ---- -----
act on the part of the Owner Trustee or the Indenture Trustee, become and be subject to the Lien herein granted as fully and completely as though specifically described herein, but nothing contained in this paragraph shall be deemed to modify or change the obligations of the Owner Trustee contained in the foregoing paragraphs.

         The Owner Trustee does hereby ratify and confirm the Lease and does hereby agree that it will not violate any covenant or agreement made by it therein, herein or in any other Operative Document to which it is a party.

                  IT IS HEREBY FURTHER COVENANTED AND AGREED by and between the parties hereto as follows:

                                   ARTICLE 1

                                  DEFINITIONS

                  Section 1.01.  Definitions.  (a)  For all purposes of this
                                 -----------
Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) each of "Owner Trustee," "Indenture Trustee," "Noteholder," "Lessee," "Owner Participant," "Liquidity
         Provider,""Subordination Agent," "Pass Through Trustee" or any other Person includes, without prejudice to the provisions of any Operative Documents, any successor in interest to it and any permitted transferee, permitted purchaser or permitted assignee of it;

                  (2) the terms defined in this Article 1 have the meanings assigned to them in this Article 1, and include the plural as well as the singular;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

                  (5) all references in this Agreement to Articles, Sections and Exhibits refer to Articles, Sections and Exhibits of this Agreement; and

                  (6) terms used herein without definition shall have the respective meanings specified therefor in the Lease.

                  (b) For all purposes of this Agreement, the following capitalized terms have the following respective meanings:

                  "Affiliate"  with  respect to a  specified  Person,  means any
                   ---------
other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent" means any Paying Agent or Registrar.
                   -----

                  "Aircraft" shall have the meaning specified therefor in the
                   --------
Lease.

                  "Airframe" shall have the meaning specified therefor in the
                   --------
Lease.

                  "Amortization Amount" means, with respect to any Equipment
                   -------------------
Note, as of any Payment Date, the amount determined by multiplying the percentage set forth opposite such Payment Date on the Amortization Schedule by the original principal amount of such Equipment Note.

                  "Amortization Schedule" means, (i) with respect to any Series
                   ---------------------
of Pass Through Equipment Notes, the amortization schedule for such Series as set forth on Exhibit B-1, B-3 or B-4 of the Note Purchase Agreement, as the case may be, and (ii) with respect to any Existing Equipment Note, the amortization schedule of such Existing Equipment Note attached thereto on the date hereof.

                  "Assignment and Assumption Agreement" means that certain
                   -----------------------------------
Assignment and Assumption Agreement (1989 I) dated as of July 20, 2000, between the Owner Trustee and the Owner Participant.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  "Average Life Date" shall mean, for each Equipment Note to be
                   -----------------
redeemed, the date which follows the redemption date by a period equal to the Remaining Weighted Average Life at the redemption date of such Equipment Note.

                  "Bankruptcy Code" shall have the meaning specified therefor in
                   ---------------
the Lease.

                  "Basic Pass Through Trust Agreement" means the Pass Through
                   ----------------------------------
Trust Agreement to be entered into between Lessee and Pass Through Trustee, but does not include any Pass Through Trust Supplement.

                  "Basic Rent" shall have the meaning specified therefor in the
                   ----------
Lease.

                  "Business Day" shall have the meaning specified therefor in
                   ------------
the Lease.

                  "Citizen of the United States" shall have the meaning
                   ----------------------------
specified therefor in the Lease.

                  "Commencement  Date" shall have the meaning specified therefor
                   ------------------
in the Lease.

                  "Continuous Stay Period" shall have the meaning specified in
                   ----------------------
Section 8.03(e)(iii) hereof.

                  "Co-Registrar" shall have the meaning specified therefor in
                   ------------
Section 2.03.

                  "Corporate Trust Department" means the principal office of the
                   --------------------------
Indenture Trustee located at the Indenture Trustee's address for notices under the Participation Agreement or such other office at which the Indenture Trustee's corporate trust business shall be administered which the Indenture Trustee shall have specified by notice in writing to Owner Trustee and each Noteholder.

                  "Debt" shall mean any liability for borrowed money, or any
                   ----
liability for the payment of money in connection with any letter of credit transaction, or other liabilities evidenced or to be evidenced by bonds, debentures, notes or other similar instruments.

                  "Debt Rate" shall mean (i) with respect to the Existing
                   ---------
Equipment Notes, the interest rate applicable thereto as determined in accordance with the terms thereof and (ii) with respect to any Series of Pass Through Equipment Notes, the rate per annum specified for such Series under the heading "Interest Rate" in the related Exhibit B of the Note Purchase Agreement for such Series.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  "Deposited Cash" shall mean the aggregate of (i) cash
                   --------------
deposited with the Indenture Trustee as provided in Section 3.01 and (ii) when required or indicated by the context, any Permitted Investment purchased by the use of such Deposited Cash pursuant to the provisions of Section 9.04(b).

                  "Eligible Institution" means (a) the corporate trust
                   --------------------
department of the Indenture Trustee, the Subordination Agent or any Pass Through Trustee, as applicable, or (b) a depository institution organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating from Moody's and Standard & Poor's of at least "A-3" or its equivalent.

                  "Engine" shall have the meaning specified therefor in the
                   ------
Lease.

                  "Equipment Note" or "Equipment Notes" means each Existing
                   --------------      ---------------
Equipment Note and, on and after the Refinancing Date only, the Pass Through Equipment Notes.

                  "Event of Loss" shall have the meaning specified therefor in
                   -------------
the Lease.

                  "Excluded Payments" means (i) any right, title or interest of
                   -----------------
the Owner Trustee in its individual or trust capacity, the Owner Participant or their respective Affiliates or of their respective successors, permitted assigns, directors, officers, employees, servants and agents to any payment which by the terms of Section 7(b) or 7(c) of the Participation Agreement,
Section 5.03 or 7.01 of the Trust Agreement or any section of the Tax Indemnity Agreement or any corresponding payment under Section 3(d) of the Lease is payable to such Person, (ii) any insurance proceeds payable under insurance permitted to be maintained under Section 11(e) of the Lease by the Owner Trustee in its individual or trust capacity or the Owner Participant (whether directly or through the Owner Trustee), or to their respective Affiliates, successors, permitted assigns, directors, officers, employees, servants and agents, (iii) any insurance proceeds (or proceeds of governmental indemnities in lieu thereof) payable to the Owner Trustee in its individual capacity or to the Owner Participant, or to their respective Affiliates, successors, permitted assigns, directors, officers, employees, servants and agents, under any liability insurance maintained by the Lessee pursuant to Section 11 of the Lease or by any other Person (or proceeds of governmental indemnities in lieu thereof), (iv) any rights of the Owner Participant or the Owner Trustee to demand, collect, sue for, or otherwise receive and enforce payment of the foregoing amounts (including interest thereon to the extent provided in the applicable provisions of the Operative Documents) and the right to give any notice of default under
Section 14 of the Lease, but not including the right to exercise any remedies under the Lease except for those specifically provided for in this clause (iv),
(v) if the Lessee has assumed the obligations of the Owner Trustee in respect of the Equipment Notes in accordance with Section 7.03 hereof and Section 8(r) of the Participation Agreement, the amount payable as purchase price pursuant to
Section 9(b) of the Lease, (vi) amounts or expenses paid or payable to,

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

or for the benefit of, the Owner Participant pursuant to the Participation Agreement or the Note Purchase Agreement, (vii) the respective rights of the Owner Trustee in its individual capacity or the Owner Participant to the proceeds of the foregoing and (viii) any right to demand, collect or otherwise receive and enforce the payment of any amount described in clauses (i) through
(vii) above; provided, that "Excluded Payments" shall not include any amount payable to the Owner Trustee under clause (i) or (ii) above to the extent that treating such amount as an "Excluded Payment" would result in the Trust Estate or the Indenture Estate suffering any liability, loss, claim, or expense or would result in a failure to reimburse the Trust Estate or the Indenture Estate for any liability, loss, or expense previously suffered by it or otherwise in any way result in a diminution of the Trust Estate or the Indenture Estate.

                  "Existing Equipment Notes" means the Series A Certificates
                   ------------------------
issued and outstanding under the Original Indenture on the Effective Date.

                  "Federal Aviation Act" shall have the meaning specified
                   --------------------
therefor in the Lease.

                  "Federal Aviation Administration" and "FAA" shall have the
                   -------------------------------       ---
meaning specified therefor in the Lease.

                  "Funding Period" in respect of the Existing Equipment Notes
                   --------------
only, shall mean a period commencing on the date of issuance of the Existing Equipment Notes and ending on (but excluding) February 15, 2000 or thereafter a period of from one to ten years, in increments of one-half years, but the final Funding Period need not be an increment of one-half years, elected by Lessee on behalf of the Owner Trustee, as set forth in the form of Existing Equipment Note, provided that (i) the first of any such other Funding Periods shall commence on February 15, 2000, and end on the August 15 or February 15 corresponding to the length of the Funding Period elected by Lessee on behalf of the Owner Trustee, as set forth in the form of Existing Equipment Note, and each succeeding Funding Period shall commence on the date immediately following the expiration of the preceding Funding Period and end on the date determined as aforesaid, (ii) there shall be no more than five (5) Funding Periods (excluding for this purpose the initial Funding Period ending on February 15, 2000), (iii) no Funding Period shall include or extend beyond the maturity date of the Existing Equipment Notes, and (iv) the provisions of Section 7.04 of this Agreement shall be complied with upon the selection of each new Funding Period.

                  "Indenture Default" means any event which is, or after notice
                   ------------------
or passage of time, or both, would be, an Indenture Event of Default.

                  "Indenture Estate" shall have the meaning specified therefor
                   ----------------
in the Granting Clause hereof.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  "Indenture Event of Default" shall have the meaning specified
                   --------------------------
therefor in Article 8.

                  "Indenture Indemnitee" means (i) the Indenture Trustee in its
                   --------------------
individual capacity and as Indenture Trustee, (ii) each separate or additional trustee appointed pursuant to this Agreement, (iii) the Subordination Agent,
(iv) each Liquidity Provider, (v) on and after the Refinancing Date only, each Pass Through Trustee, (vi) each Noteholder, and (vii) each of the respective directors, officers, employees, agents and servants of the persons described in clauses (i) through (vi) inclusive above.

                  "Indenture Supplement" means a supplement to this Agreement in
                   --------------------
the form of Exhibit B hereto.

                  "Indenture Trustee" means State Street Bank and Trust Company
                   -----------------
of Connecticut, National Association, and each other Person which may from time to time be acting as Indenture Trustee in accordance with the provisions of this Agreement.

                  "Intercreditor Agreement" means that certain Intercreditor
                   -----------------------
Agreement among the Pass Through Trustees, the Liquidity Providers and the Subordination Agent, to be entered into on the Refinancing Date, provided that, for purposes of any obligation of Owner Trustee, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by Owner Trustee.

                  "Interest Payment Date" means (a) with respect to the Existing
                   ---------------------
Equipment Notes, each February 15 and August 15, commencing February 15, 1990, so long as the Existing Equipment Notes remain Outstanding; and (b) with respect to the Pass Through Equipment Notes, January 1, 2001 and each January 1 and July 1 of each year thereafter.

                  "Interest Period" means, (a) with respect to the Existing
                   ---------------
Equipment Notes, the periods set forth in Exhibit A to the Original Indenture; and (b) with respect to each Series of Pass Through Equipment Notes initially, the period from (and including) the Issuance Date for such Series and ending on (but excluding) the first Interest Payment Date following such Issuance Date, and thereafter each successive semi-annual period from (and including) on the final day of the preceding Interest Period for such Series of Equipment Notes and ending on the next succeeding Interest Payment Date.

                  "Issuance Date" means, with respect to each Series of
                   -------------
Equipment Notes, the date such Equipment Notes are issued by the Owner Trustee pursuant to the terms hereof.

                  "Japanese Assumption Agreement" shall have the meaning
                   -----------------------------
specified therefor in the Lease.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  "Japanese Lease" shall have the meaning specified therefor in
                   --------------
the Lease.

                  "Japanese Lease Assignment" shall have the meaning specified
                   -------------------------
therefor in the Lease.

                  "Japanese Lease Assignment Supplement" shall have the meaning
                   ------------------------------------
specified therefor in the Lease.

                  "Japanese Lease Supplement" shall have the meaning specified
                   -------------------------
therefor in the Lease.

                  "Lease" means the First Amended and Restated Lease Agreement
                   -----
(1989 I), dated as of July 20, 2000 between the Owner Trustee, as lessor, and the Lessee, as lessee, as such Lease Agreement may from time to time be further supplemented, amended or modified in accordance with the terms thereof and this Agreement. The term "Lease" shall also include each Lease Supplement entered
                     -----
into pursuant to the terms of the Lease.

                  "Lease Event of Default" shall have the meaning specified for
                   ----------------------
the term "Event of Default" in the Lease.

                  "Lease Loss Payment Date" shall mean the date on which
                   -----------------------
Stipulated Loss Value (as defined in the Lease) is to be paid pursuant to
Section 10(a) of the Lease.

                  "Lease Supplement" shall have the meaning specified therefor
                   ----------------
in the Lease.

                  "Lease Termination Date" shall have the meaning specified for
                   -----------------------
the term "Termination Date" in the Lease.

                  "Lessee" means United Air Lines, Inc., a Delaware corporation,
                   ------
and, subject to the provisions of the Participation Agreement, its permitted successors and assigns.

                  "Lessor Liens" shall have the meaning specified therefor in
                   ------------
the Lease.

                  "Lessor's Consent and Agreement" shall have the meaning
                   ------------------------------
specified therefor in the Lease.

                  "Lessor's Purchase Agreement" shall have the meaning specified
                   ---------------------------
therefor in the Lease.

                  "Lien" means any mortgage, pledge, lien, charge, encumbrance,
                   ----
lease, security interest or claim.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  "Liquidity Facilities" means the three Revolving Credit
                   --------------------
Agreements (consisting of a separate Revolving Credit Agreement with the applicable Liquidity Provider with respect to each of the Class A-1 Trust, the Class A-2 Trust and the Class B Trust) between the Subordination Agent, as borrower, and such Liquidity Provider, each to be dated as of the Refinancing Date, provided that, for purposes of any obligation of Owner Trustee or Lessee,
      --------
no amendment, modification or supplement to, or substitution or replacement of, any such Liquidity Facility shall be effective unless consented to by Owner Trustee or Lessee, as the case may be.

                  "Liquidity Provider" means Landesbank Hessen-Thuringen
                   ------------------
Girozentrale as the Liquidity Provider under the Class A-1 Liquidity Facility, the Class A-2 Liquidity Facility and the Class B Liquidity Facility (as such terms are defined in the Intercreditor Agreement) or any successor thereto.

                  "Majority in Interest of Noteholders" means, subject, on and
                   -----------------------------------
after the Refinancing Date only, to Section 2.6 of the Intercreditor Agreement, as of a particular date of determination, the holders of a majority in aggregate unpaid principal amount of all Equipment Notes outstanding as of such date (excluding any Equipment Notes held by Owner Trustee, the Owner Participant, the Lessee, Indenture Trustee or any Affiliate of any such party or any interests of Owner Trustee therein (unless all Equipment Notes shall be held by any such entity or an Affiliate thereof; provided, however, if all Equipment Notes are held by the Lessee or an Affiliate thereof upon the occurrence and during the continuance of an Event of Default, then the Owner Participant shall be considered the "Majority in Interest of Noteholders" during the continuance of such Event of Default)); provided that for the purposes of directing any action or casting any vote or giving any consent, waiver or instruction hereunder, any Noteholder of an Equipment Note or Equipment Notes may allocate, in such Noteholder's sole discretion, any fractional portion of the principal amount of such Equipment Note or Equipment Notes in favor of or in opposition to any such action, vote, consent, waiver or instruction.

                  "Make-Whole Amount" means, on and after the Refinancing Date
                   -----------------
only, with respect to each Pass Through Equipment Note, an amount (as determined by an independent investment banker of national standing selected by Lessee) equal to the excess, if any determined under the following calculation:

                  (1) the present value of the remaining scheduled payments of principal and interest from the determination date to maturity of such Pass Through Equipment Note computed by discounting the payments on a semi-annual basis on each Interest Payment Date (assuming a 360-day year of twelve 30-day months) using a discount rate equal to the Treasury Yield, minus

                  (2) the outstanding principal amount of such Pass Through Equipment Note plus accrued interest to the date of determination.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

For purposes of determining the Make-Whole Amount, the "Treasury Yield" means,
                                                        --------------
at the date of determination with respect to any Pass Through Equipment Note, the interest rate (expressed as a semi-annual equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield) determined to be the annual rate equal to the semi-annual yield to maturity for United States Treasury securities maturing on the Average Life Date of such Pass Through Equipment Note and trading in the public securities markets either as determined by interpolation between most recent weekly average yield to maturity for two series of United States Treasury securities trading in the public securities markets, (1) one maturing as close as possible to, but earlier than, the Average Life Date of such Pass Through Equipment Note and (2) the other maturing as close as possible to, but later than, the Average Life Date of such Pass Through Equipment Note, in each case as published in the most recent H.15(519) or, if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such Pass Through Equipment Note is reported in the most recent H.15(519), the weekly average yield to maturity as published in such H.15(519). As used in the definition of "Treasury Yield", "H.15(519)" means, the weekly statistical release designated as such, or any
 ---------
successor publication, published by the Board of Governors of the Federal Reserve System. The date of determination of Make-Whole Amount is the third
(3rd) Business Day prior to the applicable payment date. The "most recent
                                                              -----------
H.15(519)" means the H.15(519) published prior to the close of business on the
---------
third business day prior to the applicable payment or redemption date.

                  "Moody's" means Moody's Investors Service, Inc. (or any
                   -------
successor thereto).

                  "Noteholder" means a person in whose name an Equipment Note is
                   ----------
registered on the Register (including, so long as it holds any Series A-1, Series B or Series C-2 Pass Through Equipment Notes issued hereunder, the Subordination Agent on behalf of the Pass Through Trustee under the applicable Pass Through Trust Agreement pursuant to the provisions of the Intercreditor Agreement).

                  "Note Purchase Agreement" means that certain 747 Leased
                   -----------------------
Equipment Note Purchase Agreement to be entered into on or before the Refinancing Date among State Street Bank and Trust Company, as Owner Trustee, BancBoston United Leasing LLC, as Owner Participant, United Airlines, Inc., as Lessee, and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee under each Pass Through Trust Agreement, Subordination Agent and Indenture Trustee.

                  "Omnibus Agreement" shall have the meaning specified therefor
                   -----------------
in the Lease.

                  "Original Lease" shall mean the documents described in Annex
                   --------------
II hereto.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  "Outstanding" when used with respect to Equipment Notes,
                   -----------
means, as of the date of determination, all Equipment Notes theretofore executed and delivered under this Agreement other than:

                  (i) Equipment Notes theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation pursuant to
Section 2.08 or otherwise;

                  (ii) Equipment Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the Holders of such Equipment Notes; provided that, if such Equipment Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Agreement or provision therefor satisfactory to the Indenture Trustee has been made; and

                  (iii) Equipment Notes in exchange for or in lieu of which other Equipment Notes have been executed and delivered pursuant to this Agreement;

provided, however, that in determining whether the Holders of the holders of the requisite principal amount of Equipment Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Equipment Notes owned by or pledged to Lessee or any Affiliate of Lessee shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Equipment Notes which the Indenture Trustee knows to be so owned or so pledged shall be disregarded. Equipment Notes owned by Lessee which have been pledged in good faith may be regarded as Outstanding if Lessee establishes to the satisfaction of the Indenture Trustee the pledgee's right to act with respect to such Equipment Notes and that the pledgee is not Lessee or an Affiliate thereof.

                  "Owner Participant" shall be the party specified as the "Owner
                   -----------------
Participant" in the Participation Agreement, its successors and, to the extent permitted by Article VIII of the Trust Agreement and Section 8(l) of the Participation Agreement, its permitted successors and assigns.

                  "Owner Trustee" means State Street Bank and Trust Company, not
                   -------------
in its individual capacity, but solely as trustee under the Trust Agreement, and each other Person which may from time to time be acting as Owner Trustee in accordance with the provisions of the Operative Documents.

                  "Participation Agreement" shall have the meaning specified
                   -----------------------
therefor in the Lease.

                  "Parts" shall have the meaning specified therefor in the
                   -----
Lease.

                                 [First Amended and Restated Trust Indenture
                                             and Security Agreement (1989 I)]

                  "Pass Through Agreements" means the Pass Through Trust
                   -----------------------
Agreements, the Note Purchase Agreement, the Intercreditor Agreement, the Registration Rights Agreement and the Liquidity Facilities.

                  "Pass Through Equipment Notes" means any equipment note or
                   ----------------------------
notes issued on or after the Refinancing Date under this Agreement, pursuant to the terms of the Note Purchase Agreement, including each of the Series A-1, Series B and Series C-2 Pass Through Equipment Notes issued hereunder, substantially in the form of Exhibit A-2 hereto, as such form may be varied pursuant to the terms hereof, and any and all equipment notes issued in replacement or exchange therefor in accordance with the provisions hereof.

                  "Pass Through Trust Agreements" means each of the four
                   -----------------------------
separate Pass Through Trust Supplements, together in each case with the Basic Pass Through Trust Agreement, each to be entered into by and between the Lessee and a Pass Through Trustee as contemplated by the Note Purchase Agreement.

                  "Pass Through Trust Supplement" shall have the meaning
                   -----------------------------
specified for the term "Trust Supplement" in the Basic Pass Through Trust Agreement.

                  "Pass Through Trustee" means State Street Bank and Trust
                   --------------------
Company of Connecticut, National Association, in its capacity as trustee under each Pass Through Trust Agreement, and such other Person that may from time to time be acting as successor trustee under any such Pass Through Trust Agreement.

                  "Past Due Rate" means, with respect to the principal of or
                   -------------
interest, or Make-Whole Amount (on and after the Refinancing Date only), if any, or premium (prior to the Refinancing Date only) on any Equipment Note not paid in full when due (whether at stated maturity, by acceleration or otherwise), or with respect to any other amount payable to the holder thereof thereon or under this Agreement not so paid in full when due, a rate of interest per annum equal to 2%.

                  "Paying Agent" means any Person acting as Paying Agent
                   ------------
hereunder pursuant to Section 2.03.

                  "Payment Date" means, with respect to any Series of Pass
                   ------------
Through Equipment Notes, each Interest Payment Date listed on the Amortization Schedule for such Series of Pass Through Equipment Notes set forth in the Note Purchase Agreement.

                                  [First Amended and Restated Trust Indenture
                                             and Security Agreement (1989 I)]

                  "Permitted Investment" means (a) investments in obligations
                   --------------------
of, or guaranteed by, the United States Government having maturities no later than 90 days following the date of such investment; (b) investments in open market commercial paper of any corporation incorporated under the laws of the United States of America or any state thereof with a short- term unsecured debt rating issued by Moody's and Standard & Poor's of at least "A-1" and "P-1," respectively, having maturities no later than 90 days following the date of such investment; or (c) investments in negotiable certificates of deposit, time deposits, banker's acceptances, commercial paper or other direct obligations of, or obligations guaranteed by, commercial banks organized under the laws of the United States or of any political subdivision thereof (or any U.S. branch of a foreign bank) with issuer ratings of at least "B/C" by Thomson Bankwatch, having maturities no later than 90 days following the date of such investment; provided, however, that: (x) all Permitted Investments that are bank obligations
--------  -------
shall be denominated in U.S. dollars; and (y) the aggregate amount of Permitted Investments at any one time that are bank obligations issued by any one bank shall not be in excess of 5% of such bank's capital and surplus; provided
                                                                 --------
further that (1) any investment of the types described in clauses (a), (b) and
-------                                                           ---  ---
(c) above may be made through a repurchase agreement in commercially reasonable
---
form with a bank or other financial institution qualifying as an Eligible Institution so long as such investment is held by a third party custodian also qualifying as an Eligible Institution, and (2) all such investments set forth in clauses (a), (b) and (c) above mature no later than the Business Day preceding
        ---  ---     ---
the next Interest Payment Date; and provided further, that in the case of any
                                    -------- -------
Permitted Investment issued by a domestic branch of a foreign bank, the income from such investment shall be from sources within the United States for purposes of the Code.

                  "Permitted Lien" shall have the meaning specified therefor in
                   -------------
the Lease.

                  "Person" means any individual, corporation, partnership, joint
                   ------
venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Prepayment Discount Rate" with respect to the Existing
                   ------------------------
Equipment Notes only, shall mean that yield quoted by Merrill Lynch Capital Markets, or such other entity appointed by Lessee and approved by the Indenture Trustee three Business Days prior to the date of redemption of the Existing Equipment Notes at 11:00 a.m., New York time, equal to the semi-annual bid yield to maturity on a U.S. Treasury Note issued within six months prior to the date of redemption of the Existing Equipment Notes (as quoted on the Reference Page) with a remaining term equal to the length of the existing Funding Period. If there is no such U.S. Treasury Note with such a term, then the Prepayment Discount Rate shall be interpolated from the semi-annual bid yield to maturity on a U.S. Treasury Note issued within six months prior to the date of redemption of the Existing Equipment Notes with a remaining term longer than but closest to the length of the existing Funding Period and the semi-annual bid yield to maturity on a U.S. Treasury Note issued within six months prior to the date of redemption of the Existing

                                  [First Amended and Restated Trust Indenture
                                             and Security Agreement (1989 I)]


Equipment Notes with a remaining term shorter than but closest to the length of the existing Funding Period.

                  "Primary Lender" shall have the meaning specified therefor in
                   --------------
the Lease.

                  "Primary Lessor" shall have the meaning specified therefor in
                   --------------
the Lease.

                  "Primary Lessor Comfort Letter" shall have the meaning
                   -----------------------------
specified therefor in the Lease.

                  "Purchase Agreement" shall have the meaning specified therefor
                   ------------------
in the Lease.

                  "Purchase Option Date" shall have the meaning specified
                   --------------------
therefor in the Lease.

                  "Record Date" for the interest or Amortization Amount payable
                   -----------
on any Equipment Note on any Interest Payment Date or Payment Date (other than the maturity date) for such Equipment Note, as the case may be, means the calendar day (whether or not a Business Day) which is 15 calendar days prior to the related Interest Payment Date or Payment Date.


                  "Redemption Date" means the date on which the Equipment Notes
                   ---------------
are to be redeemed or purchased pursuant to Section 6.01 or Section 6.02, as the case may be, as specified in the notice delivered pursuant to Section 6.03 hereof.

                  "Redemption Price" means the price at which the Equipment
                   ----------------
Notes are to be redeemed or purchased, determined as of the applicable Redemption Date, pursuant to Section 6.01 or Section 6.02, as the case may be.

                  "Reference Page" shall mean the Telerate U.S. Treasury and
                   --------------
Money Markets p. 5 or any successor or alternate publication then reporting yields on U.S. Treasury Notes.

                  "Refinancing Date" has the meaning specified therefor in the
                   ----------------
Lease.

                  "Register" shall have the meaning specified therefor in
                   --------
Section 2.03.

                  "Registrar" means any person acting as Registrar hereunder
                   ---------
pursuant to Section 2.03.

                  "Remaining Weighted Average Life" means, on the redemption
                   -------------------------------
date for an Pass Through Equipment Note which is being redeemed, the number of days equal to the quotient obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment of principal, including the payment due on the maturity date of such

                                  [First Amended and Restated Trust Indenture
                                             and Security Agreement (1989 I)]


Pass Through Equipment Note, by (ii) the number of days from and including the redemption date to but excluding the scheduled payment date of such principal installment; by (b) the then unpaid principal amount of such Pass Through Equipment Note.

                  "Rent" shall have the meaning specified therefor in the Lease.
                   ----

                  "Replacement Airframe" shall have the meaning specified
                   --------------------
therefor in the Lease.

                  "Replacement Engine" shall have the meaning specified therefor
                   ------------------
in the Lease.

                  "SEC" means the Securities and Exchange Commission.
                   ---

                  "Secured Obligations" shall have the meaning specified
                   -------------------
therefor in Section 2.11.

                  "Senior Noteholder" has the meaning specified in Section
                   -----------------
2.10(c).

                  "Series" means any of Series A-1, Series B, or Series C-2.
                   ------

                  "Series A-1" or "Series A-1 Pass Through Equipment Notes"
                   ----------      ---------------------------------------
means the Pass Through Equipment Notes issued hereunder and designated as "Series A-1," in the original principal amount and maturities and bearing interest as specified in the Note Purchase Agreement.

                  "Series B" or "Series B Pass Through Equipment Notes" means
                   --------      -------------------------------------
the Pass Through Equipment Notes issued hereunder and designated as "Series B," in the original principal amount and maturities and bearing interest as specified in the Note Purchase Agreement.

                  "Series C-2" or "Series C-2 Pass Through Equipment Notes"
                   ----------      ---------------------------------------
means the Pass Through Equipment Notes issued hereunder and designated as "Series C-2," in the original principal amount and maturities and bearing interest as specified in the Note Purchase Agreement.

                  "Standard & Poor's" means Standard & Poor's Ratings Services,
                   -----------------
a division of McGraw-Hill Inc. (or any successor thereto).

                  "Stipulated Loss Value" shall have the meaning specified
                   ---------------------
therefor in the Lease.

                  "Subordination Agent" means State Street Bank and Trust
                   -------------------
Company of Connecticut, National Association, as Subordination Agent under the Intercreditor Agreement, or any successor thereto.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]


                  "Supplemental Rent" shall have the meaning specified therefor
                   -----------------
in the Lease.

                  "Tax Indemnity Agreement" shall have the meaning specified
                   -----------------------
therefor in the Lease.

                  "Termination Value" shall have the meaning specified therefor
                   -----------------
in the Lease.

                  "Trust Agreement" shall have the meaning specified therefor in
                   ---------------
the Lease.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939,
                   -------------------
as amended.

                  "Trust Indenture and Security Agreement", "Indenture" or "this
                   --------------------------------------    ---------      ----
Agreement" means this Amended and Restated Trust Indenture and Security
---------
Agreement (1989 I), as the same may from time to time be supplemented, amended or modified.

                  "Trust Indenture Estate" shall have the meaning specified for
                   ----------------------
the term "Indenture Estate" hereunder.

                  "Trust Office" shall mean the principal corporate trust office
                   ------------
of the Owner Trustee located at the Owner Trustee's address for notices under the Participation Agreement, or such other office at which the Owner Trustee's corporate trust business shall be administered which the Owner Trustee shall have specified by notice in writing to the Lessee, the Indenture Trustee and each Noteholder.

                  "Trust Supplement" means a supplement to the Trust Agreement
                   ----------------
and this Agreement in the form of Exhibit B hereto.

                  "Trustee's Liens" shall have the meaning specified therefor in
                   ---------------
Section 9.10.

                  "United States" or "U.S." means the United States of America.
                   -------------      ----


                                   ARTICLE 2

                              THE EQUIPMENT NOTES

                  Section 2.01. Equipment Notes; Title and Terms. (a) The
                                --------------------------------
aggregate principal amount of Existing Equipment Notes which may be Outstanding under this Agreement is limited to $94,416,264.24. The Existing Equipment Notes shall be substantially in the form set forth in Exhibit A-1. The Existing Equipment Notes shall be dated the Issuance Date, and shall be issued in the maturities and principal amounts, and shall bear the interest rates per annum, to be

                                    [First Amended and Restated Trust Indenture
                                               and Security Agreement (1989 I)]


specified in the First Amendment to the Original Indenture. The Existing Equipment Notes shall be issued in registered form only. The Existing Equipment Notes shall upon original issuance be issued in minimum denominations of $5,000,000 and integral multiples of $100,000 in excess of $5,000,000. The Existing Equipment Notes are not redeemable prior to maturity except as provided in this Agreement. Interest accrued on the Existing Equipment Notes shall be calculated, in respect of the Existing Equipment Notes, on the basis of a 360-day calendar year consisting of twelve 30-day months. The principal of, premium, if any, and interest on the Existing Equipment Notes shall be payable at the principal corporate trust office of the Indenture Trustee or at any office or agency maintained for such purpose pursuant to Section 2.04; provided that, interest may be payable at the option of the Indenture Trustee or the Paying Agent by check mailed by the Indenture Trustee or the Paying Agent to the address of the Holder entitled thereto as such address shall appear in the Register. Upon the satisfaction of the conditions precedent set forth in the Note Purchase Agreement, the Existing Equipment Notes shall be redeemed and cancelled and the Pass Through Equipment Notes shall be issued hereunder, as more particularly described in the Note Purchase Agreement.

               (b) On the Refinancing Date, the Pass Through Equipment Notes shall be issued in three separate series designated as Series A-1, Series B and Series C-2, shall be dated the applicable Issuance Date with respect to such Series, and shall be in the maturities and principal amounts and shall bear interest as specified in the Note Purchase Agreement, as the case may be. Each Series A-1, Series B and Series C-2 Pass Through Equipment Note shall be issued to the Subordination Agent as nominee for the Pass Through Trustee under the applicable Pass Through Trust Agreement. The Issuance Date for the Series A-1, Series B and Series C-2 Pass Through Equipment Notes will be determined pursuant to the Note Purchase Agreement.

               On and after the Refinancing Date only, the Owner Trustee agrees to pay to the Indenture Trustee for distribution in accordance with Section 3.06 hereof: (i) an amount equal to the fees payable to the relevant Liquidity Provider under the related Fee Letter (as defined in the Intercreditor Agreement as originally in effect or as amended with the consent of the Owner Participant) multiplied by a fraction the numerator of which shall be the sum of the then outstanding aggregate principal amount of the Series A-1 Pass Through Equipment Notes and Series B Pass Through Equipment Notes, and the denominator of which shall be the sum of the then outstanding aggregate principal amount of all "Series A-1 and Series A-2 Equipment Notes" and "Series B Equipment Notes" (each as defined in the Intercreditor Agreement); (ii) (x) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable under Section 3.07 of each Liquidity Facility minus Investment Earnings from such Downgrade Advance multiplied by (y) the fraction specified in the foregoing clause (i); (iii) (x) the amount equal to interest on any Non-Extension Advance (other than any Applied Non-Extension Advance) payable under
Section 3.07 of each Liquidity Facility minus Investment Earnings from such Non-Extension Advance multiplied by (y) the fraction specified in the foregoing clause (i); (iv) (x) any amounts owed to the Liquidity Providers by the Subordination

                                    [First Amended and Restated Trust Indenture

                                               and Security Agreement (1989 I)]




Agent as borrower under Section 3.01 (other than in respect of an Unpaid Advance, an Applied Non-Extension Advance or an Applied Downgrade Advance), 3.02, 3.03 (other than in respect of an Unpaid Advance, an Applied Non-Extension Advance or an Applied Downgrade Advance) 7.05 or 7.07 of each Liquidity Facility (or similar provisions of any succeeding liquidity facility) multiplied by (y) the fraction specified in the foregoing clause (i); (v) if any payment default shall have occurred and be continuing with respect to interest on any Series A-1 Pass Through Equipment Note and Series B Pass Through Equipment Note, (x) the excess, if any, of (1) the sum of (x) the amount equal to interest on any Unpaid Advance, an Applied Non-Extension Advance or an Applied Downgrade Advance payable under Section 3.07 of each Liquidity Facility plus (y) any other amounts payable in respect of such Unpaid Advance, Non-Extension Advance or Applied Downgrade Advance under Section 3.01, 3.03 or 3.09 of the applicable Liquidity Facility over (2) the sum of Investment Earnings from any such Unpaid Advance, Non-Extension Advance or Applied Downgrade Advance plus any amount of interest at the Past Due Rate actually payable (whether or not in fact paid) by the Owner Trustee on the overdue scheduled interest on the Equipment Notes in respect of which such Unpaid Advance, Non-Extension Advance or Applied Downgrade Advance was made, multiplied by (y) a fraction the numerator of which shall be the then aggregate overdue amounts of interest on the Series A-1 Pass Through Equipment Notes and Series B Pass Through Equipment Notes (other than interest becoming due and payable solely as a result of acceleration of any such Equipment Notes) and the denominator of which shall be the then aggregate overdue amounts of interest on all "Series A-1 and Series A-2 Equipment Notes" and "Series B Equipment Notes" (each as defined in the Intercreditor Agreement) (other than interest becoming due and payable solely as a result of acceleration of any such "Equipment Notes"); (vi) Owner Trustee's pro rata share of all compensation and reimbursement of expenses, disbursements and advances payable by Owner Trustee under the Pass Through Trust Agreements; and (vii) Owner Trustee's pro rata share of all compensation and reimbursement of expenses and disbursements payable to the Subordination Agent under the Intercreditor Agreement except with respect to any income or franchise taxes incurred by the Subordination Agent in connection with the transactions contemplated by the Intercreditor Agreement. For purposes of this paragraph, the terms "Applied Downgrade Advance", "Applied Non-Extension Advance", "Downgrade Advance", "Final Advance", "Investment Earnings" and "Unpaid Advance" shall have the meanings specified in each Liquidity Facility or the Intercreditor Agreement referred to therein. As used herein, "Owner Trustee's pro rata share" means as of any time a fraction, the numerator of which is the principal balance then outstanding of the Pass Through Equipment Notes and the denominator of which is the aggregate principal balance then outstanding of all "Trust Owned Notes" (as such term is defined in the Intercreditor Agreement).

                  Section 2.02.  Execution and Authentication. (a) Equipment
                                 ----------------------------
Notes shall be executed on behalf of the Owner Trustee by the manual or facsimile signature of an authorized officer in its Corporate Trust Department.

                                    [First Amended and Restated Trust Indenture
                                               and Security Agreement (1989 I)]

               (b) If any officer of the Owner Trustee executing an Equipment Note no longer holds that office at the time such Equipment Note is executed on behalf of the Owner Trustee, such Equipment Note shall be valid nevertheless.

               (c) At any time and from time to time after the execution of the Equipment Notes, the Owner Trustee may deliver such Equipment Notes to the Indenture Trustee for authentication and, subject to the provisions of Section 2.10, the Indenture Trustee shall authenticate the Equipment Notes by manual signature upon written orders of the Owner Trustee. Equipment Notes shall be authenticated on behalf of the Indenture Trustee by any authorized officer or signatory of the Indenture Trustee.

               (d) An Equipment Note shall not be valid or obligatory for any purpose or entitled to any security or benefit hereunder until executed on behalf of the Owner Trustee by the manual or facsimile signature of an officer of the Owner Trustee as provided in Section 2.02(a) and until authenticated on behalf of the Indenture Trustee by the manual signature of an authorized officer or signatory of the Indenture Trustee as provided in Section 2.02(c). Such signatures shall be conclusive evidence that such Equipment Note has been duly executed, authenticated and issued under this Agreement.

               Section 2.03.  Registrar and Paying Agent. The Indenture Trustee
                              --------------------------
shall maintain an office or agency where the Equipment Notes may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where (subject to Sections 2.04 and 2.08) the Equipment Notes may be presented for payment or for exchange (the "Paying Agent"). The Registrar shall keep a register (the "Register") with respect to the Equipment Notes and to their transfer and exchange and the payments of Amortization Amounts thereon, if any. The Indenture Trustee may appoint one or more co-registrars (the "Co-Registrars") and one or more additional Paying Agents for the Equipment Notes and the Indenture Trustee may terminate the appointment of any Co-Registrar or Paying Agent at any time upon written notice. The term "Registrar" includes any Co-Registrar. The term "Paying Agent" includes any additional Paying Agent.

               The Indenture Trustee shall initially act as Registrar and Paying Agent.

               Section 2.04.  Transfer and Exchange. At the option of the
                              ---------------------
Noteholder thereof, Equipment Notes may be exchanged for an equal aggregate principal amount of other Equipment Notes of the same Series (in the case of the Pass Through Equipment Notes only), maturity and type and of any authorized denominations or transferred upon surrender of the Equipment Notes to be exchanged or transferred at the principal corporate trust office of the Indenture Trustee, or at any office or agency maintained for such purpose pursuant to Section 2.03. Whenever any Equipment Notes are so surrendered for exchange, the Owner Trustee shall execute, and the Indenture Trustee shall authenticate and deliver, the replacement Equipment Notes, dated the

                                    [First Amended and Restated Trust Indenture
                                               and Security Agreement (1989 I)]


same date as the Equipment Note or Equipment Notes being replaced which the Noteholder making the exchange is entitled to receive.

               All Equipment Notes issued upon any registration of transfer or exchange of Equipment Notes shall be the valid obligations of the Owner Trustee, evidencing the same obligations, and entitled to the same security and benefits under this Agreement, as the Equipment Notes surrendered upon such registration of transfer or exchange.

               Every Equipment Note presented or surrendered for registration of transfer or exchange shall (if so required by the Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Noteholder thereof or his attorney duly authorized in writing. Every Equipment Note presented or surrendered for registration of transfer or exchange shall (if so required by the Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Noteholder thereof or its attorney duly authorized in writing, and the Indenture Trustee shall require an opinion of counsel from each such Noteholder as to compliance of any such transfer with the Securities Act of 1933, as amended, and the securities laws of any state. The Indenture Trustee shall make a notation on each new Equipment Note of the amount of all payments of principal previously made on the old Equipment Note or Equipment Notes with respect to which such new Equipment Note is issued and the date to which interest on such old Equipment Note or Equipment Notes has been paid. Indenture Trustee may require such evidence reasonably satisfactory to it as to the compliance of any such transfer with the Securities Act, and the securities laws of any applicable state. Each initial Noteholder and each transferee of an Equipment Note, by its acceptance of an Equipment Note, agrees to be bound by and comply with the provisions of the Participation Agreement, this Indenture, the Note Purchase Agreement, and each other Operative Document and, on and after the Refinancing Date only, Pass Through Document applicable to a Noteholder.

               No service charge shall be made to a Noteholder for any registration of transfer or exchange of Equipment Notes, but the Registrar may, as a condition to any transfer or exchange hereunder, require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Equipment Notes.

               The Registrar shall not be required (i) to register the transfer of or to exchange any Equipment Note during a period beginning at the opening of business 15 Business Days before the day of the mailing of a notice of redemption of Equipment Notes pursuant to Section 6.01 or 6.02 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or to exchange any Equipment Note subject to redemption pursuant to such
Section 6.01 or 6.02.

                                    [First Amended and Restated Trust Indenture
                                               and Security Agreement (1989 I)]


               Section 2.05. Noteholder Lists; Ownership of Equipment Notes. (a)
                             ----------------------------------------------
The Indenture Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Noteholders, which list shall be available to the Owner Trustee or its representative (which may be the Owner Participant) and the Lessee for inspection. If the Indenture Trustee is not the Registrar, the Registrar shall be required to furnish to the Indenture Trustee quarterly on or before each Interest Payment Date, and at such other times as the Indenture Trustee may request in writing, a list, in such form and as of such date as the Indenture Trustee may reasonably require, containing all the information in the possession or control of the Registrar as to the names and addresses of the Noteholders.

               (b) Ownership of the Equipment Notes shall be proved by the Register kept by the Registrar. Prior to due presentment for registration of transfer of any Equipment Note, the Owner Trustee, the Owner Participant, the Lessee, the Indenture Trustee, the Paying Agent and the Registrar may deem and treat the Person in whose name any Equipment Note is registered as the absolute owner of such Equipment Note for the purpose of receiving payment of principal (including, subject to the provisions herein regarding the applicable Record Dates, Amortization Amounts) of, Make-Whole Amount (on and after the Refinancing Date only), if any, premium (prior to the Refinancing Date only), if any, and interest on such Equipment Note and for all other purposes whatsoever, whether or not such Equipment Note is overdue, and none of the Owner Trustee, the Indenture Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.


               Section 2.06. Mutilated, Destroyed, Lost or Stolen Equipment
                             ----------------------------------------------
Notes. If any Equipment Note shall become mutilated, destroyed, lost or stolen,
-----
the Owner Trustee shall, upon the written request of the Noteholder of such Equipment Note, issue and execute, and the Indenture Trustee shall authenticate and deliver, in replacement thereof, as applicable, a new Equipment Note of the same Series and having the same maturity, payable to the same Noteholder in the same principal amount and dated the same date as the Equipment Note so mutilated, destroyed, lost or stolen. If the Equipment Note being replaced has become mutilated, such Equipment Note shall be surrendered to the Indenture Trustee. If the Equipment Note being replaced has been destroyed, lost or stolen, the Noteholder of such Equipment Note shall furnish to the Owner Trustee and the Indenture Trustee such security or indemnity as may be required by it to save the Owner Trustee and the Indenture Trustee harmless and evidence satisfactory to the Owner Trustee and the Indenture Trustee of the destruction, loss or theft of such Equipment Note and of the ownership thereof.

               Section 2.07. Cancellation. The Registrar and any Paying Agent
                             ------------
shall forward to the Indenture Trustee all Equipment Notes surrendered to them for replacement, redemption, registration of transfer, exchange or payment. The Indenture Trustee shall cancel all Equipment Notes surrendered for replacement, redemption, registration of transfer, exchange, payment or cancellation and shall destroy cancelled Equipment Notes.

                                    [First Amended and Restated Trust Indenture
                                               and Security Agreement (1989 I)]


               Section 2.08. Payment on Equipment Notes. The principal amount
                             --------------------------
of, interest on, Make-Whole Amount, if any, and other amounts due under each Equipment Note or hereunder will be payable in Dollars by wire transfer of immediately available funds not later than 11:00 a.m., Chicago, Illinois time, on the due date of payment to the Indenture Trustee at the Corporate Trust Department for distribution among the Noteholders in the manner provided herein. The Owner Trustee shall not have any responsibility for the distribution of such payment to any Noteholder. Notwithstanding the foregoing or any provision in any Equipment Note to the contrary, the Indenture Trustee will use reasonable efforts to pay or cause to be paid, if so directed in writing by any Noteholder (with a copy to the Owner Trustee), all amounts paid by the Owner Trustee hereunder and under such Noteholder's Equipment Note or Equipment Notes to such Noteholder or a nominee therefor (including all amounts distributed pursuant to Article 3 of this Agreement) by transferring, or causing to be transferred, by wire transfer of immediately available funds in Dollars, prior to 1:00 p.m., Chicago, Illinois time, on the due date of payment, to an account maintained by such Noteholder with a bank located in the continental United States the amount to be distributed to such Noteholder, for credit to the account of such Noteholder maintained at such bank. If the Indenture Trustee shall fail to make any such payment as provided in the immediately foregoing sentence after its receipt of funds at the place and prior to the time specified above, the Indenture Trustee, in its individual capacity and not as trustee, agrees to compensate such Noteholders for loss of use of funds at the Debt Rate until such payment is made and the Indenture Trustee shall be entitled to any interest earned on such funds until such payment is made. Any payment made hereunder shall be made free and clear of and without deduction for or on account of all wire and like charges without any presentment or surrender of any Equipment Note, except that, in the case of the final payment in respect of any Equipment Note, such Equipment Note shall be surrendered to the Applicable Trustee for cancellation promptly after such payment. Notwithstanding any other provision of this Agreement to the contrary, the Indenture Trustee shall not be required to make, or cause to be made, wire transfers as aforesaid prior to the first Business Day on which it is practicable for the Indenture Trustee to do so in view of the time of day when the funds to be so transferred were received by it if such funds were received after 11:00 a.m., Chicago, Illinois time, at the place of payment.

               Section 2.09. Payment from Indenture Estate Only; Non-Recourse
                             ------------------------------------------------
Obligations. All amounts payable by the Indenture Trustee and the Owner Trustee
-----------
under the Equipment Notes and this Agreement shall be made only from the income and proceeds of the Indenture Estate. Each Noteholder of an Equipment Note, by its acceptance of such Equipment Note, agrees that (a) it will look solely to the income and proceeds of the Indenture Estate for the payment of such amounts, to the extent available for distribution to it as herein provided, and (b) none of the Owner Trustee, the Owner Participant or the Indenture Trustee is or shall be personally liable to the Noteholder of any Equipment Note for any amount payable under such Equipment Note or

                                    [First Amended and Restated Trust Indenture
                                               and Security Agreement (1989 I)]


this Agreement or, except as expressly provided in this Agreement in the case of the Owner Trustee and the Indenture Trustee, for any liability thereunder.

               Except as expressly provided herein, State Street Bank and Trust Company is entering into this Agreement solely as Owner Trustee under the Trust Agreement and not in its individual capacity, and in no case whatsoever shall State Street Bank and Trust Company (or any entity acting as successor trustee under the Trust Agreement) be personally liable for, or for any loss in respect of, any statements, representations, warranties, agreements or obligations hereunder or thereunder; provided that State Street Bank and Trust Company shall
                         --------
be liable hereunder in its individual capacity, (i) for its own willful misconduct or gross negligence and (ii) for the failure to use ordinary care in the disbursement of funds. If a successor Owner Trustee is appointed in accordance with the terms of the Trust Agreement and the Participation Agreement, such successor Owner Trustee shall, without any further act, succeed to all of the rights, duties, immunities and obligations hereunder, and its predecessor Owner Trustee and State Street Bank and Trust Company shall be released from all further duties and obligations hereunder, without prejudice to any claims against State Street Bank and Trust Company or such predecessor Owner Trustee for any default by State Street Bank and Trust Company or such predecessor Owner Trustee, respectively, in the performance of its obligations hereunder prior to such appointment.

               Section 2.10.  Subordination. With respect to the Pass Through
                              -------------
Equipment Notes only:

               (a) The Indenture Trustee and, by acceptance of its Pass Through Equipment Notes of any Series, each Noteholder of such Series, hereby agree that no payment or distribution shall be made on or in respect of the amounts owed to such Noteholder of such Series, including any payment or distribution of cash, property or securities after the commencement of a proceeding of the type referred to in Section 8.01(f) or (g) hereof, except as expressly provided in Articles 2 and 3 hereof.

               (b) By the acceptance of its Pass Through Equipment Notes of any Series (other than Series A-1), each Noteholder of such Series agrees that in the event that such Noteholder, in its capacity as a Noteholder, shall receive any payment or distribution on any amounts in respect of such Series which it is not entitled to receive under this Section 2.10 or Article 3 hereof, it will hold any amount so received in trust for the Senior Noteholder (as defined in Section 2.10(c) hereof) and will forthwith turn over such payment to the Indenture Trustee in the form received to be applied as provided in Article 3 hereof.

               (c) As used in this Section 2.10, the term "Senior Noteholder" shall mean, (i) the Noteholders of Series A-1 Pass Through Equipment Notes until all amounts in respect of the Series A-1 Pass Through Equipment Notes have been paid in full, (ii) after all amounts in

                                    [First Amended and Restated Trust Indenture
                                               and Security Agreement (1989 I)]


respect of Series A-1 Pass Through Equipment Notes have been paid in full, the Noteholders of Series B Pass Through Equipment Notes until all amounts in respect of the Series B Pass Through Equipment Notes have been paid in full, and
(iii) after all amounts in respect of the Series A-1 Pass Through Equipment Notes and Series B Pass Through Equipment Notes have been paid in full, the Noteholders of Series C-2 Pass Through Equipment Notes until all amounts in respect of the Series C-2 Pass Through Equipment Notes have been paid in full.

               Section 2.11. Termination of Interest in the Indenture Estate.
                             -----------------------------------------------
(a) No Noteholder or Indenture Indemnitee shall have any further interest in, or other right with respect to, the Indenture Estate when and if the principal amount of, Make-Whole Amount (on and after the Refinancing Date only), if any, premium (prior to the Refinancing Date only), if any, and interest on all Equipment Notes held by such Noteholder and all other sums payable to such Noteholder or Indenture Indemnitee, as the case may be, hereunder, under the Lease, such Equipment Notes and the Participation Agreement by the Lessee, the Owner Participant and the Owner Trustee (collectively, the "Secured Obligations") shall have been paid in full.

               (b) It is understood and agreed that (i) neither this Indenture nor the Indenture Estate secures or shall secure any payment or performance obligations of any party under the Note Purchase Agreement, (ii) the Secured Obligations shall not include any of such payment or performance obligations under the Note Purchase Agreement and (iii) the failure by Lessee to pay, perform or observe any of such payment or performance obligations shall not constitute an Indenture Default or an Indenture Event of Default.

               Section 2.12. Withholding Taxes. The Indenture Trustee, as agent
                             -----------------
for the Owner Trustee, shall exclude and withhold at the appropriate rate from each payment of principal amount of, interest on, Make-Whole Amount (on and after the Refinancing Date only), if any, premium (prior to the Refinancing Date only), if any, and other amounts due hereunder or under each Equipment Note (and such exclusion and payment of withholding tax shall constitute payment in respect of such Equipment Note) any and all United States withholding taxes applicable thereto as required by law. The Indenture Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future United States taxes or similar charges are required to be withheld with respect to any amounts payable hereunder or in respect of the Equipment Notes, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Noteholders, that it will file any necessary United States withholding tax returns or statements when due, and that as promptly as possible after the payment thereof (but in no event later than 30 days after the due date thereof) it will deliver to each Noteholder (with a copy to the Owner Trustee) appropriate receipts and a U.S. Treasury Form 1042-S and Form 8109 or Form 8109-B (or similar form at any relevant time in effect) showing the payment thereof, together with such additional documentary evidence as any such Noteholder may reasonably request from time to time.

                                    [First Amended and Restated Trust Indenture
                                               and Security Agreement (1989 I)]


               If a Noteholder which is a Non-U.S. Person has furnished to the Indenture Trustee a properly completed, accurate and currently effective U.S. Internal Revenue Service Form W-8BEN, W-8IMY, W-8ECI or W-8 EXP (or such successor form or forms as may be required by the United States Treasury Department) for the calendar year in which the payment hereunder or under the Equipment Note(s) held by such Noteholder is made (but prior to the making of such payment), and has not notified the Indenture Trustee of the withdrawal or inaccuracy of such form prior to the date of such payment (and the Indenture Trustee has no reason to believe that any information set forth in such form is inaccurate), the Indenture Trustee shall withhold only the amount, if any, required by law (after taking into account any applicable exemptions properly claimed by the Noteholder) to be withheld from payments hereunder or under the Equipment Notes held by such Noteholder in respect of United States federal income tax (and such payment of withholding tax shall constitute payment in respect of such Equipment Note). If a Noteholder which is a U.S. Person has furnished to the Indenture Trustee a properly completed, accurate and currently effective U.S. Internal Revenue Service Form W-9, if applicable, prior to a payment hereunder or under the certificates held by such Noteholder, no amount shall be withheld from payments in respect of United States federal income tax. If any Noteholder has notified the Indenture Trustee that any of the foregoing forms or certificates is withdrawn or inaccurate, or if such Noteholder has not filed a form claiming an exemption from United States withholding tax which is applicable to any relevant period in which a payment is made or if the Code or the regulations thereunder or the administrative interpretation thereof is at any time after the date hereof amended to require such withholding of United States federal income taxes from payments under the Equipment Notes held by such Noteholder, the Indenture Trustee agrees to withhold from each payment due to the relevant Noteholder withholding taxes at the appropriate rate under law and will, on a timely basis as more fully provided above, deposit such amounts with an authorized depository and make such returns, statements, receipts and other documentary evidence in connection therewith as required by law.

               Owner Trustee shall not have any liability for the failure of the Indenture Trustee to withhold taxes in the manner provided for herein or for any false, inaccurate or untrue evidence provided by any Noteholder hereunder.

                                   ARTICLE 3

                     RECEIPT, DISTRIBUTION AND APPLICATION
                       OF FUNDS IN THE INDENTURE ESTATE

               Section 3.01.  [Reserved for Potential Future Use]

               Section 3.02.  Payment in Case of Redemption or Purchase of
                              --------------------------------------------
Equipment Notes. (a) So long as the Existing Equipment Notes are Outstanding, in
---------------
the event the Equipment Notes

                                    [First Amended and Restated Trust Indenture
                                               and Security Agreement (1989 I)]


are redeemed in accordance with the provisions of Section 6.01 or Section 6.02, the Indenture Trustee will apply on the Redemption Date any amounts then held by it in the Trust Indenture Estate and received by it from Lessee, in the following order of priority:

               first,  so much of such aggregate amount as shall be required to
               -----
          pay the Redemption Price pursuant to Section 6.01 or Section 6.02, as redemption of the Existing Equipment Notes on the Redemption Date; and

               second, the balance, if any, of such aggregate amount remaining
               ------
          shall be distributed to the Owner Trustee, for distribution in accordance with the terms of the Lease and the Participation Agreement.

               (b) On and after the issuance of the Pass Through Equipment Notes, except as otherwise provided in Section 3.05, in the event the Equipment Notes are redeemed or purchased in accordance with the provisions of Section 6.01, the Indenture Trustee will apply on the Redemption Date any amounts then held by it in the Indenture Estate and received by it from or on behalf of the Lessee or the Owner Trustee in the following order of priority:

               first, so much thereof as was received by the Indenture Trustee
               -----
         with respect to the amounts due to it pursuant to Section 9.06 shall be applied to pay the Indenture Trustee such amounts;

               second, so much thereof remaining as shall be required to pay an
               ------
         amount equal to the Redemption Price on the Series A-1 Pass Through Equipment Notes pursuant to Section 6.01 on the Redemption Date shall be applied to the redemption or purchase of the Series A-1 Pass Through Equipment Notes on the Redemption Date;

               third, so much thereof remaining as shall be required to pay an
               -----
         amount equal to the Redemption Price on the Series B Pass Through Equipment Notes pursuant to Section 6.01 on the Redemption Date shall be applied to the redemption or purchase of the Series B Pass Through Equipment Notes on the Redemption Date;

               fourth, so much thereof remaining as shall be required to pay an
               ------
         amount equal to the Redemption Price on the Series C-2 Pass Through Equipment Notes pursuant to Section 6.01 on the Redemption Date shall be applied to the redemption or purchase of the Series C-2 Pass Through Equipment Notes on the Redemption Date; and

               fifth, the balance, if any, thereof remaining thereafter shall be
               -----
         distributed to the Owner Trustee free and clear of the Lien hereof to be held or distributed to the Owner Participant in accordance with the terms of the Trust Agreement.

                                    [First Amended and Restated Trust Indenture
                                               and Security Agreement (1989 I)]



               Section 3.03. Application of Basic Rent. (a) So long as the
                             -------------------------
Existing Equipment Notes are Outstanding, each amount of Lease Rent received by the Indenture Trustee from the Owner Trustee or Lessee, together with any amount received by the Indenture Trustee pursuant to Section 8.03(e), shall, except as otherwise provided in Section 3.02 or 3.05, be distributed by the Indenture Trustee in the following order of priority:

               first, so much of such aggregate amount as shall be required to
               -----
         pay in full principal, interest and premium, if any, in respect of all Outstanding Existing Equipment Notes to the extent then due shall be distributed to the Persons entitled thereto;

               second, so much of such aggregate amount remaining as shall be
               ------
         required to pay any amount due the Indenture Trustee pursuant to
         Section 9.07 shall be applied to pay the Indenture Trustee such amounts; and

               third, the balance, if any, of such aggregate amount remaining
               -----
         thereafter shall be distributed to the Owner Trustee for distribution in accordance with the terms of the Lease.

               (b) On and after the issuance of the Pass Through Equipment Notes, except as otherwise provided in Section 3.02, 3.04, 3.05 or 3.06, each amount of Basic Rent received by the Indenture Trustee, any amount of interest on overdue installments of Basic Rent and any amount received by the Indenture Trustee pursuant to Section 8.03(e)(i) shall be promptly distributed by the Indenture Trustee in the following order of priority:

               first, (i)    so much of such payment as shall be required to pay
               -----         in full the aggregate amount of the payment or
                             payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest) then due under all Series A-1
                             Pass Through Equipment Notes shall be distributed to the Noteholders of Series A-1 Pass Through
                             Equipment Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under all Series A-1 Pass Through Equipment Notes held by each such Noteholder bears to the aggregate amount of the payments then due under all Series A-1 Pass
                             Through Equipment Notes held by all such Noteholders;

                     (ii) after giving effect to paragraph (i) above, so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the

                                    [First Amended and Restated Trust Indenture
                                               and Security Agreement (1989 I)]


                             extent permitted by applicable law, on any overdue interest) then due under all Series B Pass Through Equipment Notes shall be distributed to the Noteholders of Series B Pass Through Equipment Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under all Series B Pass Through Equipment Notes held by each such Noteholder bears to the aggregate amount of the payments then due under all Series B Pass Through Equipment Notes held by all such Noteholders; and

                    (iii) after giving effect to paragraphs (i) and (ii) above, so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest) then due under all Series C-2 Pass Through Equipment Notes shall be distributed to the Noteholders of Series C- 2 Pass Through Equipment Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under all Series C-2 Pass Through Equipment Notes held by each such Noteholder bears to the aggregate amount of the payments then due under all Series C-2 Pass Through Equipment Notes held by all such Noteholders; and

               second, so much of such aggregate amount remaining as shall be
               ------
         required to pay any amount due the Indenture Trustee pursuant to
         Section 9.06 shall be applied to pay the Indenture Trustee such amounts; and


               third, the balance, if any, of such aggregate amount remaining
               -----
         the Lien hereof to be held or distributed in accordance with the terms of the Trust Agreement; provided that, during the continuance of an
                                 --------
         Event of Default and prior to the outstanding principal amount of the Equipment Notes becoming due and payable, the balance shall be held by the Indenture Trustee as collateral security for the obligations secured hereby; provided, further, that, at such time as one or more Lease Events of Default shall have occurred and any such Lease Event of Default shall have continued for a period of 180 days, such amounts shall be distributed to the Owner Trustee to be distributed in accordance with the terms of the Trust Agreement so long as no Event of Default exists other than by virtue of such Lease Event of Default.

                                    [First Amended and Restated Trust Indenture
                                               and Security Agreement (1989 I)]


               Section 3.04. Application of Certain Payments in Case of
                             ------------------------------------------
Requisition or Event of Loss. Except as otherwise provided in Section 3.05, any
----------------------------
amounts received directly or otherwise pursuant to the Lease from any governmental authority or other party pursuant to Section 10 of the Lease with respect to the Airframe or the Airframe and the Engines or engines then installed on the Airframe whether or not in connection with an Event of Loss, to the extent that such amounts are not at the time required to be paid to the Lessee pursuant to said Section 10, and any amounts of insurance proceeds for damage to the Indenture Estate received directly or otherwise pursuant to the Lease from any insurer pursuant to Section 11 of the Lease with respect thereto whether or not in connection with an Event of Loss, to the extent such amounts are not at the time required to be paid to the Lessee pursuant to said Section 11, shall, except as otherwise provided in the next sentence, be applied by the Indenture Trustee on behalf of the Owner Trustee in reduction of the Lessee's obligations to pay Stipulated Loss Value and the other amounts payable by the Lessee pursuant to Section 10 of the Lease for distribution under Section 3.02 hereof and the remainder, if any, shall, except as provided in the next sentence, be distributed to the Owner Trustee to be held or distributed in accordance with the terms of the Lease. Any portion of any such amount referred to in the preceding sentence which is not required to be so paid to the Lessee pursuant to the Lease, solely because a Lease Event of Default shall have occurred and be continuing, shall be held by the Indenture Trustee on behalf of the Owner Trustee as security for the obligations of the Lessee under the Lease and at such time as there shall not be continuing any Lease Event of Default or such earlier time as shall be provided for in the Lease, such portion shall be paid to the Owner Trustee to be held or distributed in accordance with the terms of the Lease, unless the Indenture Trustee (as assignee from the Owner Trustee of the Lease) shall have theretofore declared the Lease to be in default pursuant to Section 15 thereof, in which event such portion shall be distributed forthwith upon such declaration in accordance with the provisions of Section
3.05 hereof.

               Section 3.05.  Payments During Continuance of Indenture Event of
                              -------------------------------------------------
Default. (a) So long as the Existing Equipment Notes are Outstanding, all
-------
payments received and amounts held or realized by the Indenture Trustee after an Indenture Event of Default shall have occurred and be continuing (including any amounts realized by the Indenture Trustee from the exercise of any remedies pursuant to Article 8), as well as all payments or amounts then held or thereafter received by the Indenture Trustee as part of the Trust Indenture Estate while such Indenture Event of Default shall be continuing, shall be distributed by the Indenture Trustee in the following order of priority:

               first, so much of such payments or amounts as shall be required
               -----
         to pay the Indenture Trustee all amounts then due it pursuant to
         Section 9.07 shall be applied to pay the Indenture Trustee such amounts;

               second, so much of such payments or amounts remaining as shall be
               ------
         required to pay the expenses incurred, or in the judgment of the Indenture Trustee expected to be incurred, in using, operating, storing, leasing, controlling or managing the Trust Indenture Estate, and of all maintenance, insurance, repairs, replacements, alterations, additions and improvements of and to the Trust Indenture Estate and to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Trust Indenture Estate or any part thereof (including the employment of engineers and accountants to examine and make reports upon the properties, books and records of the Owner Trustee and Lessee), all in accordance with Section 8.03(c), shall be applied for such purposes;

               third, so much of such payments or amounts remaining as shall be
               -----
         required to pay principal, interest and premium, if any, in respect of all Existing Equipment Notes Outstanding and then due and payable, whether by declaration of acceleration pursuant to Section 8.02 or otherwise, shall be applied ratably to the payment of such principal, interest and premium, if any; and in case such payments or amounts shall be insufficient to pay in full the whole amount so due and unpaid, then to the payment of such principal, interest and premium, if any, without any preference or priority of one Existing Equipment Note over another, ratably according to the aggregate amount so due for principal, interest and premium, if any, at the date fixed by the Indenture Trustee for the distribution of such payments or amounts; and

               fourth, the balance, if any, of such payments or amounts
               ------
         remaining thereafter shall be held by the Indenture Trustee as collateral security for the obligations secured hereby until such time as no Indenture Event of Default shall be continuing hereunder or the Existing Equipment Notes have been accelerated and all amounts due thereon have been paid, at which time such payments or amounts shall be distributed to the Owner Trustee without derogation of any rights of Lessee under the Operative Documents to receive the same; provided that
                                                                   --------
         at such time as one or more Lease Events of Default shall have occurred and all such Lease Events of Default shall have continued for a period of one year during which the Existing Equipment Notes shall not have been accelerated pursuant to Section 8.02, such amounts shall be distributed to the Owner Trustee for distribution in accordance with the provisions of the Lease so long as no Indenture Event of Default exists other than by virtue of such Lease Events of Default.

               (b) On and after the issuance of the Pass Through Equipment Notes, all payments (except Excluded Payments) received and amounts held or realized by the Indenture Trustee after an Indenture Event of Default shall have occurred and be continuing (including any amounts realized by the Indenture Trustee from the exercise of any remedies pursuant to Article 8) and the outstanding principal amount of the Equipment Notes shall have become due and payable, as well as all payments or amounts then held or thereafter received by the Indenture Trustee as part of the Indenture Estate while such Indenture Event of Default shall be continuing, shall be distributed by the Indenture Trustee in the following order of priority:

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

          first, so much of such payments or amounts as shall be required to pay
          -----
the Indenture Trustee all amounts then due it pursuant to Section 9.06 shall be applied to pay the Indenture Trustee such amounts;

          second, so much of such payments or amounts remaining as shall be
          ------
required to reimburse the then existing or prior Noteholders for payments made pursuant to Section 9.06 hereof (to the extent not previously reimbursed), shall be distributed to such then existing or prior Noteholders ratably, without priority of one over the other, in accordance with the amount of the payment or payments made by each such then existing or prior Noteholder pursuant to said
Section 9.06 hereof;

          third, so much of such payments or amounts remaining as shall be
          -----
required to (i) pay, or reimburse the Indenture Trustee for, all costs, losses, taxes and expenses (including, without limitation, reasonable attorney's fees and expenses) incurred (including unbilled expenses in respect of property delivered or contracted for or services rendered or contracted for if the amount of such expenses is liquidated) in using, operating, storing, selling, leasing, disposing of, controlling or managing the Indenture Estate, and in connection with all maintenance, insurance, repairs, replacements, alterations, additions and improvements of and to the Indenture Estate and in connection with the protection, exercise, enforcement and investigation into enforcement of any right, power or remedy available to, or any damages sustained by, the Indenture Trustee, whether liquidated or otherwise, and to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine and make reports upon the properties, books and records of the Owner Trustee and, to the extent permitted under the Lease, the Lessee) shall be applied for such purposes and (ii) pay, or reimburse the other Indenture Indemnitees for, all Secured Obligations payable to any of them; and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in accordance with the amounts owed to each;

          fourth, (i) so much of such payments or amounts remaining as shall be
          ------
required to pay in full the aggregate unpaid principal amount of all Series A-1 Pass Through Equipment Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations owed in respect of the Series A-1 Pass Through Equipment Notes to the date of distribution, shall be distributed to the holders of Series A-1 Pass Through Equipment Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Series A-1 Pass Through Equipment Notes held by each Noteholder plus the accrued but unpaid interest

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

     and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid principal amount of all Series A-1 Pass Through Equipment Notes held by all such Noteholders plus the accrued but unpaid interest and other amounts due thereon to the date of distribution;

          (ii) after giving effect to paragraph (i) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Series B Pass Through Equipment Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series B Pass Through Equipment Notes to the date of distribution, shall be distributed to the holders of Series B Pass Through Equipment Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Series B Pass Through Equipment Notes held by each Noteholder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid principal amount of all Series B Pass Through Equipment Notes held by all such holders plus the accrued but unpaid interest and other amounts due thereon to the date of distribution; and

          (iii) after giving effect to paragraphs (i) and (ii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Series C-2 Pass Through Equipment Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series C-2 Pass Through Equipment Notes to the date of distribution, shall be distributed to the Noteholders of Series C-2 Pass Through Equipment Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Series C-2 Pass Through Equipment Notes held by each Noteholder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid principal amount of all Series C-2 Pass Through Equipment Notes held by all such holders plus the accrued but unpaid interest and other amounts due thereon to the date of distribution; and

          fifth, the balance, if any, of such payments or amounts remaining
          -----
     thereafter shall be distributed to the Owner Trustee free and clear of the Lien hereof to be held or distributed in accordance with the terms of the Trust Agreement.

          No Make-Whole Amount shall be payable in connection with an Indenture Event of Default or distributable under this Section 3.05.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

          Section 3.06. Payments for Which Application Is Provided in Other
                        ---------------------------------------------------
Documents. (a) Any payments received by the Indenture Trustee for which no
---------
provision as to the application thereof is made in this Agreement and for which such provision is made in the Lease or the Participation Agreement shall be applied forthwith to the purpose for which such payment was made in accordance with the terms of the Lease or the Participation Agreement, as the case may be.

          (b) Notwithstanding anything to the contrary contained in this Article 3, the Indenture Trustee will distribute promptly upon receipt any indemnity payment received by it from the Owner Trustee or the Lessee in respect of the Indenture Trustee in its individual capacity, any Noteholder or any other Indenture Indemnitee, in each case whether pursuant to Section 7 of the Participation Agreement or as Supplemental Rent, directly to the Person entitled thereto. Any payment received by the Indenture Trustee under the second paragraph of Section 2.01 shall be distributed to the Subordination Agent to be distributed in accordance with the terms of the Intercreditor Agreement.

          (c) Notwithstanding anything to the contrary contained in this Article 3, any payments received by the Indenture Trustee which constitute Excluded Payments shall be distributed promptly upon receipt by the Indenture Trustee directly to the Person or Persons entitled thereto.

          Section 3.07. Payments for Which No Application Is Otherwise Provided.
                        -------------------------------------------------------
Except as otherwise provided in Section 3.06, any payment received and amounts realized by the Indenture Trustee for which no provision as to the application thereof is made elsewhere in this Agreement, shall be distributed by the Indenture Trustee (a) to the extent received or realized at any time prior to the payment in full of all Secured Obligations to the Noteholders, in the order of priority specified in Section 3.03 hereof, and (b) to the extent received or realized or realized after payment in full of all Secured Obligations to the Noteholders, in the following order of priority:

               first, so much of such aggregate amount as shall be required to
               -----
          pay the Indenture Trustee all amounts then due it pursuant to Section
          9.06 shall be applied to pay the Indenture Trustee such amounts; and

               second, the balance if any, of such aggregate amount remaining
               ------
          thereafter shall be distributed to the Owner Trustee to be held or distributed in accordance with the terms of the Trust Agreement.

          Section 3.08. Application of Payments. Each payment of principal or
                        -----------------------
and interest or other amounts due on each Equipment Note shall, except as otherwise provided herein, be applied, first, to the payment of interest on such
                                       -----
Equipment Note due and payable to

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

the date of such payment, as provided in such Equipment Note, as well as any interest on overdue principal, Make-Whole Amount (on and after the Refinancing Date only), if any, premium (prior to the Refinancing Date only), if any, and, to the extent permitted by law, interest and other amounts due thereunder, second, to the payment of any other amount (other than the principal of such
------
Equipment Note) due hereunder to the Noteholder of such Equipment Note or under such Equipment Note, third, to the payment of the principal of such Equipment
                     -----
Note if then due hereunder or under any such Equipment Note, and fourth, the
                                                                 ------
balance, if any remaining thereafter, to the principal of such Equipment Note remaining unpaid (provided that such Equipment Note shall not be subject to prepayment without the consent of the affected Noteholder except as permitted by
Section 6.01 hereof).

                                   ARTICLE 4

                          COVENANTS OF OWNER TRUSTEE

          Section 4.01.  Covenants of the Owner Trustee. The Owner Trustee
                         ------------------------------
hereby covenants and agrees that:

                  (i) the Owner Trustee will duly and punctually pay the principal of, Make-Whole Amount (on and after the Refinancing Date only), if any, premium (prior to the Refinancing Date only), if any, and interest on and other amounts due under the Equipment Notes in accordance with, and subject to, the terms of such Equipment Notes, this Agreement and any related supplement hereto; provided, however, that all amounts payable under the Equipment Note and this Agreement shall be made solely from the income and proceeds of the Indenture Estate;

                  (ii) (A) the Owner Trustee, in its individual capacity, will not directly or indirectly create, incur, assume or suffer to exist any Lessor Lien attributable to it in its individual capacity with respect to any of the properties or assets of the Indenture Estate and if any such Lessor Lien shall nevertheless exist, it will promptly, at its own expense, take such action as may be necessary to duly discharge such Lessor Lien; and (B) the Owner Trustee will, in its individual capacity, perform all of its covenants and obligations set forth in the Participation Agreement;

                  (iii) in the event an officer in the Corporate Trust Department of the Owner Trustee shall have actual knowledge of an Indenture Event of Default or Indenture Default or an Event of Loss, the Owner Trustee will give prompt written notice of such Indenture Event of Default or Indenture Default or Event of Loss to the Indenture Trustee, the Owner Participant and the Lessee;

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

               (iv) except as contemplated by the Operative Documents, the Owner Trustee will not contract for, create, incur, assume or permit to exist any Debt, and will not guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing, or otherwise), endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the Debt of any other Person; and

               (v) the Owner Trustee will not enter into any business or other activity other than owning the Aircraft, the leasing thereof to the Lessee and the carrying out of the transactions contemplated hereby and by the Participation Agreement, the Trust Agreement and the other Operative Documents.

               (vi) the Owner Trustee will furnish to the Indenture Trustee, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates and other documents furnished to the Owner Trustee under the Lease or the Japanese Lease or any document related to the Japanese Lease which is not required to be furnished to the Indenture Trustee directly by the Lessee under any Operative Document.

                                   ARTICLE 5

                     DISPOSITION, SUBSTITUTION AND RELEASE
              OF PROPERTY INCLUDED IN THE INDENTURE ESTATE DURING
                             CONTINUATION OF LEASE

          Section 5.01.  Disposition, Substitution and Release of Property
                         -------------------------------------------------
Included in the Indenture Estate During Continuation of Lease. So long as the
-------------------------------------------------------------
Lease is in effect:

          (a)  Parts.  Any Parts and alterations, improvements and modifications
               -----
in and additions to the Aircraft shall, to the extent required or specified by the Lease, become subject to the Lien of this Agreement and be leased to the Lessee under the Lease; provided that, to the extent permitted by and as
                        --------
provided in the Lease, the Lessee shall have the right, at any time and from time to time, without any release from or consent by the Owner Trustee or the Indenture Trustee, to remove, replace and pool Parts and to make alterations, improvements and modifications in, and additions to, the Aircraft. The Indenture Trustee agrees that, to the extent permitted by and as provided in the Lease, title to any such replaced Part shall vest in the Lessee. The Indenture Trustee shall, upon written request by the Lessee or the Owner Trustee, from time to time execute an appropriate written instrument or instruments to confirm the release of the security interest of the Indenture Trustee in any such replaced Part.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

          (b)  Substitution Under the Lease upon an Event of Loss Occurring to
               ---------------------------------------------------------------
Airframe or Engines or upon Voluntary Termination of Lease with Respect to
--------------------------------------------------------------------------
Engines. Upon (i) the occurrence of an Event of Loss occurring to the Airframe
-------
or an Engine, or (ii) a voluntary termination of the Lease with respect to an Engine, the Lessee, in accordance with the Lease, may, in the case of an Event of Loss which has occurred to the Airframe, or shall, except as provided in
Section 10(b) of the Lease, in the case of an Event of Loss which has occurred to, or termination of the Lease with respect to, an Engine, substitute an airframe or engine, as the case may be, in which case, upon satisfaction of all conditions to such substitution specified in Section 10 of the Lease, the Indenture Trustee shall release all of its right, interest and Lien in and to the Airframe or such Engine in accordance with the provisions of the following two sentences. The Indenture Trustee shall execute and deliver to the Owner Trustee an instrument releasing its Lien in and to the Airframe or such Engine and shall execute for recording in public offices, such instruments in writing as the Owner Trustee or the Lessee shall reasonably request and as shall be reasonably acceptable to the Indenture Trustee in order to make clear upon public records that such lien has been released under the laws of the applicable jurisdiction.

                                   ARTICLE 6

                         REDEMPTION OF EQUIPMENT NOTES

          Section 6.01. Redemption of Equipment Notes upon Certain Events. (a) If there shall be an Event of Loss to the Aircraft or Airframe and the Aircraft or Airframe is not replaced pursuant to Section 10(a)(ii) of the Lease, each outstanding Equipment Note shall be redeemed in whole at a redemption price equal to 100% of the outstanding principal amount of such Equipment Note, together with accrued and unpaid interest thereon to but excluding the applicable Redemption Date. No Make-Whole Amount or premium shall be payable in connection with a redemption under this Section 6.01(a).

          (b) If (i) the Lease shall be terminated by the Lessee at its option pursuant to Section 9(a) or 9(b) of the Lease (unless the Lessee shall have elected to assume the rights and obligations of the Owner Trustee hereunder to the extent and as provided for in Section 9(b) of the Lease) or (ii) the Owner Trustee or the Owner Participant shall have given notice of redemption or purchase to the Indenture Trustee pursuant to Section 8.03(e)(ii), each outstanding Equipment Note shall be redeemed or purchased in whole on the Redemption Date and at the Redemption Price determined pursuant to Section 6.02 below. The Redemption Date for Equipment Notes to be redeemed or purchased (X) pursuant to clause (i) of this Section 6.01(b) shall be (A) in the case of a termination of the Lease pursuant to Section 9(a) or 9(b) thereof, the third Business Day following the Lease Termination Date, if any, and (Y) pursuant to clause (ii) of this Section 6.01(b), shall be the date specified in the notice given by the Owner Trustee or the Owner Participant to the Indenture Trustee pursuant to Section 8.03(e)(ii). If the Owner Trustee

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

elects to purchase the Equipment Notes under Section 8.03(e)(ii), nothing herein, including use of the terms "Redemption Date" and "Redemption Price" shall be deemed to result in a redemption of the Equipment Notes.

          (c) All the outstanding Equipment Notes may be redeemed if the Lessee shall have requested the Owner Trustee and the Owner Participant to effect a redemption thereof pursuant to Section 17 of the Participation Agreement as part of a refunding or refinancing, and if all the conditions to such refunding or refinancing set forth in such Section 17 of the Participation Agreement shall have been satisfied. In such event, each outstanding Equipment Note may be so redeemed at a Redemption Price specified in Section 6.02; provided, however, that the applicable Redemption Date for Equipment Notes to be redeemed pursuant to this Section 6.01(c) shall be the applicable Refinancing Date under Section 17 of the Participation Agreement.

          Section 6.02. Redemption Price. (a) So long as the Existing Equipment
                        ----------------
Notes are Outstanding, upon the occurrence of an Event of Loss to the Aircraft if the Aircraft is not replaced pursuant to Section 10(a)(ii) of the Lease, each Outstanding Existing Equipment Note shall be redeemed in whole at a Redemption Price equal to 100% of the principal amount of such Existing Equipment Note plus accrued and unpaid interest thereon to but excluding the applicable Redemption Date. The Redemption Date for Existing Equipment Notes to be redeemed pursuant to this Section 6.01(a) shall be the date on which payment of Stipulated Loss Value is made by Lessee pursuant to Section 10(a)(i) of the Lease.

          So long as the Existing Equipment Notes are Outstanding, upon (1) termination by Lessee, at its option, of the Lease pursuant to Section 9(a) of the Lease or upon the purchase of the Aircraft by Lessee at its option pursuant to Section 9(b) of the Lease (unless Lessee shall have elected to assume all of the rights and obligations of the Owner Trustee hereunder as provided for in clause (2)(A) of Section 9(b) of the Lease), or (2) the Owner Trustee giving notice of redemption to the Indenture Trustee pursuant to Section 8.03(e)(ii), at any time after one or more Lease Events of Default shall have occurred and shall have continued for 180 days or more but less than one year and no acceleration has occurred, each Outstanding Existing Equipment Note shall be redeemed in whole at a Redemption Price as determined below. Such Redemption Price shall, subject to the second immediately succeeding sentence, be equal to the greater of (i) the unpaid principal amount of such Existing Equipment Note and (ii) the present value on the first Business Day immediately preceding the Redemption Date of all remaining scheduled principal and interest payments due on such Existing Equipment Note on or prior to the first day of the immediately succeeding Funding Period (as adjusted for the assumption that all principal payments payable after the first day of the immediately succeeding Funding Period would be paid on such first day) discounted to the Redemption Date at the Prepayment Discount Rate plus 30 basis points, plus in each case accrued and unpaid interest on the principal of such Existing Equipment Note to but excluding the applicable Redemption Date. Any excess of

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

(ii) over (i) shall be deemed premium. In the event of a redemption of the Existing Equipment Notes on a date which is the first day immediately following the end of a Funding Period, the unpaid principal amount of each Existing Equipment Note shall become due and payable, without premium, together with accrued and unpaid interest on the principal of such Existing Equipment Note to but excluding the applicable Redemption Date. The Redemption Date for Existing Equipment Notes to be redeemed pursuant to the foregoing clause (1) shall be the Lease Termination Date and the Redemption Date for Existing Equipment Notes to be redeemed pursuant to the foregoing clause (2) shall be the same date as if the redemption had occurred pursuant to Section 6.02.

          (b) On and after the issuance of the Pass Through Equipment Notes, if the Equipment Notes are to be redeemed or purchased pursuant to Section 6.01 or 8.03(e)(ii), each outstanding Equipment Note shall be redeemed or purchased in whole at a Redemption Price equal to 100% of its principal amount plus (except in connection with a redemption or purchase under Section 6.01(a) or 8.03(e)(ii) when no Make-Whole Amount is payable) Make-Whole Amount (on and after the Refinancing Date only), if any, plus accrued and unpaid interest thereon to but excluding the applicable Redemption Date.

          Section 6.03. Notice of Redemption to Noteholders. Notice of
                        -----------------------------------
redemption or purchase pursuant to Section 6.01 or 6.02 shall be given by first-class mail, postage prepaid, mailed not less than 26 nor more than 60 days prior to the Redemption Date, to each Noteholder of Equipment Notes to be redeemed or purchased, at such Noteholder's address appearing in the Register; provided,
                                                                   --------
that such notice shall become irrevocable 26 days prior to the applicable Redemption Date; provided that, in the case of a redemption pursuant to Section
                 --------
6.01(b)(i) related to Lessee's exercise of its option pursuant to Section 9(b) of the Lease, such notice shall be revocable and shall be deemed revoked in the event the Lease does not in fact terminate on the related Lease Termination Date.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the applicable basis for determining the Redemption Price,

          (3) that on the Redemption Date, the Redemption Price will become due and payable upon each such Equipment Note, and that interest on Equipment Notes shall cease to accrue on and after such Redemption Date,

          (4) an estimate of the amount of Make-Whole Amount (on and after the Refinancing Date only), if any, and premium (prior to the Refinancing Date only), if any, that will be payable with respect to such redemption, and

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  (5) the place or places where such Equipment Notes are to be surrendered for payment of the Redemption Price.

Notice of redemption or purchase of Equipment Notes to be redeemed or purchased shall be given by the Indenture Trustee.

                  Section 6.04.  Deposit of Redemption Price. On or before the
                                 ---------------------------
Redemption Date, the Owner Trustee (or any person on behalf of the Owner Trustee) shall, to the extent an amount equal to the Redemption Price for the Equipment Notes to be redeemed or purchased on the Redemption Date shall not then be held in the Indenture Estate, deposit or cause to be deposited with the Indenture Trustee or the Paying Agent by 11:00 a.m., Chicago time, in immediately available funds the Redemption Price of the Equipment Notes to be redeemed or purchased on the Redemption Date.

                  Section 6.05.  Equipment Notes Payable on Redemption Date.
                                 ------------------------------------------
Notice of redemption or purchase having been given as aforesaid (and not deemed revoked as contemplated in the proviso to Section 6.03), the Equipment Notes shall, on the applicable Redemption Date, become due and payable at the Corporate Trust Department of the Indenture Trustee or at any office or agency maintained for such purposes pursuant to Section 2.03, and from and after such Redemption Date (unless there shall be a default in the deposit of the Redemption Price pursuant to Section 6.04) any Equipment Notes then outstanding shall cease to bear interest or be deemed to be outstanding for any other purpose. Upon surrender of any such Equipment Note for redemption or purchase in accordance with said notice such Equipment Note shall be paid at the Redemption Price.

                  If any Equipment Note called for redemption or purchase shall not be so paid upon surrender thereof for redemption or purchase, the principal amount thereof shall, until paid, continue to bear interest from the applicable Redemption Date at the interest rate applicable to such Equipment Note.

                  Section 6.06.  No Prepayment or Redemption. Except as
                                 ---------------------------
expressly provided in this Article 6 or as expressly provided in any supplement to this Agreement, the Equipment Notes may not be redeemed or prepaid, in whole or in part, prior to the respective maturities thereof.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                                   ARTICLE 7

                         MATTERS CONCERNING THE LESSEE

                  Section 7.01.  Repayment of Monies for Equipment Note Payments
                                 -----------------------------------------------
Held by the Indenture Trustee. Any money held by the Indenture Trustee or any
-----------------------------
Paying Agent in trust for any payment of the principal of, Make-Whole Amount (on and after the Refinancing Date only), if any, premium (prior to the Refinancing Date only), if any, or interest on any Equipment Note, including without limitation any money deposited pursuant to Section 6.03 or Article 10 and remaining unclaimed for two years after the due date for such payment, shall be paid to the Owner Trustee. The Noteholders of any outstanding Equipment Notes shall thereafter, as unsecured general creditors, look only to the Lessee on behalf of the Owner Trustee for payment thereof, and all liability of the Indenture Trustee or any such Paying Agent with respect to such trust money shall thereupon cease; provided that the Indenture Trustee or such Paying Agent,
                       --------
before being required to make any such repayment, may at the expense of the Lessee cause to be mailed to each such Noteholder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of mailing, any unclaimed balance of such money then remaining will be repaid to the Owner Trustee as provided herein.

                  Section 7.02.  Change in Registration. So long as no Default
                                 ----------------------
under Section 14(a), (b), (f) or (g) of the Lease or any Indenture Event of Default shall have occurred and be continuing and the Lien of this Indenture shall not have been discharged, the Indenture Trustee shall, upon the request of the Lessee and compliance with the applicable provisions of the next two paragraphs, consent to the deregistration of the Aircraft under the laws of the jurisdiction in which it is at the time registered and the registration of the Aircraft under the laws of (i) any country listed on Exhibit G to the Lease with which the United States then maintains normal diplomatic relations or, if Taiwan, the United States then maintains diplomatic relations at least as good as those in effect on the Closing Date (a "Scheduled Country"), or (ii) any other country, in each case subject to the provisions hereof and subject to the provisions of Section 7(a)(3) of the Lease and Section 8(e) of the Participation Agreement..

                  Prior to any such re-registration under the laws of a Scheduled Country, the Indenture Trustee shall have received a favorable opinion of counsel addressed to it to the effect that (i) the laws of the new country of registration will recognize the Owner Trustee's right of ownership with respect to the Aircraft and will give effect to the priority of the Lien and security interest created by this Indenture, (ii) this Indenture and the Indenture Trustee's Lien and right to repossession thereunder is valid and enforceable under the laws of such country and (iii) the terms (including, without limitation, the governing-law, service-of-process and jurisdictional- submission provisions thereof) of the Indenture are legal, valid, binding and enforceable in such jurisdiction.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  Prior to any such re-registration under the laws of any country other than the U.S. or a Scheduled Country, the Indenture Trustee shall have received (x) a favorable opinion of counsel in the new jurisdiction of registry covering the matters set forth in the preceding paragraph and to the effect that (A) it is not necessary for the Indenture Trustee to register or qualify to do business in such jurisdiction, (B) that there is no tort liability of the lender of an aircraft not in possession thereof under the laws of such jurisdiction other than tort liability which might have been imposed on such lender under the laws of the United States or any state thereof (it being understood that, such opinion shall be waived if insurance reasonably satisfactory to Indenture Trustee is provided, at Lessee's expense, to cover such risk), and (C) (unless Lessee shall have agreed to provide insurance covering the risk of requisition of use or title of the Aircraft by the government of such jurisdiction so long as the Aircraft is registered under the laws of such jurisdiction) that the laws of such jurisdiction require fair compensation by the government of such jurisdiction payable in currency freely convertible into Dollars for the loss of use or title of the Aircraft in the event of the requisition by such government of such use or title and (y) assurances (A) to the effect that the insurance or self-insurance provisions of the Indenture have been complied with after giving effect to such change of registry, (B) to the effect that the original indemnities (and any additional indemnities for which the Lessee is then willing to enter into a binding agreement to indemnify) in favor of the Indenture Trustee under the Indenture, afford each such party substantially the same protection as provided prior to such change of registry.

                  Section 7.03.  Assumption of Obligations of Owner Trustee by
                                 ---------------------------------------------
the Lessee. In the event that the Lessee shall have elected to assume all of the
----------
rights and obligations of the Owner Trustee under this Agreement and the Equipment Notes in connection with the purchase by the Lessee of the Aircraft pursuant to Section 9(b) of the Lease and, if on or prior to the Purchase Option
Date:

                  (a) the Lessee shall have paid to the Owner Trustee all amounts required to be paid to the Owner Trustee pursuant to Section 19(b) of the Lease in connection with such purchase and assumption and shall have delivered to the Indenture Trustee an Officer's Certificate to such effect;

                  (b) the Indenture Trustee shall have received an opinion or opinions of counsel for the Lessee (which may be Lessee's General Counsel), dated the Purchase Option Date, which (subject to customary qualifications) shall be to the effect that, after giving effect to the indenture supplement referred to below:

                      (i) this Agreement, as supplemented by the indenture supplement described in clause (c) below, constitutes the legal, valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

         similar laws affecting the rights of creditors generally and by general principles of equity, and except as limited by applicable laws which may affect the remedies provided for in this Agreement, which laws, however, do not in the opinion of such counsel make the remedies provided for in this Agreement inadequate for the practical realization of the rights and benefits provided for in this Agreement;

                           (ii)    the Aircraft is duly registered in
         compliance with applicable law;

                           (iii)   the indenture supplement described in clause
         (c) below has been duly filed with the FAA and is in due form for recording with the FAA, the Lien on the Aircraft constitutes a fully perfected Lien and all other filing, recording or other action (specifying the same) necessary to perfect and protect the Lien of this Agreement has been accomplished;

                           (iv) the Indenture Trustee would be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the Aircraft; provided that such opinion may contain qualifications of the
                   --------
         tenor contained in the opinion of special counsel for the Lessee delivered pursuant to Section 3(a)(vii) in the Note Purchase Agreement;

                           (v) no Noteholder will be required to recognize income, gain or loss for tax purposes in connection with such assumption;

                  (c) the Lessee shall have executed and delivered an indenture supplement hereto, dated the Purchase Option Date, whereby, among other things:

                                   (i)   the Lessee shall assume all of the
                  obligations of the Owner Trustee with respect to the Equipment Notes as full recourse obligations of the Lessee;

                                   (ii)  the Lessee shall reaffirm that it has
                  acquired the Aircraft and the Indenture Estate subject to the liens and security interests granted pursuant to the Indenture with respect to the Indenture Estate;

                                   (iii) the Lessee shall warrant and covenant
                  to defend its title to the Indenture Estate and the validity, perfection and priority of the Lien granted pursuant to this Agreement, as supplemented by the indenture supplement executed and delivered by the Lessee;

                                   (iv)  the Lessee shall covenant to: (A) (1)
                  register, maintain, use and operate, reregister, possess and place appropriate insignia on the Aircraft only

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  as would be permitted pursuant to Section 7 of the Lease, (2) maintain insurance coverage as and to the extent as would be required by Section 11 of the Lease, (3) apply insurance and requisition proceeds in the manner as would be required by
                  Section 10 of the Lease, and (4) make any replacements, pooling arrangements, alterations, modifications, and additions as would be permitted by Section 8 of the Lease, in each case, with such changes as may be appropriate to reflect the ownership of the Aircraft by the Lessee and the termination of the Lease, (B) not directly or indirectly create, incur, assume, permit or suffer to exist any Liens with respect to the Indenture Estate other than Permitted Liens, and (C) pay all taxes, fees and charges in connection with its purchase of the Aircraft, termination of the Lease and assumption of the Equipment Notes, including, without limitation, in connection with the maintenance and perfection of the Indenture Trustee's security interest in the Aircraft and the Indenture Estate;

                                    (v)  additional Indenture Events of Default
                  will be added substantially equivalent to, and consistent with, the Lease Events of Default contained in Section 14 of the Lease; and

                                    (vi) such terms, covenants, conditions and
                  provisions of this Agreement shall be deleted as reasonably requested by the Indenture Trustee and such terms, covenants, conditions and provisions of the Lessee shall be added substantially equivalent to, and consistent with, the obligations of the Lessee under the Operative Documents;

                  (d) after giving effect to the indenture supplement described in clause (c) above, no Indenture Event of Default or Indenture Default under
Section 8.01(a), (f) or (g) shall have occurred and be continuing immediately subsequent to such purchase and assumption and the Indenture Trustee shall have received an officer's certificate from the Lessee, dated the Purchase Option Date, to such effect;

                  (e) the purchase and assumption shall comply in all material respects with all applicable laws, including, without limitation, securities laws;

                  (f) after giving effect to such purchase and assumption, no Lien other than Permitted Liens shall exist upon the Indenture Estate and the Indenture Trustee shall have received evidence of the insurances required to be maintained by the Lessee as set forth in the indenture supplement described in clause (c) above; and

                  (g) the Indenture Trustee shall have received evidence of all filings, recordings and other actions referred to in the opinions of counsel described above.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

         then, automatically and without the requirement of further action by any Person, effective as of the Purchase Option Date, the Owner Trustee shall be released from all of its obligations under the Agreement in respect of the Equipment Notes or otherwise (other than any obligations or liabilities of the Owner Trustee in its individual capacity incurred on or prior to the Purchase Option Date or arising out of or based upon events occurring on or prior to the Purchase Option Date, which obligations and liabilities shall remain the sole responsibility of the Owner Trustee).

                  If, concurrent with an assumption pursuant to this Section 7.03, the Aircraft is being reregistered the Lessee must comply with the provisions of Section 7.02 hereof.

                  Section 7.04.  Selection of Funding Period. With respect to
                                 ---------------------------
Existing Equipment Notes only:

                  (a) The election by Lessee of each Funding Period shall be subject to the provisions of this Section 7.04. Within two Business Days of the announcement of the applicable Debt Rate for the new Funding Period, Owner Participant shall deliver to Lessee and the Indenture Trustee a certificate of an authorized representative of Owner Participant (the "Funding Period Equipment Note") setting forth the proposed revised schedules of Basic Rent, Stipulated Loss Value percentages and Termination Value percentages. Within one Business Day of its receipt of the Funding Period Equipment Note, Lessee may demand a verification, pursuant to Exhibit E of the Original Lease, of the information set forth in the Funding Period Equipment Note. Upon the acceptance by Lessee of the accuracy of the information set forth in the Funding Period Equipment Notes or the determination pursuant to such verification procedures of such information, Owner Participant and Lessee will execute an amendment to the Lease setting forth the new Basic Rent, Stipulated Loss Value percentages and Termination Value percentages, and, Owner Participant will exchange new Annex A attachments to the Existing Equipment Notes containing revised amortization schedules for the Annex A attachments to the Existing Equipment Notes outstanding immediately prior to such revisions.

                  (b) In connection with adjustments of Basic Rent, and Stipulated Loss Value percentages and Termination Value percentages pursuant to this Section 7.04 and Section 3(c) of the Lease, (i) the Indenture Trustee will agree to changes in the Amortization Schedule of the Existing Equipment Notes and (ii) each Existing Equipment Note Holder will exchange the Annex A attached to its Existing Equipment Notes for new Annex A attachments containing revised Amortization Schedules; provided, that such changes do not (X) change the final
                        --------
maturity of any Existing Equipment Notes or (Y) reduce Basic Rent or the Stipulated Loss Value or Termination Value percentages below the amount necessary (together with all other amounts simultaneously payable by Lessee) to permit payment of all amounts payable pursuant to the Existing Equipment Notes or (Z) increase or decrease by more than six months the weighted average lives of the Existing Equipment Notes as of the date of their original issuance.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  (c) The Lessee shall pay, on a net after-tax basis, all of the reasonable expenses of all parties to such adjustments, including without limitation, the reasonable fees and expenses of such parties' counsel.

                                   ARTICLE 8

                             DEFAULTS AND REMEDIES

                  Section 8.01.  Indenture Events of Default. Subject to Section
                                 ---------------------------
2.11(b), the following events shall constitute "Indenture Events of Default" under this Agreement (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) Owner Trustee shall fail to pay (i) any amount of principal, Make-Whole Amount (on and after the Refinancing Date only), if any, premium (prior to the Refinancing Date only), if any, or interest on any Equipment Note when due and payable by the Owner Trustee under such Equipment Note (whether upon redemption or purchase, final maturity, acceleration or otherwise) and such failure shall continue unremedied for 10 days after such amount shall have become due and payable by the Owner Trustee under such Equipment Note or (ii) any other amount payable by Owner Trustee hereunder or under the Participation Agreement to any Noteholder or any Indenture Indemnitee when due and payable and such failure shall continue unremedied for 15 days after receipt by Owner Trustee of written notice from the Indenture Trustee; provided that, in each case, if such failure to pay results from a Lease Default or Lease Event of Default, then such failure to pay shall for all purposes of this Indenture be an Event of Default under Section 8.01(e) and not this Section 8.01(a); or

                  (b) any Lien or encumbrance required to be discharged by the Owner Trustee, in its individual capacity or by the Owner Participant pursuant to Section 8(g) of the Participation Agreement shall remain undischarged for a period of 30 calendar days after notice thereof has been given by the Indenture Trustee to the Owner Trustee and the Owner Participant; or

                  (c) other than as provided in paragraphs (a) or (b) above, any failure by the Owner Trustee, in its individual capacity or as Owner Trustee, to observe or perform any other covenant or obligation of the Owner Trustee for the benefit of the Noteholders or any Indenture Indemnitee contained in this Agreement, any Equipment Note, or the Participation Agreement or any failure by the Owner Participant to observe or perform any other covenant or obligation of the Owner Participant for the benefit of the Noteholders or any Indenture Indemnitee contained in the Participation Agreement which failure is not remedied within a period of 30 days after

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

there has been given to the Owner Trustee and the Owner Participant by registered or certified mail, a written notice specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, by the Indenture Trustee or, subject to Section 2.6 of the Intercreditor Agreement, by the Noteholders of at least 25% in principal amount of outstanding Equipment Notes; provided, however, that, if the Owner Trustee,
                                --------  -------
in its individual capacity or as Owner Trustee, or the Owner Participant shall have undertaken to cure any such failure and, notwithstanding the reasonable diligence of any of them in attempting to cure such failure, such failure is not cured within said 30 day period but is curable with future due diligence, there shall exist no Indenture Event of Default as a consequence of such failure so long as the Owner Trustee in its individual capacity or as Owner Trustee or the Owner Participant is proceeding with due diligence to cure such failure, there exists no adverse effect on the Lien of this Agreement and such failure is in fact cured within a further period of 90 days; or

                  (d) any representation or warranty made by the Owner Trustee, in its individual capacity or as Owner Trustee, or by the Owner Participant under the Participation Agreement, or by the Owner Trustee hereunder, or by the Owner Trustee, in its individual capacity or as Owner Trustee, or by the Owner Participant in any document or Equipment Note furnished to the Indenture Trustee in connection herewith or therewith or pursuant hereto or hereto, shall prove at any time to have been incorrect in any material respect as of the date made and such incorrectness shall remain material at the date of the notice referred to below and such incorrectness shall continue unremedied for a period of 30 days after there has been given to the Owner Trustee and the Owner Participant by registered or certified mail, a written notice specifying such incorrectness and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, by the Indenture Trustee or, subject to Section 2.6 of the Intercreditor Agreement, by the Noteholders of at least 25% in principal amount of outstanding Equipment Notes; or

                  (e) there shall be a Lease Event of Default other than any such Lease Event of Default arising by reason of nonpayment of any Excluded Payments when due; or

                  (f) either the Trust Estate or the Owner Trustee with respect thereto (and not in its individual capacity) or the Owner Participant or the Owner Participant Guarantor, if any, as the case may be, shall (i) file, or consent by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (ii) make an assignment for the benefit of its creditors, or (iii) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or any substantial part of its property; provided
                                                                       --------
that an event referred to in this Section 8.01(f) with respect to the Owner Participant or Owner Participant Guarantor shall not constitute an Indenture Event of Default if, within 30 days, an order, judgment or decree shall be entered in a proceeding by a court or a trustee, custodian, receiver or liquidator which is either final and non-appealable or has not been

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

stayed pending any appeal, to the effect that no part of the Trust Estate created by the Trust Agreement (except for the Owner Participant's beneficial interest in such Trust Estate) and no right, title or interest under the Indenture Estate shall be included in, or be subject to, any declaration or adjudication of, or proceedings with respect to the bankruptcy, insolvency or liquidation of the Owner Participant or Owner Participant Guarantor referred to in this Section 8.01(f); or

                  (g) a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Trust Estate or the Owner Trustee with respect thereto (and not in its individual capacity) or the Owner Participant or the Owner Participant Guarantor, if any, as the case may be, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Trust Estate or the Owner Trustee with respect thereto (and not in its individual capacity) or the Owner Participant or the Owner Participant Guarantor, if any, as the case may be, and any such order or petition is not dismissed or stayed within 90 days after the earlier of the entering of any such order or the approval of any such petition; provided that an event referred to in this Section 8.01(g) with
          --------
respect to the Owner Participant shall not constitute an Indenture Event of Default if, within 30 days, an order, judgment or decree shall be entered in a proceeding by a court or a trustee, custodian, receiver or liquidator which is either final and non-appealable or has not been stayed pending an appeal, to the effect that no part of the Trust Estate created by the Trust Agreement (except for the Owner Participant's beneficial interest in such Trust Estate) and no right, title or interest under the Indenture Estate shall be included in, or be subject to, any declaration or adjudication of, or proceedings with respect to, the bankruptcy, insolvency or liquidation of the Owner Participant or Owner Participant Guarantor referred to in this Section 8.01(g).

                  Section 8.02.  Acceleration; Rescission and Annulment. If an
                                 --------------------------------------
Indenture Event of Default under Section 8.01(f) or 8.01(g) or a Lease Event of Default under Section 14(f) or 14(g) of the Lease shall have occurred and is continuing, then the principal of the Equipment Notes, together with accrued but unpaid interest thereon, and all other amounts due thereunder and hereunder shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived, and if any other Indenture Event of Default occurs and is continuing, either the Indenture Trustee, by notice to the Lessee and the Owner Trustee or, subject to Section 2.6 of the Intercreditor Agreement, Noteholders of at least 25% in principal amount of outstanding Equipment Notes, by notice to the Lessee, the Indenture Trustee, the Owner Trustee and the Owner Participant, may declare the principal of all the Equipment Notes to be immediately due and payable. Upon such declaration, the principal of all Equipment Notes together with accrued interest thereon from the date in respect of which interest was last paid hereunder to the date payment of such principal has been made or duly provided for, but without

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

Make-Whole Amount or premium, shall be immediately due and payable without presentment, demand, protest or other notice, all of which are hereby waived. At any time after such declaration and prior to the sale or disposition of the Indenture Estate, a Majority-in-Interest of Noteholders, by notice to the Indenture Trustee, the Lessee, the Owner Trustee and the Owner Participant, may rescind such a declaration and thereby annul its consequences if (i) an amount sufficient to pay all principal on any Equipment Notes which have become due otherwise than by such declaration and any interest thereon and interest due or past due, if any, and all sums due and payable to the Indenture Trustee have been deposited with the Indenture Trustee, (ii) the rescission would not conflict with any judgment or decree and (iii) all existing Indenture Defaults and Indenture Events of Default under this Agreement have been cured or waived except nonpayment of principal of, or interest on, the Equipment Notes that has become due solely because of such acceleration. No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  Section 8.03. Other Remedies Available to Indenture Trustee.
                                ---------------------------------------------
(a) After an Indenture Event of Default shall have occurred and so long as such Indenture Event of Default shall be continuing, then and in every such case the Indenture Trustee, as trustee of an express trust and as assignee hereunder of the Lease or as holder of a security interest in the Aircraft or Engines or otherwise, may, and when required pursuant to the provisions of Article 9 shall, exercise, subject to Sections 8.03(b), 8.03(e), 8.03(f) and 8.03(h), any or all of the rights and powers and pursue any and all of the remedies accorded to the Owner Trustee pursuant to Section 15 of the Lease and this Article 8, may recover judgment in its own name as Indenture Trustee against the Indenture Estate and may take possession of all or any part of the Indenture Estate and may exclude the Owner Trustee and the Owner Participant and all Persons claiming under any of them wholly or partly therefrom.

                  (b) After an Indenture Event of Default shall have occurred and so long as such Indenture Event of Default shall be continuing, subject to Sections 8.03(e), 8.03(f) and 8.03(h), the Indenture Trustee may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession, and either before or after taking possession and without instituting any legal proceedings whatsoever, and having first given notice of such sale, assignment, transfer and/or delivery by registered mail to the Owner Trustee, the Owner Participant and the Lessee at least 30 days prior to the date of such sale, and any other notice which may be required by law, sell, assign, transfer, deliver and dispose of the Indenture Estate, or any part thereof, or interest therein, at public auction or private sale, in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as the Indenture Trustee may determine, and at any place (whether or not it be the location of the Indenture Estate or any part thereof) and time designated in the notice above referred to; provided, however, that, notwithstanding any provision herein to the contrary,
--------  -------
the Indenture Trustee may not provide the notice provided for above of its intention to sell, assign, transfer or deliver any of the Indenture Estate, exercise remedies under the Lease or exercise other remedies

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

against the Indenture Estate seeking to deprive the Owner Trustee or the Owner Participant of its rights therein unless a declaration of acceleration has been made pursuant to Section 8.02 or the Equipment Notes have otherwise theretofore become due and payable through redemption or otherwise. Any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further notice, and the Indenture Trustee and the Noteholder or Noteholders of any Equipment Notes, or any interest therein, may bid and become the purchaser at any such sale and each Noteholder shall be entitled at any sale to credit against any purchase price bid at such sale by such Noteholder all or any part of the unpaid Secured Obligations owing to such Noteholder secured by the Lien of this Indenture. No such sale may be consummated if the Owner Trustee or the Owner Participant shall, prior to the consummation thereof, have given notice pursuant to and made the deposit required by, and in accordance with,
Section 8.03(e)(ii). The Indenture Trustee may exercise such right without possession or production of the Equipment Notes or proof of ownership thereof, and as representative of the Noteholders may exercise such right without notice to the Noteholders or including the Noteholders as parties to any suit or proceeding relating to foreclosure of any property in the Indenture Estate. The Owner Trustee hereby irrevocably constitutes the Indenture Trustee the true and lawful attorney-in-fact of the Owner Trustee (in the name of the Owner Trustee or otherwise) for the purpose of effectuating any sale, assignment, transfer or delivery for enforcement of the lien created under this Agreement, whether pursuant to foreclosure or power of sale or otherwise, to execute and deliver all such bills of sale, assignments and other instruments as the Indenture Trustee may consider necessary or appropriate, with full power of substitution, the Owner Trustee hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. Nevertheless, if so requested by the Indenture Trustee or any purchaser, the Owner Trustee shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to the Indenture Trustee or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

                  (c) Subject to Sections 8.03(b), 8.03(e), 8.03(f) and 8.03(h)
if an Indenture Event of Default has occurred and is continuing, the Owner Trustee shall, at the request of the Indenture Trustee, promptly execute and deliver to the Indenture Trustee such instruments of title or other documents as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or an agent or representative designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate. If the Owner Trustee shall for any reason fail to execute and deliver such instruments and documents after such request by the Indenture Trustee, the Indenture Trustee shall be entitled, in a proceeding to which the Owner Trustee will be a necessary party, to a judgment for specific performance of the covenants contained in the foregoing sentence, conferring upon the Indenture Trustee the right to immediate possession and requiring the Owner Trustee to execute and deliver such instruments and documents to the Indenture Trustee. The Indenture Trustee shall also be entitled to pursue all or any part of the

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

Indenture Estate wherever it may be found and may enter any of the premises of the Owner Trustee or any other Person wherever the Indenture Estate may be or be supposed to be and search for the Indenture Estate and take possession of any item of the Indenture Estate pursuant to this Section 8.03(c). The Indenture Trustee may, from time to time, at the expense of the Indenture Estate, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Indenture Estate, as it may deem proper. In each such case, the Indenture Trustee shall have the right to maintain, use, insure, operate, store, lease, control or manage the Indenture Estate, and to carry on business and exercise all rights and powers of the Owner Trustee relating to the Indenture Estate as the Indenture Trustee shall deem appropriate, including the right to enter into any and all such agreements with respect to the maintenance, use, insurance, operation, storage, leasing, control or management of the Indenture Estate or any part thereof; and the Indenture Trustee shall be entitled to collect and receive directly all tolls, rents (including Rent), issues, profits, products, revenues and other income of the Indenture Estate and every part thereof, without prejudice, however, to the right of the Indenture Trustee under any provision of this Agreement to collect and receive all cash held by, or required to be deposited with, the Indenture Trustee hereunder. In accordance with the terms of this Section 8.03(c), such tolls, rents (including Rent), issues, profits, products, revenues and other income shall be applied to pay the expenses of using, operating, storing, leasing, controlling or managing the Indenture Estate, and of all maintenance, insurance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner Trustee and, to the extent permitted by the Lease, the Lessee), and all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Agreement, including this Section 8.03(c), as well as just and reasonable compensation for the services of the Indenture Trustee, and of all persons properly engaged and employed by the Indenture Trustee.

                  If an Indenture Event of Default occurs and is continuing and the Indenture Trustee shall have obtained possession of or title to the Aircraft, the Indenture Trustee shall not be obligated to use or operate the Aircraft or cause the Aircraft to be used or operated directly or indirectly by itself or through agents or other representatives or to lease, license or otherwise permit or provide for the use or operation of the Aircraft by any other Person unless (i) the Indenture Trustee shall have been able to obtain insurance in kinds, at rates and in amounts satisfactory to it in its discretion to protect the Indenture Estate and the Indenture Trustee, as trustee and individually, against any and all liability for loss or damage to the Aircraft and for public liability and property damage resulting from use or operation of the Aircraft and (ii) funds are available in the Indenture Estate to pay for all such insurance or, in lieu of such insurance, the Indenture Trustee is furnished with indemnification from the Noteholders or any other Person upon terms and in amounts satisfactory to the Indenture Trustee in its discretion to protect the

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

Indenture Estate and the Indenture Trustee, as trustee and individually, against any and all such liabilities.

                  (d) Subject to Sections 8.03(b), 8.03(e), 8.03(f) and 8.03(h), the Indenture Trustee may proceed to protect and enforce this Agreement and the Equipment Notes by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted; or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Indenture Estate or any part thereof, or for the recovery of judgment for the indebtedness secured by the Lien created under this Agreement or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

                  (e) (i) If the Lessee shall fail to make any payment of Basic Rent under the Lease within 15 days after the same shall become due, and if such failure of the Lessee to make such payment of Basic Rent shall not constitute the fourth consecutive such failure or the seventh cumulative such failure, then as long as no Indenture Event of Default (other than arising from such failure to pay Basic Rent) shall have occurred and be continuing, the Owner Participant or the Owner Trustee may (but need not) pay to the Indenture Trustee, at any time prior to the expiration of a period of 15 days (the "15-Day Cure Period") after the later to occur of (x) the expiration of the 15-day period during which the Lessee failed to make such payment of Basic Rent and (y) the exercise of any remedies by the Indenture Trustee pursuant to Section 15 of the Lease or under this Agreement (prior to the expiration of the 15-Day Cure Period the Indenture Trustee shall not declare the Lease in default pursuant to Section 15 thereof or exercise any of the rights, powers or remedies pursuant to such Section 15 or this Article 8), an amount equal to the full amount of such payment of Basic Rent, together with any interest due thereon on account of the delayed payment thereof, and such payment by the Owner Participant or the Owner Trustee shall be deemed to cure any Indenture Event of Default which arose from such failure of the Lessee (but such cure shall not relieve the Lessee of any of its obligations). If the Lessee shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it under the Lease other than with respect to Excluded Payments, and if (but only if) the performance or observance thereof can be effected by the payment of money alone (it being understood that actions such as the obtaining of insurance and the procurement of maintenance services can be so effected), then as long as no other Indenture Event of Default shall have occurred and be continuing, the Owner Participant or the Owner Trustee may (but need not) pay to the Indenture Trustee (or to such other person as may be entitled to receive the same), at any time prior to the expiration of a period of 15 days after the expiration of the grace period, if any, provided with respect to such failure on the part of the Lessee in Section 14 of the Lease (prior to the expiration of which 15-day period the Indenture Trustee shall not declare the Lease in default pursuant to Section 15 thereof or exercise any of the rights, powers or remedies pursuant to such Section 15 or this Article 8), all sums necessary to effect the performance or observance of such covenant or agreement of the Lessee, together with any interest due thereon

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

on account of the delayed payment thereof, and such payment by the Owner Participant or the Owner Trustee shall be deemed to cure any Indenture Event of Default which arose from such failure of the Lessee (but such cure shall not relieve the Lessee of any of its obligations). Upon any payment of Basic Rent by the Owner Participant or the Lessor in accordance with the first sentence of this Section 8.03(e)(i), or upon any payment of any other sums by the Owner Participant or the Owner Trustee in accordance with the second sentence of this
Section 8.03(e)(i), the Owner Participant or the Owner Trustee shall, to the extent of their respective payments, be subrogated, in the case of any such payment, in accordance with such first sentence, to the rights of the Indenture Trustee, as assignee hereunder of the Owner Trustee, or, in the case of any such payment in accordance with such second sentence, to the rights of the Indenture Trustee (but shall have no rights as secured party hereunder) or such other person, as the case may be, which actually received such payment, to receive such payment of Basic Rent or such other payment, as the case may be (and any interest due thereon on account of the delayed payment thereof), and shall be entitled to receive such payment upon its receipt by the Indenture Trustee or such other person, as aforesaid (but in each case only if all amounts of principal, Make-Whole Amount, if any, and interest at the time due and payable on the Equipment Notes shall have been paid in full); provided that neither the
                                                      --------
Owner Participant nor the Owner Trustee shall attempt to recover any such amount paid by it on behalf of the Lessee pursuant to this Section 8.03(e)(i) except by demanding of the Lessee payment of such amount or by commencing an action against the Lessee to require the payment of such amount.

                           (ii) In the event that (A) at any time one or more Lease Events of Default shall have occurred and be continuing for a period of 120 days or more, or (B) the Equipment Notes shall have become due and payable pursuant to Section 8.02 or (C) Owner Participant has received notice from the Indenture Trustee that the Indenture Trustee intends to foreclose the Lien of this Indenture or to exercise any other dispossessory remedy specified in Sections 8.02 or
         8.03 hereof or Section 15 of the Lease, the Owner Trustee or the Owner Participant may, at its option, give at least 26 days' prior irrevocable notice to the Indenture Trustee that the Owner Trustee or the Owner Participant will redeem or purchase all Equipment Notes then outstanding on the date specified in such notice and, concurrently with such notice, the Owner Trustee or the Owner Participant will deposit with the Indenture Trustee an amount sufficient to redeem or purchase at the applicable Redemption Price determined consistently with the applicable provisions of Article 6 all Equipment Notes then Outstanding and to pay the Indenture Trustee all amounts then due it hereunder, which funds shall be held by the Indenture Trustee as provided in
         Section 9.04. Upon the giving of such notice and the receipt by the Indenture Trustee of such deposit, the Indenture Trustee shall (y) deem all instructions received from the Owner Trustee as having been given by the Noteholders of 100% of the outstanding principal amount of Equipment Notes for all purposes of this Indenture and (z) shall not declare the Lease in default pursuant to Section 15 thereof or exercise any of the rights, powers or remedies pursuant to such Section 15 or this

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

         Article 8 prior to the occurrence of the applicable Redemption Date. If such notice is given, the Owner Trustee further agrees that it will deposit or cause to be deposited with the Indenture Trustee, on or prior to the Business Day preceding the applicable Redemption Date, whether or not an Indenture Event of Default is then continuing, funds sufficient, when added to the funds already held by the Indenture Trustee for such purpose, to redeem or purchase at the applicable Redemption Price on such Redemption Date all Equipment Notes then outstanding and to pay the Indenture Trustee all amounts then due it hereunder. No Make-Whole Amount shall be payable by the Owner Trustee or the Owner Participant in connection with a redemption or purchase of the Equipment Notes under this Section 8.03(e)(ii).

                           (iii) Anything in this Agreement to the contrary notwithstanding, the Indenture Trustee shall not be entitled to exercise any remedy hereunder as a result of an Indenture Event of Default which arises solely by reason of one or more events or circumstances which constitute a Lease Event of Default unless the Indenture Trustee as security assignee of the Owner Trustee shall have exercised or concurrently be exercising one or more of the dispossessory remedies provided for in Section 15(a)-(f) of the Lease with respect to the Aircraft; provided, however, that such requirement
                                       --------  -------
         to exercise one or more of such remedies under the Lease shall not apply in circumstances where the Indenture Trustee is, and has been, for a continuous period in excess of 60 days as specified in Section 1110(a)(l)(A) of the Bankruptcy Code (such 60-day period being the "Section 1110 Period"), involuntarily stayed or prohibited by applicable law or court order from exercising such remedies under the Lease (a "Continuous Stay Period"); provided further, however, that the
                                             -------- -------  -------
         requirement to exercise one or more of such remedies under the Lease shall nonetheless be applicable during a Continuous Stay Period subsequent to the expiration of the Section 1110 Period to the extent that the continuation of such Continuous Stay Period subsequent to the expiration of the Section 1110 Period (A) results from an agreement by the trustee or the debtor-in possession in such proceeding during the
         Section 1110 Period with the approval of the relevant court to perform the Lease in accordance with Section 1110(a)(2)(A) of the Bankruptcy Code and cures any default (other than a default of a kind specified in Section 365(b)(2) of the Bankruptcy Code) within the applicable time period specified in Section 1110(a)(2)(B) of the Bankruptcy Code or (B) is an extension of the Section 1110 Period with the consent of the Indenture Trustee pursuant to Section 1110(b) of the Bankruptcy Code or
         (C) is the consequence of the Indenture Trustee's own failure to give any requisite notice to any person (unless the Indenture Trustee is stayed or otherwise precluded by applicable law from giving such notice). References in this subsection (iii) to particular sections of the Bankruptcy Code as in effect on the date of the amendment and restatement of this Indenture shall include any substantially similar successor provisions.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  (f) Notwithstanding any provision of this Agreement to the contrary, including, without limitation, Sections 8.03(b), 8.03(c) and 8.03(d), as long as no Lease Event of Default shall have occurred and be continuing, neither the Indenture Trustee nor the Owner Trustee shall take any action in violation of the Lessee's rights under the Lease, including, without limitation,
(x) the right to receive all monies due and payable to it in accordance with the provisions of the Lease and (y) the Lessee's rights to possession and use of, and of quiet enjoyment of, the Aircraft.

                  (g) Each and every right, power and remedy herein given to the Indenture Trustee specifically or otherwise in this Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often in such order as may be deemed expedient by the Indenture Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Indenture Trustee in the exercise of any right, remedy or power or in pursuing any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner Trustee or the Lessee or to be an acquiescence therein.

                  (h) Notwithstanding anything contained herein to the contrary, so long as the Subordination Agent (acting on behalf of the Pass Through Trustees) or any Pass Through Trustee is a Noteholder, the Indenture Trustee is not authorized or empowered to acquire title to the Indenture Estate, or to take any action with respect to any of the Indenture Estate so acquired by it, if such acquisition or action would cause any Pass Through Trust to fail to qualify as a "grantor trust" for federal income tax purposes.

                  Section 8.04. Waiver of Owner Trustee. To the extent now or at
                                -----------------------
any time hereafter enforceable under applicable law, the Owner Trustee covenants that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisal of the Indenture Estate or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or prior to any applicable decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every Person, except decree or judgment creditors of the Owner Trustee acquiring any interest in or title to the Indenture Estate or any part thereof subsequent to the date of this Agreement, all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws, but will suffer and permit the execution of every such power as though no such law or

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

laws had been made or enacted. Nothing in this Section 8.04 shall be deemed to be a waiver by the Owner Trustee of its rights under Section 8.03(e).

                  The Indenture Trustee may maintain such a pleading, or, in any manner whatsoever, claim or take any benefit or advantage of or from any law now or hereafter in force even if it does not possess any of the Equipment Notes or does not produce any of them in the proceeding. A delay or omission by the Indenture Trustee or any Noteholder in exercising any right or remedy accruing upon an Indenture Event of Default under this Agreement shall not impair the right or remedy or constitute a waiver of or acquiescence in such Indenture Event of Default.

                  Section  8.05.  Waiver of Existing Defaults. The Majority in
                                  ---------------------------
Interest of Noteholders by notice to the Indenture Trustee may waive on behalf of the Noteholders an existing Indenture Default or Indenture Event of Default and its consequences except (i) an Indenture Default or Indenture Event of Default in the payment of the principal of or interest on any Equipment Note or
(ii) in respect of a covenant or provision hereof which pursuant to Section
11.02 cannot be amended or modified without the consent of each Noteholder affected thereby.

                  Section  8.06.  Control by Majority. (a) Except as otherwise
                                  -------------------
expressly provided herein, the Majority in Interest of Noteholders may direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on it by this Agreement. However, the Indenture Trustee may refuse to follow any direction that conflicts with law or this Agreement, that is unduly prejudicial to the rights of the Noteholders so affected, or that would subject the Indenture Trustee to personal liability.

                  (b) The Owner Trustee may pursuant to the direction and instruction of the Owner Participant by delivery of written notice to the Indenture Trustee set a record date to determine the Noteholders entitled to give any consent, request, demand, authorization, direction, notice, waiver or other act. Such record date shall be the record date specified in such Officers' Certificate which shall be a date not more than 30 days prior to the first solicitation of Noteholders in connection therewith. If such a record date is fixed, such consent, request, demand, authorization, direction, notice, waiver or other act may be given before or after such record date, but only the Noteholders of record at the close of business on such record date shall be deemed to be Noteholders for the purpose of determining whether Noteholders holding the requisite percentage of Equipment Notes have authorized or agreed or consented to such consent, request, demand, authorization, direction, notice, waiver or other act, and for that purpose the outstanding Equipment Notes shall be computed as of such record date; provided that no such consent, request, demand, authorization, direction, notice, waiver or other act by the Noteholders

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Agreement not later than one year after the record date.

                  Section 8.07.  Rights of Noteholders to Receive Payment.
                                 ----------------------------------------
Notwithstanding any other provision of this Agreement the right of any Noteholder to receive payment of principal of, Make-Whole Amount, if any, and interest on such Equipment Note on or after the respective due dates expressed in such Equipment Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Noteholder.

                  Section 8.08.  Indenture Trustee May File Proofs of Claim. The
                                 ------------------------------------------
Indenture Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and of the Noteholders allowed in any judicial proceedings relating to any obligor on the Equipment Notes, its creditors, or its property.

                                   ARTICLE 9

                               INDENTURE TRUSTEE

                  Section 9.01.  Duties of Indenture Trustee. (a) The Indenture
                                 ---------------------------
Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (b) Subject to the provisions of Sections 2.08 and 9.04, the Indenture Trustee shall not be liable for interest on any money received except as otherwise provided in any other Operative Document. Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law.

                  Section 9.02.  Rights of Indenture Trustee. (a) The Indenture
                                 ---------------------------
Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may consult with counsel or require an officer's certificate or an opinion of counsel from the Lessee or the Owner Trustee after which it will take such action or refrain from acting as it deems appropriate. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith and in accordance herewith in reliance on a resolution of the Board of Directors of the Lessee, the written advice of counsel acceptable to the Owner Trustee, the Lessee and the Indenture Trustee, officer's certificate or opinions of counsel provided by the Lessee or the Owner Trustee.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  (c) The Indenture Trustee may act through agents and shall not be responsible for the misconduct or negligence of any such agent appointed with due care; provided that, no such agents shall be appointed by the Indenture
               --------
Trustee without the consent of the Lessee and the Owner Trustee, which consent shall, in each case, not be unreasonably withheld.

                  (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (e) If an Indenture Event of Default under this Agreement has occurred and is continuing, the Indenture Trustee shall exercise its rights and powers under this Agreement, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  Section 9.03.  Individual Rights of Indenture Trustee. The
                                 --------------------------------------
Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Equipment Notes and may otherwise deal with the Owner Trustee, the Lessee or an Affiliate of the Owner Trustee or the Lessee or a subsidiary of the Owner Trustee or the Lessee with the same rights it would have if it were not the Indenture Trustee. Any Agent may do the same with like rights.

                  Section 9.04.  Funds May Be Held by Indenture Trustee or
                                 -----------------------------------------
Paying Agent; Investments. Any monies (including, without limitation for purpose
-------------------------
of this Section 9.04, Permitted Investments constituting the proceeds of the maturity, sale or other disposition of any Permitted Investment) held by the Indenture Trustee or the Paying Agent hereunder as part of the Indenture Estate, until paid out by the Indenture Trustee or the Paying Agent as herein provided,
(i) subject to clause (ii) below, may be carried by the Indenture Trustee or the Paying Agent on deposit with itself or on deposit to its account with any bank, trust company or national banking association incorporated or doing business under the laws of the United States of America or one of the States thereof having combined capital and surplus and retained earnings of at least $75,000,000, and neither the Indenture Trustee nor the Paying Agent shall have any liability for interest upon any such monies except as otherwise agreed in writing or (ii) at any time and from time to time, so long as no Lease Event of Default shall have occurred and be continuing, at the request (given directly by the Lessee to the Indenture Trustee) of the Lessee acting as the agent of the Owner Trustee, shall be invested and reinvested in Permitted Investments as specified in such request (if such investments are reasonably available for purchase) and sold, in any case at such prices, including accrued interest or its equivalent, as are set forth in such request, and such Permitted Investments shall be held by the Indenture Trustee in trust as part of the Indenture Estate until so sold; provided that the Lessee pursuant to Section 22 of the Lease, on
               --------
behalf of the Owner Trustee, as agent of the Owner Trustee, shall upon demand pay to the Indenture Trustee the amount of any loss realized upon maturity, sale or other disposition of any such Permitted Investment and, so long as no Lease Event of Default shall have occurred and be continuing, be

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

entitled to receive from the Indenture Trustee, and the Indenture Trustee shall promptly pay to the Lessee, on behalf of the Owner Trustee, any profit, income, interest, dividend or gain realized upon maturity, sale or other disposition of any Permitted Investment. If any Lease Event of Default shall have occurred and be continuing, any net income, profit, interest, dividend or gain realized upon maturity, sale or other disposition of any Permitted Investment shall be held as part of the Indenture Estate and shall be applied by the Indenture Trustee at the same time, on the same conditions and in the same manner as the amounts in respect of which such income, profit, interest, dividend or gain was realized are required to be distributed in accordance with the provisions hereof or of the Lease pursuant to which such amounts were required to be held. The Indenture Trustee shall not be responsible for any losses on any investments or sales of Permitted Investments made pursuant to the procedure specified in this Section
9.04. All Permitted Investments held by the Indenture Trustee or the Paying Agent pursuant to this Section 9.04 shall either be (a) registered in the name of, payable to the order of, or, specially indorsed to, the Indenture Trustee or the Paying Agent, as the case may be, or (b) held in an Eligible Account. For purposes of this Section 9.04, "Eligible Account" means an account established by and with an Eligible Institution at the request of the Indenture Trustee or the Paying Agent, as the case may be, which institution agrees, for all purposes of the applicable Uniform Commercial Code ("UCC") including Article 8 thereof, that (a) such account shall be a "securities account" (as defined in Section 8-501 of the UCC), (b) all property (other than cash) credited to such account shall be treated as a "financial asset" (as defined in Section 8-102(9) of the UCC), (c) the Indenture Trustee or the Paying Agent, as the case may be, shall be the "entitlement holder" (as defined in Section 8-102(7) of the UCC) in respect of such account, (d) the Eligible Institution will comply with all entitlement orders issued by the Indenture Trustee or the Paying Agent, as the case may be, to the exclusion of the Lessee and the Owner Trustee, and (e) the "securities intermediary jurisdiction" (under Section 8-110(e) of the UCC) shall be the State of Illinois. For purposes of this Section 9.04, "Eligible Institution" means the corporate trust department of (a) State Street Bank and Trust Company of Connecticut, National Association, acting solely in its capacity as a "securities intermediary" (as defined in Section 8-102(14) of the UCC), or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating from Moody's and Standard & Poor's of at least A-3 or its equivalent.

                  Section 9.05.  Notice of Defaults. If an Indenture Default or
                                 ------------------
Indenture Event of Default under this Agreement occurs and is continuing and the Indenture Trustee has actual knowledge of same, the Indenture Trustee shall (i) promptly send written notice thereof to the Lessee, the Owner Trustee and the Owner Participant and (ii) within 90 days after the occurrence of an Indenture Event of Default, mail to each Noteholder notice of all uncured Indenture Events of Default under this Agreement. Except in the case of a default in the payment of the principal of, Make-Whole Amount (on and after the Refinancing Date only), if any, premium (prior to the Refinancing Date only), if any, or interest on any Equipment Note, the Indenture Trustee shall be

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

protected in withholding the notice required under clause (ii) above if and so long as the executive committee or trust committee of directors of the Indenture Trustee and/or responsible officers thereof in good faith determines that withholding such notice is in the interest of the Noteholders. In addition, if an Indenture Default under this Agreement occurs and is continuing and if the Indenture Trustee has actual knowledge of same, the Indenture Trustee shall promptly send written notice thereof by telecopier to the Lessee, the Owner Trustee and the Owner Participant.

                  Section 9.06. Compensation and Indemnity. (a) The Owner Trustee shall pay to the Indenture Trustee from time to time (i) reasonable compensation for its services, which compensation shall not be limited by any law on compensation of a trustee of an express trust, (ii) reimbursement for all reasonable out-of-pocket expenses incurred by the Indenture Trustee in connection with the performance of its duties under this Agreement (including the reasonable compensation and expenses of the Indenture Trustee's counsel and any agent appointed in accordance with Section 9.02(c)), and (iii) indemnification against any loss or liability incurred by it arising out of or in connection with its acceptance or administration of the trust or trusts hereunder except (A) as such expenses or loss or liability might result from the negligence or willful misconduct of the Indenture Trustee or the inaccuracy of any representation or warranty of the Indenture Trustee in its individual capacity in Section 8 of the Participation Agreement, (B) as otherwise provided in Section 9.10 hereof and (C) as otherwise excluded by the terms of Sections 7(b) and 7(c) of the Participation Agreement from the Lessee's indemnities under said Sections; provided that the Indenture Trustee shall not make any claim under this Section 9.06(a) for any claim or expense indemnified against by the Lessee under the Participation Agreement without first making demand on the Lessee for payment of such claim or expense. The Indenture Trustee shall notify the Owner Trustee and the Lessee promptly of any claim for which it is entitled to be indemnified hereunder. Subject to the conditions and procedures equivalent to those set forth in Sections 7(b) and 7(c) of the Participation Agreement, the Owner Trustee shall defend the claim and the Indenture Trustee shall cooperate in the defense. The Indenture Trustee may have separate counsel and the Owner Trustee shall pay the reasonable fees and expenses of such counsel. The Owner Trustee need not pay for any settlement made without its and the Lessee's consent.

                  (b) To secure the payment obligations of the Owner Trustee pursuant to this Section 9.06, the Indenture Trustee shall have a Lien prior to that of the Noteholders of the Equipment Notes on all money or property held or collected by the Indenture Trustee, except that held in trust to pay the principal of and interest, and Make-Whole Amount (on and after the Refinancing Date only), if any, or premium (prior to the Refinancing Date only), if any, on the Equipment Notes.

                  Section 9.07.  Replacement of Indenture Trustee. (a) The
                                 --------------------------------
resignation or removal of the Indenture Trustee and the appointment of a successor Indenture Trustee shall become

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

effective only upon the successor Indenture Trustee's acceptance of appointment as provided in this Section.

                  (b) The Indenture Trustee may resign by giving at least 30 days' prior written notice to the Lessee and the Owner Trustee. The Majority in Interest of Noteholders may remove the Indenture Trustee by giving at least 30 days' prior written notice to the Indenture Trustee, the Owner Trustee and the Lessee and may appoint a successor Indenture Trustee for such Equipment Notes with the Owner Trustee's and (so long as no Lease Event of Default is continuing) the Lessee's consent. The Owner Trustee may remove the Indenture Trustee if:

                  (1)  the Indenture Trustee fails to comply with Section 9.09;

                  (2) the Indenture Trustee is adjudged a bankrupt or an insolvent;

                  (3) a receiver or public officer takes charge of the Indenture Trustee or its property; or

                  (4)  the Indenture Trustee becomes incapable of acting.

                  (c) If a vacancy exists in the office of Indenture Trustee for any reason, the Owner Trustee shall promptly appoint a successor Indenture Trustee which will (so long as no Lease Event of Default is continuing) be approved by the Lessee.

                  (d) If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Lessee, the Owner Trustee or the Majority in Interest of Noteholders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (e) If the Indenture Trustee fails to comply with Section 9.09, any Noteholder may petition any court of competent jurisdiction for the removal of such Indenture Trustee and the appointment of a successor Indenture Trustee.

                  (f) A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, to the Lessee and to the Owner Trustee. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee for which the successor Indenture Trustee is to be acting as Indenture Trustee under this Agreement. The retiring Indenture Trustee shall promptly transfer all property and all books and records relating to the administration of the Indenture Estate held by it as Indenture Trustee to the successor Indenture Trustee subject to the Lien provided for in Section 9.06. The Lessee shall give notice of each appointment of a successor Indenture Trustee if there are

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

Equipment Notes outstanding, by mailing written notice of such event by first-class mail to the Noteholders.

                  (g)  All provisions of this Section 9.07 except subparagraphs
(b)(l) and (e) and the words "subject to the lien provided for in Section 9.06" in subparagraph (f) shall apply also to any Paying Agent.

                  Section 9.08.  Successor Indenture Trustee, Agents by Merger,
                                 ----------------------------------------------
etc. If the Indenture Trustee or any Agent consolidates with, merges or converts
---
into, or transfers all or substantially all of its corporate trust business assets to, another corporation, the successor corporation, without any further act, shall be the successor Indenture Trustee or Agent, as the case may be.

                  Section 9.09.  Eligibility; Disqualification. This Agreement
                                 -----------------------------
shall at all times have an Indenture Trustee which (i) shall have a combined capital and surplus of at least $75,000,000 or (ii) shall have a combined capital and surplus in excess of $7,500,000 and the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by a corporation organized and doing business under the laws of the United States, any State or Territory thereof or of the District of Columbia and having a combined capital and surplus of at least $75,000,000, and which, in any case, shall be a Citizen of the United States. If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of Federal, State, Territorial, or District of Columbia supervising or examining authority, then for the purposes of this Section 9.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.

                  In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 9.09, the Indenture Trustee shall resign immediately in the manner and with the effect specified in
Section 9.07.

                  Section 9.10.  Trustee's Liens. The Indenture Trustee in its
                                 ---------------
individual capacity agrees that it will at its own cost and expense promptly take such action as may be necessary to duly discharge and satisfy in full all Liens ("Trustee's Liens") on the Indenture Estate which are either (i) attributable to the Indenture Trustee in its individual capacity and which are unrelated to the transactions contemplated by the Operative Documents, or (ii) which are attributable to the Indenture Trustee as trustee hereunder or in its individual capacity and which arise out of acts or omissions which are not expressly contemplated by this Agreement.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                                  ARTICLE 10

                        TERMINATION OF TRUST INDENTURE

                  Section 10.01.   Termination of Indenture. Subject to Section
                                   ------------------------
10.02, upon (or at any time after):

                  (x) payment in full of the outstanding principal amount of, Make-Whole Amount (on and after the Refinancing Date only), if any, premium (prior to the Refinancing Date only), if any, and interest on and all other amounts due under all Equipment Notes and provided that all other Secured Obligations due to the Noteholders and the Indenture Indemnitees shall have been satisfied or paid in full; or

                  (y) at any time after the Owner Trustee has irrevocably deposited (except as provided in Section 10.04) with the Indenture Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Noteholders, (1) money in an amount, or (2) Permitted Investments which, through the payment of interest and principal in respect thereof in accordance with their terms, will provide (not later than one Business Day before the due date of any payment referred to below in this paragraph) money in an amount, or (3) a combination of money and Permitted Investments referred to in the foregoing clause (2), sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay in full the outstanding principal amount of, Make-Whole Amount (on and after the Refinancing Date only), if any, premium (prior to the Refinancing Date only), if any, and interest on the Equipment Notes on the dates such amounts are due (including as a result of redemption in respect of which irrevocable notice has been given to the Indenture Trustee on or prior to the date of such deposit); provided, however, that

                           (A) upon the making of the deposit referred to above in this clause (y), the right of the Owner Trustee or the Lessee to cause the redemption of Equipment Notes (except a redemption in respect of which irrevocable notice has theretofore been given) shall terminate;

                           (B) the Lessee on behalf of the Owner Trustee has delivered to the Indenture Trustee an officer's certificate and an opinion of counsel to the effect that there has been published by the Internal Revenue Service a ruling to the effect that Noteholders will not recognize income, gain or loss for Federal income tax purposes as a result of the exercise by the Owner Trustee of its option under Clause (y) of this Section 10.01 and will be subject to Federal income tax on the

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  same amount and in the same manner and at the same times, as would have been the case if such option had not been exercised;

                           (C) all amounts then due and payable hereunder have been paid; and

                           (D) the Lessee on behalf of the Owner Trustee has delivered to the Indenture Trustee an officer's certificate and an opinion of counsel, each stating that all conditions precedent provided for relating to the satisfaction and discharge of this Agreement contemplated by this Section 10.01 have been complied with;

the Owner Trustee shall direct the Indenture Trustee to execute and deliver to or as directed in writing by the Owner Trustee an appropriate instrument releasing the Aircraft and the Engines and all other property or proceeds constituting part of the Indenture Estate from the Lien of this Agreement and the Indenture Trustee shall execute and deliver such instrument as aforesaid; provided, however, that this Agreement and the trusts created hereby shall earlier terminate and this Agreement shall be of no further force or effect upon any sale or other final disposition by the Indenture Trustee of all property constituting part of the Indenture Estate and the final distribution by the Indenture Trustee of all monies or other property or proceeds constituting part of the Indenture Estate in accordance with the terms hereof. Except as aforesaid otherwise provided, this Agreement and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

                  Section 10.02.  Survival of Certain Obligations.
                                  -------------------------------
Notwithstanding the provisions of Section 10.01, the obligations of the Indenture Trustee contained in Sections 2.01 through 2.08, Section 7.01, Section 9.10, Section 10.03 and Section 10.04 and the other rights, duties, immunities and privileges hereunder of the Indenture Trustee shall survive.

                  Section 10.03.  Monies to Be Held in Trust. All moneys and
                                  --------------------------
Permitted Investments deposited with the Indenture Trustee pursuant to Section
10.01 shall be held in trust and applied by it, in accordance with the provisions of the Equipment Notes and this Agreement, to the payment either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Noteholders, of all sums due and to become due thereon for principal, Make-Whole Amount (on and after the Refinancing Date only), if any, premium (prior to the Refinancing Date only), if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

                  Section 10.04.  Monies to Be Returned to Owner Trustee. The
                                  --------------------------------------
Indenture Trustee and any Paying Agent shall promptly pay or return to the Owner Trustee upon request of the Owner Trustee any money or Permitted Investments held by them at any time that are not required for the payment of the amounts described above in Section 10.03 on the Equipment Notes for which money or Permitted Investments have been deposited pursuant to Section 10.01.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                                  ARTICLE 11

                            AMENDMENTS AND WAIVERS

                  Section 11.01.  Amendments to this Agreement Without Consent
                                  --------------------------------------------
of Noteholders. The Owner Trustee and the Indenture Trustee may enter into one
--------------
or more agreements supplemental hereto without the consent of any Noteholder for any of the following purposes:

                  (1) to correct any mistake or cure any ambiguity, defect or inconsistency herein or in the Equipment Notes or to make any change not inconsistent with the provisions hereof; provided that such change
                                                      --------
         does not adversely affect the interests of any Noteholder;

                  (2) to evidence the succession of another party as the Owner Trustee in accordance with the terms of the Trust Agreement or to evidence (in accordance with Article 9) the succession of a new trustee hereunder, the removal of the trustee hereunder or the appointment of any co-trustee or co-trustees or any separate or additional trustee or trustees;

                  (3) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee or to make any other provisions with respect to matters or questions arising hereunder so long as such action shall not adversely affect the interests of the Noteholders;

                  (4) to correct or amplify the description of any property at any time subject to the Lien of this Agreement or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subject to the Lien of this Agreement or to subject to the Lien of this Agreement the Airframe or Engines or airframe or engines substituted for the Airframe or Engines in accordance herewith or with the Lease; provided that Trust Supplements entered into for the
                            --------
         purpose of subjecting to the Lien of this Agreement the Airframe or Engines in accordance with the Lease need only be executed by the Owner Trustee and the Indenture Trustee;

                  (5) to add to the covenants of the Owner Trustee, for the benefit of the Noteholders, or to surrender any rights or power herein conferred upon the Owner Trustee or the Owner Participant;

                  (6) to add to the rights of the Noteholders;

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  (7) to provide for the assumption by the Lessee of the obligations of the Owner Trustee hereunder in accordance with the terms and conditions applicable thereto specified in Section 7.03; or

                  (8) to provide for compliance with applicable law, including, without limitation, to include on the Equipment Notes any legend as may be required by applicable law.

                  Section 11.02.  Amendments to this Agreement with Consent of
                                  --------------------------------------------
Noteholders. (a) (1) With respect to the Existing Equipment Notes, with the
-----------
written consent of the holders of a majority of the aggregate principal amount of the Outstanding Existing Equipment Notes, the Lessee, the Owner Trustee and the Indenture Trustee may enter into such supplemental agreements to add any provisions to or to change or eliminate any provisions of this Agreement or of any such supplemental agreements or to modify the rights of the holders; provided, however, without the consent of each Certificate Holder affected
--------  -------
thereby, an amendment under this Section 11.02 may not:

                      (i) change the final maturity of the principal of, premium, if any, or any installment of interest on, any Existing Equipment Note; or

                      (ii) create any Lien on the Trust Indenture Estate prior to or pari passu with the Lien thereon under this Agreement except such
               ---- -----
         as are permitted by this Agreement, or deprive any Certificate Holder of the benefit of the Lien on the Trust Indenture Estate created by this Agreement; or

                      (iii) reduce the percentage in principal amount of the Outstanding Existing Equipment Note, the consent of whose holders is required for any such supplemental agreement, or the consent of whose holders is required for any waiver (of compliance with certain provisions of this Agreement or of certain defaults hereunder or their consequences) provided for in this Agreement; or

                      (iv)  make any change in Section 8.05 or 8.08 or this
         Section 11.02(a).

                  (2) It is not necessary under this Section 11.02 for the Certificate Holders to consent to the particular form of any proposed supplemental agreement, but it is sufficient if they consent to the substance thereof.

                  (3) Promptly after the execution by the Owner Trustee, the Lessee and the Indenture Trustee of any supplemental agreement pursuant to the provisions of this Section 11.02, the Lessee shall transmit by first-class mail a notice, setting forth in general terms the substance of such supplemental agreement, to all Certificate Holders, as

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

         the names and addresses of such holders appear on the Register. Any failure of the Lessee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental agreement.

                  (b) (1) With the written consent of a Majority in Interest of Noteholders, the Owner Trustee and the Indenture Trustee may enter into such supplemental agreements to add any provisions to or to change or eliminate any provisions of this Agreement or of any such supplemental agreements or to modify the rights of the Noteholders; provided, however, that, on and after the
                               --------  -------
Refinancing Date only, an amendment under this Section 11.02 may not without the consent of each of the Noteholders of the applicable Series of Equipment Notes and in the case of the Series A-1, Series B or Series C-2 Pass Through Equipment Notes, the applicable Liquidity Provider:

                      (i) reduce the principal amount of, Make-Whole Amount (on and after the Refinancing Date only), if any, premium (prior to the Refinancing Date only), if any, or any installment of interest on, such Series of Equipment Notes; or

                      (ii) change the date on which any principal amount of, any Amortization Amount payable with respect to, Make-Whole Amount (on and after the Refinancing Date only), if any, premium (prior to the Refinancing Date only), if any, or interest on such Series of Equipment Notes, is due or payable; or

                      (iii) with respect to each Series of Equipment Notes, create any Lien on the Indenture Estate prior to or pari passu with the
                                                             ---- -----
         Lien thereon under this Agreement except such as are permitted by this Agreement, or deprive any Noteholder of the benefit of the Lien on the Indenture Estate created by this Agreement; or

                      (iv) with respect to such Series of Equipment Notes, reduce the percentage in principal amount of the outstanding Equipment Notes, the consent of whose Noteholders is required to take or approve any action under this Agreement; or

                      (v) make any change in Article 3 or Article 6 or Sections 8.01 (except to add Indenture Events of Default) 8.05, 8.08 or
         Section 11.02(a).

                  (2) It is not necessary under this Section 11.02 for the Noteholders to consent to the particular form of any proposed supplemental agreement, but it is sufficient if they consent to the substance thereof.

                  (3) Promptly after the execution by the Owner Trustee and the Indenture Trustee of any supplemental agreement pursuant to the provisions of this Section 11.02, the Indenture Trustee shall transmit by first-class mail a notice, setting forth in general

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

         terms the substance of such supplemental agreement, to all Noteholders, as the names and addresses of such Noteholders appear on the Register. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental agreement.

                  Section 11.03.  Revocation and Effect of Consents. Until an
                                  ---------------------------------
amendment or waiver becomes effective, a consent to it by a Noteholder is a continuing consent by the Noteholder and every subsequent Noteholder, even if notation of the consent is not made on any Equipment Note. However, any such Noteholder or subsequent Noteholder may revoke the consent as to his Equipment
Note if the Indenture Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Noteholder affected by such amendment or waiver.

                  Section 11.04.  Notation on or Exchange of Equipment Notes.
                                  ------------------------------------------
The Indenture Trustee may place an appropriate notation about an amendment or waiver on any Equipment Note thereafter executed. The Indenture Trustee in exchange for such Equipment Notes may execute new Equipment Notes that reflect the amendment or waiver.

                  Section 11.05.  Indenture Trustee Protected.  The Indenture
                                  ---------------------------
Trustee need not sign any supplemental agreement that adversely affects its rights.

                  Section 11.06.  Amendments, Waivers, etc. of Other Operative
                                  --------------------------------------------
Documents.
---------

                  (a) Subject to Section 11.01, without the consent of a Majority in Interest of Noteholders, the Owner Trustee (acting on instructions from the Owner Participant) and the Indenture Trustee may not modify, amend or supplement any of the Operative Documents, or give any consent, waiver, authorization or approval thereunder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder; provided, however, that the actions specified in subsection (b) of this Section
--------  -------
11.06 may be taken without the consent of the Indenture Trustee or any Noteholder.

                  (b)  Subject to the provisions of subsection (c) of this
Section 11.06, the Owner Trustee (acting on instructions from the Owner Participant) and the Indenture Trustee at any time and from time to time without the consent of the Indenture Trustee or of any Noteholder may:

                  (1) so long as no Indenture Event of Default shall have occurred and be continuing, modify, amend or supplement the Lease, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with subsection (a) of this
         Section 11.06 the parties to the Lease shall not modify, amend or

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

         supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Lease as in effect on the date hereof:
         Section 2, Section 3(a) (if the result thereof would be to shorten the term of the Lease to a period shorter than the period ending with the maturity date of any Equipment Notes), Section 3(c)(iv), Section 3(d) (except to the extent such Section relates to amounts payable (whether directly or pursuant to the Indenture) to Persons other than Noteholders, the Liquidity Providers (on and after the Refinancing Date only) and the Indenture Trustee in its individual capacity), Section 3(e) (except insofar as it relates to the address or account information of the Owner Trustee or the Indenture Trustee) (other than as such Sections 3(a), 3(d) and 3(e) may be amended pursuant to Section 3(c) of the Lease in effect on the date hereof), Section 4, Section 6,
         Section 7(a), Sections 9(b) through (d) (except that further restrictions may be imposed on the Lessee), Section 10 (except that additional requirements may be imposed on the Lessee), Section 11 (except for Section 11(e) and except that additional insurance requirements may be imposed on the Lessee), Section 12 (except in order to increase the Lessee's liabilities or enhance the Lessor's rights thereunder), Section 13, Section 14 (except to impose additional or more stringent Lease Events of Default), Section 15 (except to impose additional remedies), Section 16 (except to impose additional requirements on the Lessee), Section 18, Section 19 (to the extent such modification, amendment or supplement affects the rights and interests of the Owner Trustee or the Indenture Trustee under Section 1110 of the Bankruptcy Code), Section 20, Section 22 and any definition of terms used in the Lease, to the extent that any modification of such definition would result in a modification of the Lease not permitted pursuant to this subsection (b); provided that in the event an
                                          --------
         Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee shall have all rights of the Owner Trustee as "Lessor" under the Lease to modify, amend or supplement the Lease or give any consent, waiver, authorization or approval thereunder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the "Lessor" thereunder; provided further that without
                                                -------- -------
         the prior written consent of the Owner Trustee, and whether or not an Indenture Event of Default shall have occurred and be continuing, no such action (including a consent to an assignment by the Lessee under Section 13 of the Lease) shall be taken with respect to any of the provisions of Sections 1 (to the extent any modification of a definition contained therein would result in a modification of the Lease not permitted by this provision), 3(c), 4, 5, 6 (to the extent such action would reduce the Lessee's obligations), 7, 8, 9, 10, 11, 12, 13, 14, 15, 16 (insofar as it relates to the Lessor), 18, 19, 21 and 23 of the Lease, or with respect to any other Section of the Lease to the extent such action with respect to such other Section shall affect the amount or timing of any amounts payable by the Lessee under the Lease as in effect on the date hereof (or as subsequently modified with the consent of the Owner

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

         Trustee (acting on instructions from the Owner Participant)) which, absent the occurrence and continuance of an Indenture Event of Default, will be distributable to the Owner Trustee under Article 3; and provided further that the parties to the Lease may take any such action
         -------- -------
         without the consent of the Indenture Trustee or any Noteholder to the extent such action relates to the payment of amounts constituting, or the Owner Trustee's, the Owner Participant's or the Lessee's rights or obligations with respect to, Excluded Payments;

                  (2) modify, amend or supplement the Trust Agreement, or give any consent, waiver, authorization or approval with respect thereto, in each case only to the extent any such action shall not adversely impact the interests of the Noteholders;

                  (3) modify, amend or supplement the Participation Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with subsection (a) of this
         Section 11.06 the parties to the Participation Agreement shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Participation Agreement:
         Section 1(b), Section 7 (insofar as such Section 7 relates to the Indenture Trustee, any Liquidity Provider (on and after the Refinancing Date only) and the Noteholders), Section 8, Section 11, Section 17 and any definition of terms used in the Participation Agreement, to the extent that any modification of such definition would result in a modification of the Participation Agreement not permitted pursuant to this subsection (b); and

                  (4) modify, amend or supplement any of said agreements in order to cure any ambiguity, to correct or supplement any provisions thereof which may be defective or inconsistent with any other provision thereof or of any provision of this Agreement, or to make any other provision with respect to matters or questions arising thereunder or under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided the making of any such other provision shall not adversely affect the interests of the Noteholders.

                  (c) No modification, amendment, supplement, consent, waiver, authorization or approval with respect to the Lease or the Participation Agreement, whether effected pursuant to subsection (a) or pursuant to subsection
(b) of this Section 11.06 and anything in such subsections or elsewhere in this Agreement to the contrary notwithstanding, shall, without the consent of the holder of each outstanding Equipment Note affected thereby,

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  (1) modify, amend or supplement the Lease in such a way as to extend the time of payment of Basic Rent, Termination Value, Stipulated Loss Value or any other Rents assigned to the Indenture Trustee hereunder or any other amounts payable to the Indenture Trustee for its own account or for the account of the Noteholders (subject in any event to clause (iv) of Section 3(c) of the Lease) upon the occurrence of an Event of Loss or Termination Value and any other amounts payable to the Indenture Trustee for its own account or for the account of the Noteholders (subject in any event to clause (iii) of Section 3(c) of the Lease) upon termination of the Lease with respect to the Aircraft, payable under, or as provided in, the Lease as in effect on the date hereof, release or reduce the amount of any installment of Basic Rent or Supplemental Rent so that the same is less than the payment of principal of, Make-Whole Amount (on and after the Refinancing Date only), if any, premium (prior to the Refinancing Date only), if any, and interest on the Equipment Notes, as the case may be, to be made from such installment of Basic Rent or Supplemental Rent, or reduce the aggregate amount of Stipulated Loss Value, or any other amounts payable under, or as provided in, the Lease as in effect on the date hereof upon the occurrence of an Event of Loss so that the same is less than the accrued interest on and the principal as of the Lease Loss Payment Date, and Make- Whole Amount (on and after the Refinancing Date only), if any, or premium (prior to the Refinancing Date only), if any, of the Equipment Notes at the time Outstanding or reduce the amount of Termination Value and any other amounts payable under, or as provided in, the Lease as in effect on the date hereof upon termination of the Lease with respect to the Aircraft so that the same is less than the accrued interest on and principal as of the Lease Termination Date and Make-Whole Amount (on and after the Refinancing Date only), if any, or premium (prior to the Refinancing Date only), if any, of Equipment Notes at the time outstanding, or

                  (2) modify, amend or supplement the Lease in such a way as to, or consent to any assignment of the Lease or give any consent, waiver, authorization or approval which would, release the Lessee from its obligations in respect of payment of Basic Rent or Supplemental Rent, or Stipulated Loss Value and any other amounts payable to the Indenture Trustee for its own account or the account of the Noteholders (subject in any event to clause (iii) of Section 3(c) of the Lease), or on or after the Refinancing Date only, any Liquidity Provider upon the occurrence of an Event of Loss, or Termination Value and any other amounts payable to the Indenture Trustee for its own account or the account of the Noteholders (subject in any event to clause (iii) of Section 3(c) of the Lease) of the Lease with respect to the Aircraft, payable under, or as provided in, the Lease as in effect on the date hereof except for any such assignment pursuant to Section 8(u) of the Participation Agreement, and except as provided in the Lease as in effect on the date hereof.

                  Section 11.07.  Notices to Liquidity Providers. On and after
                                  ------------------------------
the Refinancing Date only, any request made to any Noteholder for consent to any amendment or supplement pursuant

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

to this Article 11 shall be promptly furnished by the Indenture Trustee to each Liquidity Provider at its address set forth in the Intercreditor Agreement.

                                  ARTICLE 12

                                 MISCELLANEOUS

                  Section 12.01.  Notices. (a) Unless otherwise specifically
                                  -------
provided for herein, all notices required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice may be given by hand-delivery, overnight courier service, mail, or telecopier (to be confirmed by hand delivery, overnight courier service or mail) addressed as indicated below and any such notice shall be effective, in the case of hand-delivery, when delivered, in the case of overnight courier service, one Business Day after delivery with charges paid to a courier service with instructions for overnight delivery, in the case of mail, three Business Days after delivery to the postal service with certified or registered mail charges paid, and, in the case of telecopier, upon confirmed transmittal:

                  if to the Lessee, to:

                      United Air Lines, Inc.
                      P.O. Box 66100
                      Chicago, Illinois 60666
                      Attention:  Vice President and Treasurer
                      Telecopier:  (847) 700-7117

                  or if by overnight courier, to:

                      1200 East Algonquin Road
                      Elk Grove Township, Illinois 60007
                      Attention:  Vice President and Treasurer
                      Telecopier:  (847) 700-7117

                  if to the Indenture Trustee, to:

                      State Street Bank and Trust Company
                      of Connecticut, National Association
                      225 Asylum Street, Goodwin Square
                      Hartford, CT 06103
                      Attention:  Corporate Trust Department
                      Telecopier:   (860) 244-1889
                      Confirmation: (860) 244-1800

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  if to the Owner Trustee, to:

                      P.O. Box 778
                      Boston, MA 02102-0778
                      Attention: Corporate Trust Department

                  or if by overnight courier to:

                      2 Avenue de Lafayette
                      Boston, MA 02111-1724
                      Attention:  Corporate Trust Department
                      Telecopier:   (617) 662-1458
                      Confirmation: (617) 662-1704

                      with a copy to the Owner Participant

                  if to the Owner Participant, to its address set forth in the Participation Agreement.

                  (b) The Lessee, the Owner Trustee, the Indenture Trustee or the Owner Participant by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  (c) Any notice or communication to the Noteholders shall be mailed by first- class mail to the respective addresses for the Noteholders shown on the Register kept by the Registrar and to addresses filed with the Indenture Trustee for other Noteholders. Failure so to mail a notice or communication or any defect in such notice or communication shall not affect its sufficiency with respect to other Noteholders of such Equipment Notes of that or any other Series entitled to receive notice.

                  (d) If a notice or communication is mailed in the manner provided above within the time prescribed, it is conclusively presumed to have been duly given, whether or not the addressee receives it.

                  (e) If the Lessee mails a notice or communication to the Noteholders, it shall mail a copy to the Indenture Trustee and to the Paying Agent at the same time.

                  Section 12.02.  GOVERNING LAW. THIS AGREEMENT AND THE
                                  -------------
EQUIPMENT NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS OF THE STATE OF ILLINOIS.

                  Section 12.03.  No Recourse Against Others. No director,
                                  --------------------------
officer, employee or stockholder, as such, of the Lessee, the Owner Trustee or the Owner Participant, as the case may

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

be, shall have any liability for any obligations of the Lessee, the Owner Trustee or the Owner Participant, as the case may be, under this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting an Equipment Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Equipment Notes.

                  Section 12.04.  Execution in Counterparts. This Agreement may
                                  -------------------------
be executed in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one instrument.

                  Section 12.05.  Section 1110. It is the intention of the
                                  ------------
parties that the Owner Trustee, as lessor under the Lease (and the Indenture Trustee as assignee of the Owner Trustee's rights hereunder), shall be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the right to take possession of the Aircraft, Airframe, Engines and Parts as provided in the Lease in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor, and in any instance where more than one construction is possible of the terms and conditions hereof or of any other pertinent Operative Document, each such party agrees that a construction which would preserve such benefits shall control over any construction which would not preserve such benefits.

                  Section 12.06.  Effectiveness. As of July 20, 2000, this
                                  -------------
Agreement shall amend and restate the Original Indenture in its entirety, and the Original Indenture, except as expressly provided herein, shall be superseded in its entirety by this Agreement.

                                *      *      *

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                  IN WITNESS WHEREOF, the Owner Trustee and the Indenture Trustee have caused this Trust Indenture and Security Agreement to be duly executed by their respective officers thereunto duly authorized.

                                      STATE STREET BANK AND TRUST
                                      COMPANY, not in its individual
                                      capacity, except as expressly
                                      provided herein, but solely as
                                      Owner Trustee


                                      By: _____________________________
                                          Name:
                                          Title:



                                      STATE STREET BANK AND TRUST
                                      COMPANY OF CONNECTICUT, NATIONAL
                                      ASSOCIATION, as Indenture Trustee


                                      By: _____________________________
                                          Name:
                                          Title:

                                                             Exhibit A-1 to
                                                             Trust Indenture and
                                                             Security Agreement

                        Form of Existing Equipment Note
                        -------------------------------

                                                                February 6, 1990

$_______________                                                No.____________


                  1989 EQUIPMENT TRUST CERTIFICATE, SERIES A

                             DUE FEBRUARY 15, 2014

                     STATE STREET BANK AND TRUST COMPANY,
                 Not in its  Individual  Capacity  but solely
                   as Owner Trustee under the First Amended
                       and Restated Trust Indenture and
                       Security Agreement (1989 I) dated
                              as of July 20, 2000

                                     with

              STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT
                             NATIONAL ASSOCIATION,
                        Not in its Individual Capacity
                     but Solely as Indenture Trustee Under
                        the First Amended and Restated
                    Trust Indenture and Security Agreement
                      (1989 I) dated as of July 20, 2000

                                      and

                       UNITED AIR LINES, INC., as Lessee

          State Street Bank and Trust Company, not in its individual capacity but solely as the Owner Trustee (the "Owner Trustee") under the First Amended and Restated Trust Indenture and Security Agreement (1989 I) dated as of July 20, 2000 between State Street Bank and Trust Company, as Owner Trustee, and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee, for value received, hereby promises to pay to _____________, or registered assigns, the principal sum of __________________ Dollars and to pay interest thereon at the Debt Rate (as defined below) from February 6, 1990 or from the most recent date to which interest has been paid or duly provided for, semi-annually, on February 15 and August 15 in each year, commencing February 15, 1990, until the principal hereof is paid or made available for payment. The original principal sum of this Series A Certificate shall be payable in installments on the dates set forth in Annex A hereto equal to the corresponding percentage of the Original Amount (all terms used herein which are

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

defined in the Trust Indenture and Security Agreement are used herein as so defined) of this Series A Certificates set forth in Annex A hereto. The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date will, as provided in the Trust Indenture and Security Agreement, be paid to the Person in whose name this Certificate (or one or more predecessor Certificates) is registered at the close of business on the Record Date for payment of such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder hereof on such Record Date (or to the Person in whose name this Certificate is registered upon issuance) and may be paid to the Person in whose name this Certificate (or one or more predecessor Certificates) is registered at the close of business on a special record date for the payment of such Defaulted Interest to be fixed by the Indenture Trustee, notice whereof shall be given to the Holders not less than 10 days prior to such special record date, all as more fully provided in the Trust Indenture and Security Agreement.

          As used herein Debt Rate shall mean 10.43% per annum for the initial Funding Period and thereafter shall be for each Funding Period the Applicable Treasury Note Yield plus 2.00 percentage points. The Lessee on behalf of the Owner Trustee shall specify the length of each Funding Period (other than the initial Funding Period) by delivering written notice to the Indenture Trustee and the Owner Trustee not less than sixty (60) nor more than one hundred twenty
(120) days prior to the commencement of such Funding Period. If Lessee on behalf of the Owner Trustee fails to give the notice contemplated by this paragraph, the Funding Period shall be for a period of one year (subject to provisions (i) and (ii) of the definition of "Funding Period"). The Lessee shall promptly notify the Indenture Trustee and the Owner Trustee of the determination of such Debt Rate. Upon receipt of such notice, the Indenture Trustee shall promptly notify each Series A Certificate Holder as to the length of each new Funding Period and the applicable Debt Rate.

          Any amount not paid when due under this Certificate shall bear interest, payable on demand, at a rate equal to 1.00% per annum in excess of the Debt Rate applicable in respect of this Certificate (the "Past Due Rate").

          Except as otherwise expressly provided in the Trust Indenture and Security Agreement, all amounts payable by the Indenture Trustee and the Owner Trustee hereunder and under the Trust Indenture and Security Agreement shall be made only from the income and proceeds of the Trust Indenture Estate. Each Holder hereof, by its acceptance of this Certificate, agrees that (a) it will look solely to the income and proceeds of the Trust Indenture Estate for payment of such amounts, to the extent available for distribution to the Holder hereof as provided in the Trust Indenture and Security Agreement, and (b) neither the Owner Trustee nor the Indenture Trustee is or shall be personally liable to the Holder hereof for any amount payable hereunder or under the Trust Indenture and Security Agreement or, except as provided in the Trust Indenture and Security Agreement in the case of the Indenture

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]


Trustee and the Owner Trustee, for any liability under the Trust Indenture and Security Agreement.

     Payment of the principal of, premium, if any, and interest on this Certificate will be made in immediately available funds at the principal corporate trust office of the Indenture Trustee, or the office or agency maintained by the Indenture Trustee for such purpose, or as otherwise provided in the Trust Indenture and Security Agreement, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Each such payment shall be made on the date such payment is due and without any presentment or surrender of this Certificate, except that in the case of any final payment with respect to this Certificate, the Certificate shall be surrendered promptly thereafter by the Indenture Trustee to the Owner Trustee for cancellation. Payments otherwise due on a day which is not a Business Day shall be due on the immediately succeeding Business Day without adjustment in the amount due.

     State Street Bank and Trust Company is not acting in its individual capacity hereunder, but solely as Owner Trustee under the Trust Indenture and Security Agreement.

     State Street Bank and Trust Company of Connecticut, National Association is not acting individually hereunder, but solely as Indenture Trustee under the Trust Indenture and Security Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all Purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Trust Indenture and Security Agreement or be valid or obligatory for any purpose unless this Certificate has been executed by the Owner Trustee, and authenticated in the manner specified in Section 2.02 of the Trust Indenture and Security Agreement.

     This Certificate is one of the 1989 Equipment Trust Certificates, Series A issued pursuant to the Trust Indenture and Security Agreement.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

          IN WITNESS WHEREOF, the Owner Trustee has caused this Certificate to be executed in its corporate name by its officer thereunto duly authorized on the date hereof.

                                                STATE STREET BANK AND TRUST
                                                COMPANY

                                                By:____________________________
                                                Name:__________________________
                                                Title:_________________________


          This Certificate is one of a duly authorized issue of Certificates issued and to be issued under the Trust Indenture and Security Agreement, designated as 1989 Equipment Trust Certificate, Series A limited in aggregate principal amount to $94,416,264.24.

          Reference is made to the Trust Indenture and Security Agreement and all supplements and amendments thereto (a copy of which is on file with the Indenture Trustee at its principal corporate trust office) for a complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Owner Trustee, Lessee, the Indenture Trustee and the Holders, and the terms upon which the Certificates are, and are to be, executed and delivered, as well as for a statement of the terms and conditions of the trust created by the Trust Indenture and Security Agreement, to all of which terms and conditions in the Trust Indenture and Security Agreement each Holder hereof agrees by its acceptance of this Certificate.

          As more fully provided in the Trust Indenture and Security Agreement, the Certificates are subject to redemption, under the following circumstances, at a redemption price equal to the unpaid principal amount thereof, premium, if any, plus accrued interest thereon to the Redemption Date:

          (a) in whole at any time upon the occurrence of an Event of Loss to the Aircraft if such Aircraft is not replaced;

          (b) in the event of a termination by Lessee, at its option, of the Lease with respect to the Aircraft, if the Lease shall be terminated pursuant to
Section 9(a) thereof;

          (c) in whole, if Lessee purchases the Aircraft pursuant to Section 9(b) of the Lease;

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

          (d) in whole at any time on or after February 15, 1995, if Lessee shall have requested the Owner Trustee, and the Owner Trustee shall have consented to such request, to effect a redemption pursuant to Section 17 of the Participation Agreement;

          (e) in whole, in the event that the Owner Trustee gives notice of redemption to the Indenture Trustee pursuant to Section 8.03(e)(ii) of the Trust Indenture and Security Agreement: (i) at any time after one or more Events of Default shall have occurred and shall have continued for a period of 180 days or more but less than one year, during which period the Certificates shall not have been accelerated; or (ii) at any time after acceleration of the Certificates, or at any time after one or more Lease Events of Default shall have occurred and shall have continued for a period of one year or more, during which period the Certificates shall not have been accelerated.

          If an Indenture Event of Default shall occur and be continuing, the principal of the Certificates may be declared due and in the manner and with the effect provided in the Trust Indenture and Security Agreement. If, and only if, such Indenture Event of Default constitutes a Lease Event of Default, the Indenture Trustee may, subject to Section 8.03 of the Trust Indenture and Security Agreement declare the Lease to be in default, and may, to the exclusion of the Owner Trustee, exercise one or more of the remedies of the Owner Trustee provided in the Lease. Such remedies include the right to repossess and use or operate the Aircraft, to sell or relet the Aircraft free and clear of Lessee's rights and retain the proceeds and to require Lessee to pay as liquidated damages (i) any unpaid Lease Rent plus an amount equal to the excess of the Termination Value of the Aircraft over the discounted fair market rental value thereof for the remainder of the term for the Aircraft, (ii) any unpaid Lease Rent plus the excess of the Termination Value of the Aircraft over the fair market sales value thereof or (iii) if the Aircraft has been sold, any unpaid Lease Rent plus the excess of the Termination Value thereof over the net sales proceeds.

          The Owner Trustee may cure any default by Lessee under the Lease arising from the failure of Lessee to make payments of Basic Rent under the Lease, provided that such failure of Lessee is not the fourth consecutive such failure, or the seventh or subsequent cumulative such failure. The Owner Trustee may cure any other default by Lessee in the performance of its obligations under the Lease which can be cured by the payment of money, by making such payment on behalf of Lessee.

          The right of the Holder of this Certificate to institute action for any remedy under the Trust Indenture and Security Agreement, including the enforcement of payment of any amount due hereon, is subject to certain restrictions specified in the Trust Indenture and Security Agreement.

          In addition, the Owner Trustee and the Indenture Trustee will be discharged from their respective obligations in respect of the Certificates (except for certain obligations to register the transfer or exchange of Certificates, replace stolen, lost or mutilated Certificates,

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

maintain paying agencies and hold moneys for payment in trust), and the Indenture Trustee may thereupon cause the release of the Trust Indenture Estate from the Lien of the Trust Indenture and Security Agreement, if (a) the Owner Trustee or Lessee deposits or causes to be deposited irrevocably with the Indenture Trustee, in trust, money or U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay principal of, premium, if any, and interest on the Outstanding Certificates on the dates such payments are due in accordance with the terms of the Certificates and (b) certain other conditions are satisfied, including the receipt of either a private ruling issued by the Internal Revenue Service or an opinion of counsel, based on a ruling published by the Internal Revenue Service after the date hereof, in either case to the effect that the deposit and related defeasance would not cause the Holders to recognize income, gain or loss for Federal income tax purposes.

          As provided in the Trust Indenture and Security Agreement and subject to certain limitations therein set forth, this Certificate is transferable, and upon surrender of this Certificate for registration of transfer at the principal corporate trust office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder or his attorney duly authorized in writing, one or more new Certificates of the same maturity and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons. As provided in the Trust Indenture and Security Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for a like aggregate principal amount of Certificates of the same maturity and of authorized denominations, as requested by the Holder surrendering the same, upon presentation thereof for such purpose at the principal corporate trust office of the Registrar, or at an office or agency maintained for such purpose.

          No service charge shall be made for any such registration of transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment for registration of transfer of this Certificate, the Owner Trustee, the Indenture Trustee, any Paying Agent, the Registrar and Lessee may deem and treat the person in whose name this Certificate is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Certificate and for all other purposes whatsoever, whether or not this Certificate be overdue, and neither the Owner Trustee, the Indenture Trustee, any Paying Agent, the Registrar nor Lessee shall be affected by notice to the contrary.

          AS PROVIDED IN THE TRUST INDENTURE AND SECURITY AGREEMENT, THE TRUST INDENTURE AND SECURITY AGREEMENT AND THIS

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.

                         CERTIFICATE OF AUTHENTICATION

          This is one of the Certificates referred to in the within-mentioned Trust Indenture and Security Agreement.

                                           STATE STREET BANK AND TRUST
                                           COMPANY OF CONNECTICUT,
                                           NATIONAL ASSOCIATION, as Indenture
                                           Trustee

                                           By:________________________________
                                           Name:______________________________
                                           Title:_____________________________


THIS CERTIFICATE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS CERTIFICATE MAY NOT BE SOLD UNLESS EITHER REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                                             Exhibit A-2 to
                                                             Trust Indenture and
                                                             Security Agreement

                      Form of Pass Through Equipment Note
                      -----------------------------------

          THIS EQUIPMENT NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT TO
        THE SECURITIES LAWS OF ANY STATE.  ACCORDINGLY, THIS EQUIPMENT
          NOTE MAY NOT BE SOLD UNLESS EITHER REGISTERED UNDER THE ACT
           AND SUCH APPLICABLE STATE LAWS OR AN EXEMPTION FROM SUCH
                          REGISTRATION IS AVAILABLE.

                     STATE STREET BANK AND TRUST COMPANY,
                          NOT INDIVIDUALLY BUT SOLELY
                               AS OWNER TRUSTEE

        SERIES [______] EQUIPMENT NOTE DUE [_____] ISSUED IN CONNECTION
         WITH THE BOEING MODEL 747-422 AIRCRAFT BEARING UNITED STATES
                          REGISTRATION NUMBER N171UA.


No.______                                Date: [___________,____]



Original Principal Amount                      Maturity Date
                                               -------------

$________________________                      _____________


          STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not individually but solely as Owner Trustee (herein, in such capacity, the "Owner Trustee") for value received, hereby promises to pay to STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, as Subordination Agent as nominee for the Pass Through Trustee under the Intercreditor Agreement, or registered assigns, the principal sum of __________ Dollars ($________) in installments, one such installment to be due and payable on each Payment Date, each such installment to be in an amount equal to the amount set forth in
Schedule I hereto, together with interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until such principal amount is paid in full. Interest shall accrue with respect to each Interest Period at the Debt Rate (calculated on the basis of a year of 360 days consisting of twelve (12) thirty-day months) in effect for such Interest Period and shall be payable in arrears on each Interest Payment Date and on the date this Equipment Note is paid in full. Interest shall be payable with respect to the first but not the last day of each Interest Period. Notwithstanding the foregoing, the final payment made on this Equipment Note shall be in an amount sufficient to discharge in full the unpaid principal amount and all accrued and unpaid interest on, and any other amounts due under, this Equipment Note. Notwithstanding anything to the contrary contained herein, if any date on

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

which a payment under this Equipment Note becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day, interest at the Debt Rate shall accrue on the amount of such payment during such extension.

          For purposes hereof, the term "Indenture" means the Amended and Restated Trust Indenture and Security Agreement (1989 I), dated as of July 20, 2000 between the Owner Trustee and State Street Bank and Trust Company of Connecticut, National Association (the "Indenture Trustee"), as the same may be amended or supplemented from time to time. All other capitalized terms used in this Equipment Note and not defined herein shall have the respective meanings assigned in the Indenture.

          This Equipment Note shall bear interest, payable on demand, at the Past Due Rate (calculated on the basis of a year of 360 days consisting of twelve (12) thirty-day months) on any overdue principal amount, Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest and any other amounts payable hereunder which are overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).

          All payments of principal, Make-Whole Amount, if any, interest and other amounts, if any, to be made by the Owner Trustee hereunder and under the Indenture shall be made only from the income and proceeds from the Indenture Estate and only to the extent that the Indenture Trustee shall have sufficient income or proceeds from the Indenture Estate to make such payments. Each holder hereof, by its acceptance of this Equipment Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the holder hereof as above provided and that, none of the Owner Trustee, the Indenture Trustee and the Owner Participant is or shall be personally liable or liable in any manner extending to any assets other than the Indenture Estate to the holder hereof for any amounts payable or for any liability under this Equipment Note or the Indenture or, except as provided in Section 2.09 of the Indenture, under the Participation Agreement or the other Operative Documents; provided, however, that, nothing herein contained shall limit, restrict or impair the right of the Indenture Trustee, subject always to the terms and provisions of the Indenture, to accelerate the maturity of this Equipment Note upon an Indenture Event of Default under the Indenture, to bring suit and obtain a judgment against the Owner Trustee on this Equipment Note for purposes of realizing upon the Indenture Estate and to exercise all rights and remedies provided under the Indenture or otherwise realize upon the Indenture Estate.

          This Equipment Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless this Equipment Note has been executed on behalf of the Owner Trustee by the manual or facsimile signature of an authorized officer of the Owner Trustee, and authenticated by the Indenture Trustee by the manual signature of an authorized officer or signatory of the Indenture Trustee, in each case as specified in Section 2.02 of the Indenture.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

          This Equipment Note is one of the Equipment Notes referred to in the Indenture which have been or are to be issued by the Owner Trustee pursuant to the terms of the Indenture. Reference is made to the Indenture and all supplements and amendments thereto (a copy of which is on file with the Indenture Trustee at its Corporate Trust Department) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Owner Trustee, the Indenture Trustee and the Noteholders of the Equipment Notes, and the terms upon which the Equipment Notes are, and are to be, executed and delivered, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions in the Indenture each Noteholder hereof agrees by its acceptance of this Equipment Note.

          This Equipment Note is subject to redemption as provided in Article 6 of the Indenture but not otherwise.

          If an Indenture Event of Default shall occur and be continuing, the principal amount remaining unpaid on this Equipment Note may be declared due and payable in the manner and with the effect provided in the Indenture.

          As provided in the Indenture, in certain circumstances this Equipment
Note is transferable, and upon surrender of this Equipment Note for registration of transfer at the principal corporate trust office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Noteholder or his attorney duly authorized in writing, one or more new Equipment Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

          The Equipment Notes are issuable only as registered Equipment Notes. As provided in the Indenture and subject to certain limitations therein set forth, Equipment Notes are exchangeable for a like aggregate principal amount of Equipment Notes of the same series, maturity and type and of authorized denominations, as requested by the Noteholder surrendering the same, upon presentation thereof for such purpose at the principal corporate trust office of the Registrar, or at an office or agency maintained for such purpose. No service charge shall be made for any such registration of transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment for registration of transfer of this Equipment Note, the Owner Trustee, the Indenture Trustee, the Paying Agent and the Registrar may deem and treat the person in whose name this Equipment Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Equipment Note and for all other purposes whatsoever whether or not this Equipment Note be overdue, and neither the

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

Owner Trustee, the Indenture Trustee, the Paying Agent nor the Registrar shall be affected by notice to the contrary.

          [The indebtedness evidenced by this Equipment Note is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations (as defined in the Indenture) in respect of [Series A-1 Equipment Notes]/1/ [Series A-1 and Series B Equipment Notes]/2/ and this Equipment Note is issued subject to such provisions]/3/ . The Noteholder of this Equipment Note, by accepting the same,
(a) agrees to and shall be bound by such provisions and each other provision applicable to it in the Indenture, the Participation Agreement, the Note Purchase Agreement and each other Operative Document and Pass Through Document,
(b) authorizes and directs the Indenture Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Indenture Trustee its attorney-in-fact for such purpose.

          AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THIS EQUIPMENT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS OF THE STATE OF ILLINOIS.

                                  *    *    *


_________________

     /1/  To be inserted in the case of a Series B Equipment Note.

     /2/  To be inserted in the case of a Series C-2 Equipment Note.

     /3/ To be inserted for each Equipment Note other than any Series A-1 Equipment

Note.

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

          IN WITNESS WHEREOF, the Owner Trustee has caused this Equipment Note to be duly executed in its corporate name by its officer duly authorized as of the date hereof.

                             STATE STREET BANK AND TRUST
                             COMPANY, not in its individual capacity but solely as Owner Trustee


                             By:_______________________________________________
                                 Name:
                                 Title:

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Equipment Notes referred to in the within-mentioned Indenture.

                                           STATE STREET BANK AND TRUST
                                           COMPANY OF CONNECTICUT, NATIONAL
                                           ASSOCIATION, as Indenture Trustee

                                           By:__________________________________
                                              Authorized officer and signatory

                                     [First Amended and Restated Trust Indenture
                                                and Security Agreement (1989 I)]

                                  SCHEDULE I

                             AMORTIZATION SCHEDULE

         SCHEDULE I TO THE FIRST AMENDED AND RESTATED TRUST INDENTURE AND SECURITY AGREEMENT (1989 I) HAS BEEN INTENTIONALLY OMITTED FROM THE FIRST AMENDED AND RESTATED TRUST INDENTURE AND SECURITY AGREEMENT (1989 I) ON FILE WITH THE FAA

                               [Trust Indenture and Security Agreement (1989 I)]


                                   EXHIBIT B
                                   ---------

                    TRUST AGREEMENT AND TRUST INDENTURE AND
                         SECURITY AGREEMENT SUPPLEMENT

                                   (1989 I)

     This TRUST AGREEMENT AND TRUST INDENTURE AND SECURITY AGREEMENT SUPPLEMENT (1989 I), dated (herein called the "Trust Supplement") of STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee (herein called the "Owner Trustee"), under the Trust Agreement (1989 I), dated as of July 20, 2000 (as amended to date herein called the "Trust Agreement"), between the Owner Trustee and the Owner Participant named therein.

                                  WITNESSETH:

     WHEREAS, the Trust Agreement provides for the execution and delivery of one or more, supplements thereto substantially in the form hereof, which shall particularly describe the Aircraft (such term and other terms defined in the Indenture referred to below used herein as therein defined) included in the property covered by the Trust Agreement;

     WHEREAS, the Amended and Restated Trust Indenture and Security Agreement (1989 I) dated as of July 20, 2000 (herein called the "Indenture"), between the Owner Trustee and STATE STREET BANK AND TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee (herein called the "Indenture Trustee"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Indenture Trustee; and

     WHEREAS, each of the Trust Agreement and Indenture relates to the Airframe and Engines described below, and a counterpart of the Indenture is attached hereto and made a part hereof and this Trust Supplement, together with such counterpart of the Indenture, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document;

     NOW, THEREFORE, this Trust Supplement Witnesseth, subject to Section 2.11(b) of the Indenture that, to secure the prompt payment by the Owner Trustee, as and when required under the Indenture or the Equipment Notes, of the principal of, Make-Whole Amount (on and after the Refinancing Date only), if any, premium (prior to the Refinancing Date only), if any, and interest on, and all other amounts due with respect to, all Equipment Notes from time to time outstanding under the Indenture and to secure the performance and observance by the Owner Trustee of all the agreements, covenants and provisions contained in the Indenture and in the

                               [Trust Indenture and Security Agreement (1989 I)]

other Operative Documents to which it is a party (other than the Note Purchase Agreement), for the benefit of the Noteholders and each of the Indenture Indemnitees, and the prompt payment of any and all amounts from time to time owing under the Indenture, under the Lease and under the Participation Agreement by the Owner Trustee, the Owner Participant or the Lessee to the Noteholders and the Indenture Indemnitees (such obligations being collectively referred to herein as the "Secured Obligations") and for the uses and purposes and subject to the terms and provisions of the Indenture, and in consideration of the premises and of the covenants contained in the Indenture, and of the acceptance of the Equipment Notes by the Noteholders and of other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee, its successors and assigns, for the security and benefit of the Noteholders and the Indenture Indemnitees from time to time, a first priority security interest in the following described property:

                                   AIRFRAME

                      One Airframe Identified as follows:

                                            FAA
                                        Registration       Manufacturer's
     Manufacturer          Model           Number           Serial Number
     ------------          -----           ------           -------------
The Boeing Company

together with all Parts which are from time to time incorporated or installed in or attached thereto or which have been removed therefrom, but where title to which remains vested in the Owner Trustee in accordance with the Lease.

                               AIRCRAFT ENGINES

          Two aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, whether or not such engines shall be installed in or attached to the Airframe or any other airframe, identified as follows:

                                                           Manufacturer's
          Manufacturer                Model                Serial Numbers

                               [Trust Indenture and Security Agreement (1989 I)]


in each case, together with all Parts which are from time to time incorporated or installed in or attached thereto or which have been removed therefrom, but where title to which remains vested in the Owner Trustee in accordance with the Lease.

          As further security for the obligations referred to above and secured by the Indenture and hereby, the Owner Trustee hereby confirms that the Lien of the Indenture over the Trust Indenture Estate includes the Lease Supplement of even date herewith covering the property described above.

          Notwithstanding any provision hereof, no Excluded Payment shall constitute security for any of the aforementioned obligations.

          TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, in trust for the benefit and security of the Indenture Trustee the Noteholders from time to time without, except as provided in Section 2.10 and Article 3 of the Indenture, any preference, distinction or priority of any one Equipment Note over any other by reason of series, priority of time of issue, sale or negotiation, date of maturity or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Indenture.

          This Trust Supplement shall be construed as supplemental to the Indenture and to the Trust Agreement and shall form a part of each, and the Trust Agreement and the Indenture are each hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.

                                  *    *    *

                               [Trust Indenture and Security Agreement (1989 I)]


          IN WITNESS WHEREOF, the Owner Trustee has caused this Trust Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.

                                       STATE STREET BANK AND TRUST
                                       COMPANY, not in its individual capacity
                                       but solely as Owner Trustee



                                       By:___________________________________
                                          Title: